UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1400

Fidelity Contrafund
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor®

New Insights

Fund - Class A, Class T, Class B
and Class C

Annual Report

December 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The investment environment in 2010 was volatile but generally supportive of most major asset classes. Equities experienced the biggest gains, rallying in the second half of the period on incremental economic growth, supportive monetary policies, strong corporate profits and very little inflation. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended December 31, 2010	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	9.39%	3.21%	9.47%
Class T (incl. 3.50% sales charge)	11.75%	3.46%	9.57%
Class B (incl. contingent deferred sales charge)B	10.14%	3.25%	9.51%
Class C (incl. contingent deferred sales charge)C	14.21%	3.66%	9.53%

A From July 31, 2003.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

$10,000 Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor ® New Insights Fund - Class A on July 31, 2003, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the one-year period ending December 31, 2010, lifted by a strong second-half rally fueled by economic optimism, encouraging earnings reports and a wave of corporate mergers. For the full 12 months, the large-cap S&P 500 ® Index rose 15.06%, the blue-chip-laden Dow Jones Industrial AverageSM added 14.06% and the technology-heavy Nasdaq Composite ® Index climbed 18.02%. It was the second straight year of double-digit returns for major U.S. equity markets, with the S&P 500 ® ending the year up more than 90% from its March 2009 low. Advances didn't come easily, however, as high unemployment in the U.S., sovereign debt problems in Europe and a one-day "flash crash" sent equities falling in the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the S&P ® posting its best September/October performance since 1998. In the 12-month period, all 10 sectors within the index showed gains, with the economically sensitive consumer discretionary and industrials segments faring best. Stocks of mid- and small-sized companies did significantly better than their larger-cap counterparts, advancing 25.48% and 26.85%, respectively, as measured by the Russell Midcap ® and Russell 2000 ® indexes.

Comments from William Danoff, Portfolio Manager of Fidelity Advisor® New Insights Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 16.07%, 15.81%, 15.14% and 15.21% respectively (excluding sales charges), modestly outperforming the S&P 500® Index. Good stock picking accounted for most of the outperformance. Technology was a disappointment, but I was able to beat the market with superior stock selection there. Results were boosted by a significant overweighting in mobile phone and computer maker Apple, the fund's largest holding at period end and by far its top individual contributor. Not owning benchmark component Microsoft and Bank of America also aided relative performance, as both stocks fell during the period. An out-of-benchmark stake in the Chipotle Mexican Grill restaurant chain helped results, as its stock price more than doubled during the period. Overweighting the top-performing consumer discretionary sector was a good call, as was positioning in materials, where results were lifted by several out-of-benchmark positions in gold-mining firms, such as Red Back Mining, which was acquired by Kinross Gold. Investments in foreign companies helped relative performance, boosted in part by a generally weaker dollar. Conversely, underweighting the strong-performing industrials sector detracted, particularly the capital goods industry. Positioning in energy also hurt, as did an average cash position of about 7%. Among individual securities, a large stake in Internet search giant Google was the single largest detractor. Visa disappointed, as did drugmaker Gilead Sciences.

Comments from William Danoff, Portfolio Manager of Fidelity Advisor® New Insights Fund: For the year, the fund's Institutional Class shares appreciated 16.34%, modestly outperforming the S&P 500® Index. Good stock picking accounted for most of the outperformance. Technology was a disappointment, but I was able to beat the market with superior stock selection there. Results were boosted by a significant overweighting in mobile phone and computer maker Apple, the fund's largest holding at period end and by far its top individual contributor. Not owning benchmark component Microsoft and Bank of America also aided relative performance, as both stocks fell during the period. An out-of-benchmark stake in the Chipotle Mexican Grill restaurant chain helped results, as its stock price more than doubled during the period. Overweighting the top-performing consumer discretionary sector was a good call, as was positioning in materials, where results were lifted by several out-of-benchmark positions in gold-mining firms, such as Red Back Mining, which was acquired by Kinross Gold. Investments in foreign companies helped relative performance, boosted in part by a generally weaker dollar. Conversely, underweighting the strong-performing industrials sector detracted, particularly the capital goods industry. Positioning in energy also hurt, as did an average cash position of about 7% in the period. Among individual securities, a large stake in Internet search giant Google was the single largest detractor. Visa disappointed, as did drugmaker Gilead Sciences.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 to December 31, 2010
Class A	1.14%
Actual		$ 1,000.00	$ 1,223.80	$ 6.39
HypotheticalA		$ 1,000.00	$ 1,019.46	$ 5.80
Class T	1.38%
Actual		$ 1,000.00	$ 1,222.50	$ 7.73
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 7.02
Class B	1.95%
Actual		$ 1,000.00	$ 1,218.60	$ 10.90
HypotheticalA		$ 1,000.00	$ 1,015.38	$ 9.91
Class C	1.88%
Actual		$ 1,000.00	$ 1,219.10	$ 10.52
HypotheticalA		$ 1,000.00	$ 1,015.73	$ 9.55
Institutional Class	.89%
Actual		$ 1,000.00	$ 1,224.70	$ 4.99
HypotheticalA		$ 1,000.00	$ 1,020.72	$ 4.53

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.6	6.6
Google, Inc. Class A	4.9	4.2
Berkshire Hathaway, Inc. Class A	2.8	3.6
Wells Fargo & Co.	2.2	2.7
The Coca-Cola Co.	2.1	1.8
McDonald's Corp.	2.0	2.3
The Walt Disney Co.	2.0	1.9
Noble Energy, Inc.	1.5	1.2
NIKE, Inc. Class B	1.4	1.3
Amazon.com, Inc.	1.4	1.1
	26.9
Top Five Market Sectors as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	31.3	30.6
Consumer Discretionary	17.5	17.5
Financials	9.6	9.7
Health Care	8.1	10.8
Materials	7.4	6.7
Asset Allocation (% of fund's net assets)
As of December 31, 2010*		As of June 30, 2010**
	Stocks 91.4%		Stocks 91.2%
	Bonds 0.0% †		Bonds 0.0% †
	Convertible Securities 0.2%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 8.4%		Short-Term Investments and Net Other Assets 8.6%
* Foreign investments	21.1%	** Foreign investments	18.8%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2010

Showing Percentage of Net Assets

Common Stocks - 91.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 17.4%
Auto Components - 0.3%
Autoliv, Inc.	81,400	$ 6,426
BorgWarner, Inc. (a)	22,400	1,621
Gentex Corp.	389,300	11,508
Magna International, Inc. Class A (sub. vtg.)	60,000	3,123
TRW Automotive Holdings Corp. (a)	475,000	25,033
		47,711
Automobiles - 0.7%
BYD Co. Ltd. (H Shares)	1,456,190	7,653
Ford Motor Co. (a)	2,488,900	41,789
Geely Automobile Holdings Ltd.	15,050,000	6,583
General Motors Co.	799,400	29,466
Hyundai Motor Co.	129,906	20,101
Tesla Motors, Inc. (a)(d)	185,300	4,935
Toyota Motor Corp.	75,300	2,964
		113,491
Diversified Consumer Services - 0.1%
Ambow Education Holding Ltd. ADR (d)	357,100	5,017
Anhanguera Educacional Participacoes SA	306,744	7,393
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	76,700	8,071
		20,481
Hotels, Restaurants & Leisure - 4.8%
7 Days Group Holdings Ltd. ADR (a)(d)	130,900	2,788
Ajisen (China) Holdings Ltd.	1,344,000	2,258
Betfair Group PLC	22,598	340
Cafe de Coral Holdings Ltd.	724,000	1,790
China Lodging Group Ltd. ADR (d)	296,250	6,455
Chipotle Mexican Grill, Inc. (a)	582,628	123,902
Ctrip.com International Ltd. sponsored ADR (a)	400,100	16,184
Galaxy Entertainment Group Ltd. (a)(d)	3,670,000	4,155
Home Inns & Hotels Management, Inc. sponsored ADR (a)(d)	444,600	18,211
Hyatt Hotels Corp. Class A (a)	69,100	3,162
InterContinental Hotel Group PLC	395,000	7,721
InterContinental Hotel Group PLC ADR	146,700	2,894
Las Vegas Sands Corp. (a)	711,022	32,671
Little Sheep Group Ltd.	6,311,000	3,987
Marriott International, Inc. Class A	642,690	26,697
McDonald's Corp.	4,158,227	319,186
Sands China Ltd.	5,054,400	11,107
Starbucks Corp.	2,482,763	79,771
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Starwood Hotels & Resorts Worldwide, Inc.	51,700	$ 3,142
Tim Hortons, Inc.	1,912,000	78,832
Wyndham Worldwide Corp.	96,300	2,885
Wynn Macau Ltd.	780,000	1,746
		749,884
Household Durables - 0.1%
iRobot Corp. (a)	148,982	3,707
Tempur-Pedic International, Inc. (a)	307,525	12,319
		16,026
Internet & Catalog Retail - 2.1%
Amazon.com, Inc. (a)	1,200,300	216,054
ASOS PLC (a)(d)	175,500	4,359
E-Commerce China Dangdang, Inc. ADR	20,100	544
Expedia, Inc.	110,500	2,772
Liberty Media Corp. Interactive Series A (a)	207,600	3,274
MakeMyTrip Ltd.	83,600	2,260
Ocado Group PLC (a)(d)	2,959,500	8,233
Priceline.com, Inc. (a)	247,400	98,849
Start Today Co. Ltd.	416	1,662
		338,007
Leisure Equipment & Products - 0.0%
Hasbro, Inc.	143,793	6,784
Media - 3.8%
DIRECTV (a)	1,151,056	45,962
Discovery Communications, Inc. (a)	2,720,200	113,432
DreamWorks Animation SKG, Inc. Class A (a)	217,324	6,405
Legend Pictures Holdings LLC unit (h)	5,533	4,150
Liberty Global, Inc. Class A (a)(d)	44,300	1,567
Liberty Media Corp.:
Capital Series A (a)	152,932	9,567
Starz Series A (a)	159,890	10,629
Naspers Ltd. Class N	484,000	28,342
Pearson PLC	93,300	1,471
ReachLocal, Inc.	205,734	4,096
Scripps Networks Interactive, Inc. Class A	1,036,600	53,644
The Walt Disney Co.	8,376,480	314,202
The Weinstein Co. III Holdings, LLC Class A-1 (a)(h)	2,267	850
Virgin Media, Inc.	223,500	6,088
		600,405
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.9%
Dollar General Corp. (a)	77,074	$ 2,364
Dollar Tree, Inc. (a)	1,833,600	102,828
Dollarama, Inc. (a)	285,400	8,239
Dollarama, Inc. (a)(f)	229,600	6,628
Droga Raia SA	468,000	7,174
Family Dollar Stores, Inc.	121,700	6,050
Golden Eagle Retail Group Ltd. (H Shares)	489,000	1,205
		134,488
Specialty Retail - 2.7%
Abercrombie & Fitch Co. Class A	190,000	10,950
AutoZone, Inc. (a)	58,400	15,919
Bed Bath & Beyond, Inc. (a)	741,100	36,425
DSW, Inc. Class A (a)	29,300	1,146
Fourlis Holdings SA	527,400	3,956
Hengdeli Holdings Ltd.	2,612,000	1,556
J. Crew Group, Inc. (a)	1,194,215	51,518
Luk Fook Holdings International Ltd.	268,000	936
Mr Price Group Ltd.	302,100	3,032
O'Reilly Automotive, Inc. (a)	411,000	24,833
Ross Stores, Inc.	767,873	48,568
Sally Beauty Holdings, Inc. (a)	204,146	2,966
TJX Companies, Inc.	4,532,500	201,198
Tractor Supply Co.	71,600	3,472
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	181,700	6,178
Urban Outfitters, Inc. (a)	434,000	15,542
		428,195
Textiles, Apparel & Luxury Goods - 1.9%
Burberry Group PLC	733,100	12,856
China Hongxing Sports Ltd.	6,000,000	748
China Xiniya Fashion Ltd. ADR	55,600	509
Coach, Inc.	456,600	25,255
Deckers Outdoor Corp. (a)	28,600	2,281
Maidenform Brands, Inc. (a)	3,700	88
NIKE, Inc. Class B	2,573,700	219,845
Pandora A/S	128,300	7,732
Phillips-Van Heusen Corp.	78,653	4,956
Polo Ralph Lauren Corp. Class A	168,600	18,701
		292,971
TOTAL CONSUMER DISCRETIONARY		2,748,443
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 6.0%
Beverages - 2.5%
Anheuser-Busch InBev SA NV	592,945	$ 33,930
Boston Beer Co., Inc. Class A (a)	42,100	4,003
C&C Group PLC	676,053	3,058
Coca-Cola FEMSA SAB de CV sponsored ADR	28,300	2,333
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	204,000	6,330
Diageo PLC sponsored ADR	700	52
Dr Pepper Snapple Group, Inc.	244,500	8,597
Hansen Natural Corp. (a)	27,100	1,417
The Coca-Cola Co.	4,950,887	325,620
Tsingtao Brewery Co. Ltd. (H Shares)	966,000	5,058
		390,398
Food & Staples Retailing - 0.5%
Bim Birlesik Magazalar AS JSC	84,000	2,860
China Resources Enterprise Ltd.	1,972,000	8,081
Costco Wholesale Corp.	427,600	30,877
Drogasil SA	847,500	6,894
Eurocash SA	156,000	1,368
Fresh Market, Inc.	13,700	564
Shoprite Holdings Ltd.	106,800	1,606
Tesco PLC	1,647,522	10,924
Wal-Mart de Mexico SA de CV Series V	3,727,800	10,706
Whole Foods Market, Inc.	105,500	5,337
		79,217
Food Products - 0.8%
Associated British Foods PLC	71,000	1,308
Diamond Foods, Inc. (d)	301,700	16,044
H.J. Heinz Co.	100	5
Kraft Foods, Inc. Class A	48,400	1,525
Mead Johnson Nutrition Co. Class A	49,200	3,063
Nestle SA	648,001	37,973
Shenguan Holdings Group Ltd.	2,320,000	3,039
Tingyi (Cayman Islands) Holding Corp.	4,036,000	10,333
TreeHouse Foods, Inc. (a)	608,893	31,108
Want Want China Holdings Ltd.	27,796,000	24,354
		128,752
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Household Products - 1.6%
Colgate-Palmolive Co.	2,196,400	$ 176,525
Procter & Gamble Co.	1,318,267	84,804
		261,329
Personal Products - 0.6%
Estee Lauder Companies, Inc. Class A	791,300	63,858
Hengan International Group Co. Ltd.	927,500	8,001
Hypermarcas SA (a)	231,800	3,147
Natura Cosmeticos SA	160,100	4,601
Nu Skin Enterprises, Inc. Class A	447,400	13,538
		93,145
Tobacco - 0.0%
British American Tobacco PLC sponsored ADR	700	54
Philip Morris International, Inc.	26,739	1,565
		1,619
TOTAL CONSUMER STAPLES		954,460
ENERGY - 5.7%
Energy Equipment & Services - 0.6%
Schlumberger Ltd.	1,118,600	93,403
Seadrill Ltd.	187,400	6,343
Weatherford International Ltd. (a)	72,848	1,661
		101,407
Oil, Gas & Consumable Fuels - 5.1%
Anadarko Petroleum Corp.	854,600	65,086
Apache Corp.	198,861	23,710
BG Group PLC	218,078	4,409
Birchcliff Energy Ltd. (a)	1,304,400	12,478
Canadian Natural Resources Ltd.	1,019,400	45,333
Chevron Corp.	9,637	879
Cimarex Energy Co.	38,100	3,373
Clean Energy Fuels Corp. (a)(d)	489,500	6,775
Concho Resources, Inc. (a)	860,000	75,396
Concho Resources, Inc. (a)(h)	123,780	10,852
Crescent Point Energy Corp. (d)	342,700	15,185
Crescent Point Energy Corp. (f)	83,300	3,691
EOG Resources, Inc.	256,700	23,465
EXCO Resources, Inc.	36,699	713
Exxon Mobil Corp.	41,501	3,035
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
GoviEx Uranium, Inc. (a)(h)	3,477,000	$ 6,954
Gran Tierra Energy, Inc. (a)	400,000	3,245
Ivanhoe Energy, Inc. (a)(d)	2,114,400	5,767
Ivanhoe Energy, Inc. (a)(f)	618,000	1,686
Ivanhoe Energy, Inc. warrants 1/26/11 (a)(f)	154,500	1
Murphy Oil Corp.	86,400	6,441
Niko Resources Ltd.	113,100	11,701
Noble Energy, Inc.	2,758,200	237,426
Northern Oil & Gas, Inc. (a)	277,100	7,540
Oasis Petroleum, Inc. (a)	327,400	8,879
Occidental Petroleum Corp.	1,438,800	141,146
OGX Petroleo e Gas Participacoes SA (a)	282,200	3,401
Pacific Rubiales Energy Corp.	313,000	10,592
Petroplus Holdings AG	576,187	7,598
Sable Mining Africa Ltd. (a)(e)	65,229,898	26,460
Skope Energy, Inc. (f)	784,000	7,861
Sunoco, Inc.	65,500	2,640
TransAtlantic Petroleum Ltd. (a)(f)	918,400	3,076
Tullow Oil PLC	147,100	2,894
Whiting Petroleum Corp. (a)	82,900	9,715
		799,403
TOTAL ENERGY		900,810
FINANCIALS - 9.6%
Capital Markets - 0.8%
BlackRock, Inc. Class A	409,300	78,004
Charles Schwab Corp.	195,100	3,338
Franklin Resources, Inc.	57,800	6,428
Goldman Sachs Group, Inc.	17,500	2,943
Morgan Stanley	97,800	2,661
T. Rowe Price Group, Inc.	387,800	25,029
		118,403
Commercial Banks - 3.6%
Banco ABC Brasil SA	302,000	2,661
Banco Bradesco SA (PN) sponsored ADR	464,300	9,421
Banco do Brasil SA	435,800	8,251
Banco Macro SA sponsored ADR	43,200	2,169
Banco Santander (Brasil) SA ADR	692,700	9,421
Banco Santander Chile sponsored ADR	29,100	2,720
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
Bank of Baroda	124,139	$ 2,577
China Construction Bank Corp. (H Shares)	5,967,000	5,351
Comerica, Inc.	100	4
Dena Bank	163,396	431
HDFC Bank Ltd. sponsored ADR	58,800	9,826
Itau Unibanco Banco Multiplo SA:
ADR	487,270	11,699
ADR (f)	2,859,700	68,661
M&T Bank Corp.	135,500	11,795
PNC Financial Services Group, Inc.	15,790	959
PT Bank Central Asia Tbk	9,404,000	6,680
Standard Chartered PLC (United Kingdom)	2,365,771	63,687
State Bank of India	114,236	7,184
Wells Fargo & Co.	11,003,585	341,001
		564,498
Consumer Finance - 0.1%
American Express Co.	152,800	6,558
Credit Acceptance Corp. (a)(d)	26,900	1,689
Shriram Transport Finance Co. Ltd.	267,663	4,676
		12,923
Diversified Financial Services - 1.1%
Citigroup, Inc. (a)	27,169,200	128,510
JPMorgan Chase & Co.	1,179,917	50,052
NBH Holdings Corp. Class A (a)(f)	10,500	205
		178,767
Insurance - 3.8%
Admiral Group PLC	1,289,300	30,474
AIA Group Ltd.	3,227,800	9,074
Berkshire Hathaway, Inc.:
Class A (a)	3,701	445,785
Class B (a)	15,991	1,281
Fairfax Financial Holdings Ltd. (sub. vtg.)	44,700	18,331
MetLife, Inc.	693,300	30,810
Prudential Financial, Inc.	181,700	10,668
The Chubb Corp.	944,800	56,348
The Travelers Companies, Inc.	85,200	4,746
		607,517
Real Estate Investment Trusts - 0.0%
Simon Property Group, Inc.	76,572	7,618
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Management & Development - 0.2%
BR Malls Participacoes SA	1,511,550	$ 15,575
Wharf Holdings Ltd.	1,205,000	9,271
		24,846
TOTAL FINANCIALS		1,514,572
HEALTH CARE - 8.0%
Biotechnology - 2.2%
Alexion Pharmaceuticals, Inc. (a)	483,900	38,978
Amgen, Inc. (a)	27,200	1,493
ARIAD Pharmaceuticals, Inc. (a)	2,000,000	10,200
AVEO Pharmaceuticals, Inc.	133,100	1,946
Biogen Idec, Inc. (a)	436,700	29,281
BioMarin Pharmaceutical, Inc. (a)	131,900	3,552
Celgene Corp. (a)	662,100	39,157
Gilead Sciences, Inc. (a)	4,224,900	153,110
Human Genome Sciences, Inc. (a)	571,800	13,660
Incyte Corp. (a)	732,300	12,127
RXi Pharmaceuticals Corp. (a)(d)	571,429	1,474
RXi Pharmaceuticals Corp. warrants 2/4/15 (a)	228,571	277
Targacept, Inc. (a)	1,118,700	29,646
Theravance, Inc. (a)	111,600	2,798
United Therapeutics Corp. (a)	257,500	16,279
		353,978
Health Care Equipment & Supplies - 0.9%
C. R. Bard, Inc.	78,199	7,176
Cyberonics, Inc. (a)	176,300	5,469
Edwards Lifesciences Corp. (a)	640,597	51,786
Gen-Probe, Inc. (a)	90,200	5,263
HeartWare International, Inc. (a)	28,100	2,461
Hill-Rom Holdings, Inc.	683,119	26,894
I-Pulse, Inc. (a)	58,562	94
I-Pulse, Inc. warrants 12/15/10 (a)	58,562	0
Neogen Corp. (a)	19,400	796
ResMed, Inc. (a)	219,000	7,586
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	3,792,000	10,758
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Varian Medical Systems, Inc. (a)	222,600	$ 15,422
Volcano Corp. (a)	353,000	9,640
		143,345
Health Care Providers & Services - 0.8%
Diagnosticos da America SA	234,000	3,173
Express Scripts, Inc. (a)	465,900	25,182
HMS Holdings Corp. (a)	141,700	9,178
Magellan Health Services, Inc. (a)	36,100	1,707
McKesson Corp.	34,633	2,437
Medco Health Solutions, Inc. (a)	1,125,400	68,953
Sinopharm Group Co. Ltd. (H Shares)	438,000	1,527
UnitedHealth Group, Inc.	234,500	8,468
		120,625
Health Care Technology - 0.5%
Allscripts-Misys Healthcare Solutions, Inc. (a)	139,700	2,692
Cerner Corp. (a)	488,273	46,259
Quality Systems, Inc. (d)	352,500	24,612
		73,563
Life Sciences Tools & Services - 1.0%
Agilent Technologies, Inc. (a)	329,900	13,668
Fluidigm Corp. (a)	3,117	6
Life Technologies Corp. (a)	210,400	11,677
Mettler-Toledo International, Inc. (a)	597,000	90,272
Waters Corp. (a)	492,600	38,280
		153,903
Pharmaceuticals - 2.6%
Abbott Laboratories	1,693,500	81,136
Allergan, Inc.	58,300	4,003
Aspen Pharmacare Holdings Ltd.	108,200	1,503
AstraZeneca PLC (United Kingdom)	1,271,475	57,986
Bayer AG	79,815	5,901
Bristol-Myers Squibb Co.	495,700	13,126
Dr. Reddy's Laboratories Ltd. sponsored ADR (d)	305,400	11,288
Forest Laboratories, Inc. (a)	115,500	3,694
Lupin Ltd.	300,019	3,237
MAP Pharmaceuticals, Inc. (a)	599,800	10,041
Merck & Co., Inc.	36,315	1,309
Novartis AG sponsored ADR (d)	47,100	2,777
Novo Nordisk AS Series B	737,298	83,107
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Perrigo Co.	429,400	$ 27,194
Pfizer, Inc.	79,919	1,399
Piramal Healthcare Ltd.	115,143	1,210
Salix Pharmaceuticals Ltd. (a)	55,900	2,625
Shire PLC	936,100	22,587
Teva Pharmaceutical Industries Ltd. sponsored ADR	854,700	44,556
Valeant Pharmaceuticals International, Inc.	1,184,306	33,583
Warner Chilcott PLC	105,700	2,385
		414,647
TOTAL HEALTH CARE		1,260,061
INDUSTRIALS - 5.5%
Aerospace & Defense - 0.1%
DigitalGlobe, Inc. (a)	54,100	1,716
GeoEye, Inc. (a)	28,100	1,191
Goodrich Corp.	35,300	3,109
TransDigm Group, Inc. (a)	44,300	3,190
United Technologies Corp.	163,000	12,831
		22,037
Air Freight & Logistics - 0.7%
Air Lease Corp. Class A (a)(f)	320,800	6,576
C.H. Robinson Worldwide, Inc.	1,086,572	87,132
Expeditors International of Washington, Inc.	194,900	10,642
FedEx Corp.	100	9
		104,359
Airlines - 0.1%
Lan Airlines SA sponsored ADR (d)	40,600	1,250
Southwest Airlines Co.	851,300	11,050
		12,300
Commercial Services & Supplies - 0.5%
Aggreko PLC	110,900	2,564
APAC Customer Services, Inc. (a)	1,221,825	7,416
Clean Harbors, Inc. (a)	20,200	1,698
Edenred (a)	394,300	9,339
Interface, Inc. Class A	59,300	928
Iron Mountain, Inc.	35,919	898
Multiplus SA	84,000	1,708
Stericycle, Inc. (a)	592,315	47,930
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Waste Connections, Inc.	303,900	$ 8,366
Waste Management, Inc.	22,183	818
		81,665
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc. (a)	61,800	2,834
Electrical Equipment - 0.7%
American Superconductor Corp. (a)(d)	378,600	10,824
Cooper Industries PLC Class A	550,245	32,074
Emerson Electric Co.	130,200	7,444
Fushi Copperweld, Inc. (a)	699,600	6,212
Polypore International, Inc. (a)	470,408	19,160
Roper Industries, Inc.	248,200	18,970
Sensata Technologies Holding BV	334,400	10,069
		104,753
Industrial Conglomerates - 0.1%
3M Co.	49,900	4,306
Beijing Enterprises Holdings Ltd.	635,500	3,941
Koc Holding AS	275,000	1,341
		9,588
Machinery - 2.0%
AGCO Corp. (a)	99,400	5,036
Ashok Leyland Ltd.	494,704	708
Caterpillar, Inc.	260,600	24,408
China Automation Group Ltd.	7,249,000	5,279
China Yuchai International Ltd.	10,000	317
CNH Global NV (a)	103,800	4,955
Cummins, Inc.	440,800	48,492
Danaher Corp.	2,133,554	100,640
Deere & Co.	113,700	9,443
Donaldson Co., Inc.	58,300	3,398
Dover Corp.	169,100	9,884
Gardner Denver, Inc.	23,500	1,617
Ingersoll-Rand Co. Ltd.	27,500	1,295
Komatsu Ltd.	436,000	13,190
Nordson Corp.	124,500	11,439
PACCAR, Inc.	816,523	46,885
Pall Corp.	289,100	14,334
Rotork PLC	55,900	1,594
Tata Motors Ltd. sponsored ADR (d)	283,800	8,327
Timken Co.	68,900	3,289
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Titan International, Inc.	100	$ 2
WABCO Holdings, Inc. (a)	100	6
		314,538
Professional Services - 0.1%
IHS, Inc. Class A (a)	130,300	10,475
SEEK Ltd.	1,250,000	8,467
		18,942
Road & Rail - 1.0%
All America Latina Logistica SA	48,000	434
Canadian National Railway Co.	942,300	62,691
CSX Corp.	546,200	35,290
Localiza Rent A Car SA	694,800	11,262
Norfolk Southern Corp.	133,000	8,355
Union Pacific Corp.	463,100	42,911
		160,943
Trading Companies & Distributors - 0.2%
Mills Estruturas e Servicos de Engenharia SA (a)	112,000	1,390
Noble Group Ltd.	3,694,000	6,247
W.W. Grainger, Inc.	172,400	23,810
		31,447
TOTAL INDUSTRIALS		863,406
INFORMATION TECHNOLOGY - 31.3%
Communications Equipment - 1.8%
Acme Packet, Inc. (a)	440,200	23,401
Adtran, Inc.	237,100	8,585
Aruba Networks, Inc. (a)	473,200	9,880
Calix Networks, Inc. (a)	84,334	1,425
Cisco Systems, Inc. (a)	486,300	9,838
F5 Networks, Inc. (a)	670,600	87,285
HTC Corp.	1,798,850	55,501
JDS Uniphase Corp. (a)	149,300	2,162
Juniper Networks, Inc. (a)	728,181	26,884
Motorola, Inc. (a)	999,800	9,068
QUALCOMM, Inc.	746,551	36,947
Riverbed Technology, Inc. (a)	554,600	19,505
Tekelec (a)	39,100	466
		290,947
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 8.2%
Apple, Inc. (a)	3,233,146	$ 1,042,888
Dell, Inc. (a)	112,000	1,518
EMC Corp. (a)	3,285,600	75,240
Hewlett-Packard Co.	1,315,100	55,366
Lexmark International, Inc. Class A (a)	83,800	2,918
NetApp, Inc. (a)	2,223,600	122,209
		1,300,139
Electronic Equipment & Components - 0.8%
Amphenol Corp. Class A	2,120,640	111,927
E Ink Holdings, Inc. (a)	899,000	1,821
E Ink Holdings, Inc. GDR (a)(f)	89,500	1,814
IPG Photonics Corp. (a)	198,000	6,261
Wasion Group Holdings Ltd.	878,000	581
		122,404
Internet Software & Services - 6.6%
Akamai Technologies, Inc. (a)	293,579	13,813
Baidu.com, Inc. sponsored ADR (a)	380,100	36,691
Constant Contact, Inc. (a)(d)	405,700	12,573
eBay, Inc. (a)	2,809,861	78,198
Google, Inc. Class A (a)	1,297,805	770,857
IntraLinks Holdings, Inc.	330,300	6,180
LivePerson, Inc. (a)	652,100	7,369
LogMeIn, Inc. (a)	221,200	9,808
Marchex, Inc. Class B	221,700	2,115
Mercadolibre, Inc. (a)	206,800	13,783
Open Text Corp. (a)	35,500	1,628
OpenTable, Inc. (a)	347,000	24,457
Tencent Holdings Ltd.	2,203,600	47,885
Terremark Worldwide, Inc. (a)	29,600	383
WebMD Health Corp. (a)	230,036	11,746
YouKu.com, Inc. ADR (a)	59,300	2,076
		1,039,562
IT Services - 2.6%
Accenture PLC Class A	1,803,200	87,437
Cognizant Technology Solutions Corp. Class A (a)	927,200	67,954
Fidelity National Information Services, Inc.	624,947	17,117
Fiserv, Inc. (a)	152,881	8,953
hiSoft Technology International Ltd. ADR (a)	110,400	3,334
iGate Corp.	428,610	8,448
Infosys Technologies Ltd. sponsored ADR	41,000	3,119
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
International Business Machines Corp.	200,400	$ 29,411
MasterCard, Inc. Class A	11,215	2,513
Redecard SA	314,400	3,988
Sapient Corp.	113,900	1,378
VeriFone Systems, Inc. (a)	87,000	3,355
Visa, Inc. Class A	2,548,300	179,349
		416,356
Semiconductors & Semiconductor Equipment - 6.4%
Altera Corp.	3,690,800	131,319
Analog Devices, Inc.	720,400	27,137
ARM Holdings PLC sponsored ADR (d)	2,073,500	43,025
ASML Holding NV	479,400	18,380
Atheros Communications, Inc. (a)	301,386	10,826
Atmel Corp. (a)	1,745,800	21,508
Avago Technologies Ltd.	1,902,500	54,164
Broadcom Corp. Class A	2,816,800	122,672
Cavium Networks, Inc. (a)	562,800	21,206
Cirrus Logic, Inc. (a)(d)	847,100	13,537
Cree, Inc. (a)(d)	304,800	20,083
GT Solar International, Inc. (a)(d)	504,100	4,597
Hittite Microwave Corp. (a)	66,100	4,035
Inphi Corp.	73,000	1,467
Linear Technology Corp.	990,900	34,275
Marvell Technology Group Ltd. (a)	5,483,400	101,717
Maxim Integrated Products, Inc.	469,900	11,099
Micrel, Inc. (d)	1,215,577	15,790
Microchip Technology, Inc. (d)	88,900	3,041
MIPS Technologies, Inc. (a)	297,500	4,510
Netlogic Microsystems, Inc. (a)(d)	627,587	19,713
Novellus Systems, Inc. (a)	346,500	11,199
NVIDIA Corp. (a)	3,197,800	49,246
Omnivision Technologies, Inc. (a)	200	6
ON Semiconductor Corp. (a)	488,000	4,821
Power Integrations, Inc.	85,700	3,440
Samsung Electronics Co. Ltd.	165,524	140,096
Semtech Corp. (a)	103,700	2,348
Skyworks Solutions, Inc. (a)	2,542,176	72,782
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,074,146	13,470
TriQuint Semiconductor, Inc. (a)	1,066,619	12,469
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Volterra Semiconductor Corp. (a)	92,605	$ 2,145
Xilinx, Inc.	243,300	7,051
		1,003,174
Software - 4.9%
Activision Blizzard, Inc.	339,200	4,220
ANSYS, Inc. (a)	74,400	3,874
Autonomy Corp. PLC (a)	19,372	455
BMC Software, Inc. (a)	1,300,700	61,315
CA, Inc.	131,300	3,209
Check Point Software Technologies Ltd. (a)	1,521,900	70,403
Citrix Systems, Inc. (a)	1,434,500	98,134
CommVault Systems, Inc. (a)	47,200	1,351
Fortinet, Inc. (a)	233,500	7,554
Informatica Corp. (a)	916,779	40,366
Intuit, Inc. (a)	847,200	41,767
NetSuite, Inc. (a)(d)	107,400	2,685
Oracle Corp.	6,151,150	192,531
Progress Software Corp. (a)	100	4
QLIK Technologies, Inc.	371,700	9,594
RealPage, Inc.	330,673	10,228
Red Hat, Inc. (a)	490,800	22,405
Rovi Corp. (a)	885,100	54,885
salesforce.com, Inc. (a)	649,000	85,668
Solera Holdings, Inc.	286,200	14,688
Sourcefire, Inc. (a)	257,661	6,681
SuccessFactors, Inc. (a)	103,900	3,009
TIBCO Software, Inc. (a)	765,900	15,096
Trion World Network, Inc. warrants 8/10/17 (a)(h)	18,952	0*
VanceInfo Technologies, Inc. ADR (a)	537,100	18,551
VMware, Inc. Class A (a)	54,200	4,819
		773,492
TOTAL INFORMATION TECHNOLOGY		4,946,074
MATERIALS - 7.4%
Chemicals - 0.5%
Celanese Corp. Class A	38,600	1,589
CF Industries Holdings, Inc.	91,200	12,326
Ecolab, Inc.	242,100	12,207
Huabao International Holdings Ltd.	20,463,000	33,120
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
LyondellBasell Industries NV Class A (a)	52,700	$ 1,813
Nalco Holding Co.	251,800	8,042
PPG Industries, Inc.	38,000	3,195
Praxair, Inc.	61,000	5,824
STR Holdings, Inc. (a)(d)	128,900	2,578
The Mosaic Co.	17,500	1,336
		82,030
Containers & Packaging - 0.0%
Ball Corp.	45,500	3,096
Crown Holdings, Inc. (a)	44,900	1,499
		4,595
Metals & Mining - 6.9%
Agnico-Eagle Mines Ltd. (Canada)	80,809	6,207
Alamos Gold, Inc.	357,300	6,778
Allied Nevada Gold Corp. (Canada) (a)	342,000	9,036
Anglo American PLC (United Kingdom)	274,600	14,290
AngloGold Ashanti Ltd. sponsored ADR	1,281,000	63,064
Aurizon Mines Ltd. (a)	870,400	6,354
B2Gold Corp. (a)	4,465,000	12,043
B2Gold Corp. (a)(f)	660,000	1,780
BHP Billiton Ltd. sponsored ADR	32,600	3,029
Compania de Minas Buenaventura SA sponsored ADR	194,600	9,528
Consolidated Thompson Iron Mines Ltd. (a)	126,300	1,784
Crocodile Gold Corp. (a)(d)	5,356,700	8,057
Eldorado Gold Corp.	5,636,403	104,556
Franco-Nevada Corp.	1,756,000	58,563
Franco-Nevada Corp. (f)	126,300	4,212
Franco-Nevada Corp. warrants 6/16/17 (a)(f)	63,150	462
Freeport-McMoRan Copper & Gold, Inc.	335,800	40,326
Fronteer Gold, Inc. (a)	500,400	5,830
Goldcorp, Inc.	3,314,201	152,467
Golden Star Resources Ltd. (a)	559,500	2,564
Imperial Metals Corp. (a)	10,900	288
Intrepid Mines Ltd. (Australia) (a)	830,071	1,705
Ivanhoe Mines Ltd. (a)	4,415,700	101,836
Ivanhoe Mines Ltd. rights 1/26/11 (a)	4,415,700	5,933
Kinross Gold Corp.	3,821,158	72,454
Kinross Gold Corp. warrants 9/17/14 (a)	158,422	745
Medusa Mining Ltd.	1,518,299	10,037
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Molycorp, Inc. (d)	41,700	$ 2,081
New Gold, Inc. (a)	2,329,400	22,610
Newcrest Mining Ltd.	4,710,222	194,615
Novagold Resources, Inc. (a)	550,000	7,837
OceanaGold Corp. (a)	134,900	505
Osisko Mining Corp. (a)	258,600	3,765
Rainy River Resources Ltd. (a)	877,600	11,105
Randgold Resources Ltd. sponsored ADR	925,822	76,223
Romarco Minerals, Inc. (a)	1,193,700	2,765
San Gold Corp. (a)	2,788,700	11,101
Silver Wheaton Corp. (a)	149,700	5,851
Tahoe Resources, Inc. (f)	1,170,900	17,259
Teck Resources Ltd. Class B (sub. vtg.)	312,300	19,349
Ventana Gold Corp. (a)	380,600	5,060
Walter Energy, Inc.	29,900	3,822
		1,087,876
TOTAL MATERIALS		1,174,501
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.0%
China Unicom (Hong Kong) Ltd. sponsored ADR	397,900	5,670
Wireless Telecommunication Services - 0.4%
American Tower Corp. Class A (a)	835,000	43,119
SOFTBANK CORP.	43,700	1,513
Syniverse Holdings, Inc. (a)	306,948	9,469
Vivo Participacoes SA sponsored ADR	203,200	6,622
		60,723
TOTAL TELECOMMUNICATION SERVICES		66,393
UTILITIES - 0.1%
Multi-Utilities - 0.1%
YTL Corp. Bhd	3,794,910	10,350
TOTAL COMMON STOCKS (Cost $10,187,801)		14,439,070
Preferred Stocks - 0.2%
	Shares	Value (000s)
Convertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Groupon, Inc. 0.00% (a)	539,680	$ 17,048
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Ning, Inc. Series D 8.00% (a)(h)	541,260	3,191
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Light Sciences Oncology, Inc. (a)(h)	463,700	1,855
Light Sciences Oncology, Inc. Series B (a)(h)	1,792,115	7,168
		9,023
Health Care Equipment & Supplies - 0.0%
superDimension Ltd. Series D, 6.00% (a)(h)	91,600	1,963
superDimension Ltd. Series E, 6.00% (a)(h)	6,622	142
superDimension Ltd. warrants 6/16/20 (a)(h)	1,656	0
		2,105
Life Sciences Tools & Services - 0.0%
Fluidigm Corp. (a)	143,925	1,007
TOTAL HEALTH CARE		12,135
INFORMATION TECHNOLOGY - 0.0%
Internet Software & Services - 0.0%
Digg, Inc. Series C, 8.00% (a)(h)	64,821	316
Software - 0.0%
Trion World Network, Inc.:
Series C, 8.00% (a)(h)	602,295	2,578
Series C-1, 8.00% (a)(h)	47,380	203
		2,781
TOTAL INFORMATION TECHNOLOGY		3,097
TOTAL CONVERTIBLE PREFERRED STOCKS		35,471
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Porsche Automobil Holding SE	9,994	$ 797
Volkswagen AG	11,534	1,872
		2,669
HEALTH CARE - 0.0%
Life Sciences Tools & Services - 0.0%
Fluidigm Corp. Series E (a)	3,117	22
TOTAL NONCONVERTIBLE PREFERRED STOCKS		2,691
TOTAL PREFERRED STOCKS (Cost $49,996)		38,162
Notes - 0.0%
Principal Amount (000s)
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Light Sciences Oncology, Inc. convertible note 15% 11/4/11 (g)(h) (Cost $2,258)	$ 2,258	2,258
Money Market Funds - 9.4%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	1,318,609,593	1,318,610
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	158,653,360	158,653
TOTAL MONEY MARKET FUNDS (Cost $1,477,263)		1,477,263
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $11,717,318)		15,956,753
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(151,349)
NET ASSETS - 100%		$ 15,805,404
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $123,912,000 or 0.8% of net assets.

(g) Includes a Facility Warrant

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $42,480,000 or 0.3% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Concho Resources, Inc.	7/20/10	$ 5,607
Digg, Inc. Series C, 8.00%	9/23/08	$ 683
GoviEx Uranium, Inc.	9/28/07 - 4/6/10	$ 7,499
Legend Pictures Holdings LLC unit	9/23/10	$ 4,150
Light Sciences Oncology, Inc.	7/9/08	$ 3,881
Light Sciences Oncology, Inc. Series B	4/4/07	$ 15,000
Light Sciences Oncology, Inc. convertible note 15% 11/4/11	5/4/10 - 10/15/10	$ 2,258
Ning, Inc. Series D 8.00%	3/19/08	$ 3,870
superDimension Ltd. Series D, 6.00%	2/27/08 - 5/22/08	$ 1,963
superDimension Ltd. Series E, 6.00%	6/15/10	$ 142
superDimension Ltd. warrants 6/16/20	6/15/10	$ 0
The Weinstein Co. III Holdings, LLC Class A-1	10/19/05	$ 2,267
Trion World Network, Inc. warrants 8/10/17	8/10/10	$ 0 *
Trion World Network, Inc. Series C, 8.00%	8/22/08	$ 3,307
Trion World Network, Inc. Series C-1, 8.00%	8/10/10	$ 260
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,087
Fidelity Securities Lending Cash Central Fund	2,253
Total	$ 4,340
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
APAC Customer Services, Inc.	$ 16,283	$ 405	$ 8,828	$ -	$ -
Sable Mining Africa Ltd.	5,142	19,313	2,504	-	26,460
Total	$ 21,425	$ 19,718	$ 11,332	$ -	$ 26,460
Other Information

The following is a summary of the inputs used, as of December 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 2,768,160	$ 2,733,956	$ 29,204	$ 5,000
Consumer Staples	954,460	954,460	-	-
Energy	900,810	893,855	1	6,954
Financials	1,517,763	1,511,359	3,008	3,396
Health Care	1,272,218	1,096,004	163,957	12,257
Industrials	863,406	856,830	-	6,576
Information Technology	4,949,171	4,946,074	-	3,097
Materials	1,174,501	1,174,501	-	-
Telecommunication Services	66,393	66,393	-	-
Utilities	10,350	10,350	-	-
Notes	2,258	-	-	2,258
Money Market Funds	1,477,263	1,477,263	-	-
Total Investments in Securities:	$ 15,956,753	$ 15,721,045	$ 196,170	$ 39,538
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 25,420
Total Realized Gain (Loss)	94
Total Unrealized Gain (Loss)	2,255
Cost of Purchases	15,556
Proceeds of Sales	(3,787)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 39,538
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2010	$ 5,064

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	78.9%
Canada	6.2%
United Kingdom	1.8%
Australia	1.3%
Brazil	1.2%
Cayman Islands	1.1%
Korea (South)	1.0%
Others (Individually Less Than 1%)	8.5%
100.0%
Income Tax Information

At December 31, 2010, the Fund had a capital loss carryforward of approximately $1,673,348,000 of which $3,073,000, $6,900,000, $726,035,000, $824,136,000 and $113,204,000 will expire in fiscal 2014, 2015, 2016, 2017 and 2018, respectively.

A capital loss carryforward of approximately $9,973,000 was acquired from the Fidelity Advisor Fifty Fund, of which $3,073,000 and $6,900,000 will expire in fiscal 2014 and 2015, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2010

Assets
Investment in securities, at value (including securities loaned of $153,918) - See accompanying schedule: Unaffiliated issuers (cost $10,217,243)	$ 14,453,030
Fidelity Central Funds (cost $1,477,263)	1,477,263
Other affiliated issuers (cost $22,812)	26,460
Total Investments (cost $11,717,318)		$ 15,956,753
Cash		198
Foreign currency held at value (cost $7,076)		7,076
Receivable for investments sold		26,854
Receivable for fund shares sold		57,093
Dividends receivable		7,657
Interest receivable		156
Distributions receivable from Fidelity Central Funds		433
Prepaid expenses		40
Other receivables		312
Total assets		16,056,572

Liabilities
Payable for investments purchased	$ 50,592
Payable for fund shares redeemed	27,093
Accrued management fee	7,589
Distribution and service plan fees payable	3,968
Other affiliated payables	2,653
Other payables and accrued expenses	620
Collateral on securities loaned, at value	158,653
Total liabilities		251,168

Net Assets		$ 15,805,404
Net Assets consist of:
Paid in capital		$ 13,379,126
Accumulated net investment loss		(108)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,813,136)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,239,522
Net Assets		$ 15,805,404

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,603,145 ÷ 280,789 shares)	$ 19.96

Maximum offering price per share (100/94.25 of $19.96)	$ 21.18
Class T: Net Asset Value and redemption price per share ($1,756,360 ÷ 88,985 shares)	$ 19.74

Maximum offering price per share (100/96.50 of $19.74)	$ 20.46
Class B: Net Asset Value and offering price per share ($409,769 ÷ 21,628 shares)A	$ 18.95

Class C: Net Asset Value and offering price per share ($2,138,109 ÷ 112,349 shares)A	$ 19.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,898,021 ÷ 292,841 shares)	$ 20.14

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended December 31, 2010

Investment Income
Dividends		$ 107,771
Interest		519
Income from Fidelity Central Funds		4,340
Total income		112,630

Expenses
Management fee Basic fee	$ 73,622
Performance adjustment	10,569
Transfer agent fees	29,963
Distribution and service plan fees	42,140
Accounting and security lending fees	1,473
Custodian fees and expenses	911
Independent trustees' compensation	73
Registration fees	667
Audit	88
Legal	46
Interest	1
Miscellaneous	161
Total expenses before reductions	159,714
Expense reductions	(757)	158,957
Net investment income (loss)		(46,327)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	32,479
Other affiliated issuers	705
Foreign currency transactions	(2,913)
Total net realized gain (loss)		30,271
Change in net unrealized appreciation (depreciation) on: Investment securities	2,071,609
Assets and liabilities in foreign currencies	71
Total change in net unrealized appreciation (depreciation)		2,071,680
Net gain (loss)		2,101,951
Net increase (decrease) in net assets resulting from operations		$ 2,055,624

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (46,327)	$ (9,583)
Net realized gain (loss)	30,271	(358,784)
Change in net unrealized appreciation (depreciation)	2,071,680	2,979,206
Net increase (decrease) in net assets resulting from operations	2,055,624	2,610,839
Distributions to shareholders from net investment income	-	(3,220)
Distributions to shareholders from net realized gain	(40,949)	(12,352)
Total distributions	(40,949)	(15,572)
Share transactions - net increase (decrease)	1,543,873	1,323,677
Total increase (decrease) in net assets	3,558,548	3,918,944

Net Assets
Beginning of period	12,246,856	8,327,912
End of period (including accumulated net investment loss of $108 and accumulated net investment loss of $45, respectively)	$ 15,805,404	$ 12,246,856

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.24	$ 13.36	$ 21.65	$ 18.37	$ 16.65
Income from Investment Operations
Net investment income (loss)C	(.05)	- I	.05	.08	.06
Net realized and unrealized gain (loss)	2.81	3.89	(8.22)	3.65	1.78
Total from investment operations	2.76	3.89	(8.17)	3.73	1.84
Distributions from net investment income	-	-	- I	(.06)	(.03)
Distributions from net realized gain	(.04)	(.01)	(.12)	(.39)	(.08)
Total distributions	(.04)	(.01)	(.12)	(.45)	(.12) J
Net asset value, end of period	$ 19.96	$ 17.24	$ 13.36	$ 21.65	$ 18.37
Total Return A, B	16.07%	29.12%	(37.92)%	20.26%	11.06%
Ratios to Average Net Assets D, G
Expenses before reductions	1.14%	1.19%	1.10%	1.09%	1.12%
Expenses net of fee waivers, if any	1.14%	1.19%	1.10%	1.09%	1.12%
Expenses net of all reductions	1.13%	1.18%	1.10%	1.08%	1.11%
Net investment income (loss)	(.28)%	-%F	.26%	.42%	.37%
Supplemental Data
Net assets, end of period (in millions)	$ 5,603	$ 4,265	$ 2,614	$ 2,630	$ 1,823
Portfolio turnover rate E	47%H	58%	74%	57%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The portfolio turnover rate does not include the assets acquired in the merger.

I Amount represents less than $.01 per share.

J Total distributions of $.12 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $.083 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.08	$ 13.26	$ 21.56	$ 18.29	$ 16.57
Income from Investment Operations
Net investment income (loss) C	(.09)	(.04)	- H	.04	.03
Net realized and unrealized gain (loss)	2.78	3.86	(8.18)	3.62	1.77
Total from investment operations	2.69	3.82	(8.18)	3.66	1.80
Distributions from net realized gain	(.03)	-	(.12)	(.39)	(.08)
Net asset value, end of period	$ 19.74	$ 17.08	$ 13.26	$ 21.56	$ 18.29
Total Return A, B	15.81%	28.81%	(38.13)%	20.00%	10.90%
Ratios to Average Net Assets D, F
Expenses before reductions	1.38%	1.45%	1.34%	1.31%	1.32%
Expenses net of fee waivers, if any	1.38%	1.45%	1.34%	1.31%	1.32%
Expenses net of all reductions	1.38%	1.44%	1.34%	1.31%	1.31%
Net investment income (loss)	(.52)%	(.25)%	.02%	.19%	.17%
Supplemental Data
Net assets, end of period (in millions)	$ 1,756	$ 1,557	$ 1,254	$ 2,185	$ 2,165
Portfolio turnover rate E	47% G	58%	74%	57%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.49	$ 12.88	$ 21.04	$ 17.97	$ 16.35
Income from Investment Operations
Net investment income (loss) C	(.19)	(.11)	(.10)	(.08)	(.07)
Net realized and unrealized gain (loss)	2.68	3.72	(7.94)	3.54	1.74
Total from investment operations	2.49	3.61	(8.04)	3.46	1.67
Distributions from net realized gain	(.03)	-	(.12)	(.39)	(.05)
Net asset value, end of period	$ 18.95	$ 16.49	$ 12.88	$ 21.04	$ 17.97
Total Return A, B	15.14%	28.03%	(38.41)%	19.24%	10.23%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.96%	2.01%	1.91%	1.89%	1.93%
Expenses net of fee waivers, if any	1.96%	2.00%	1.91%	1.89%	1.93%
Expenses net of all reductions	1.95%	1.99%	1.91%	1.89%	.92%
Net investment income (loss)	(1.10)%	(.81)%	(.55)%	(.39)%	(.44)%
Supplemental Data
Net assets, end of period (in millions)	$ 410	$ 401	$ 313	$ 489	$ 452
Portfolio turnover rate E	47%G	58%	74%	57%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.55	$ 12.92	$ 21.10	$ 18.00	$ 16.37
Income from Investment Operations
Net investment income (loss) C	(.17)	(.11)	(.09)	(.06)	(.06)
Net realized and unrealized gain (loss)	2.68	3.74	(7.97)	3.55	1.74
Total from investment operations	2.51	3.63	(8.06)	3.49	1.68
Distributions from net realized gain	(.03)	-	(.12)	(.39)	(.05)
Net asset value, end of period	$ 19.03	$ 16.55	$ 12.92	$ 21.10	$ 18.00
Total Return A, B	15.21%	28.10%	(38.39)%	19.37%	10.28%
Ratios to Average Net Assets D, F
Expenses before reductions	1.88%	1.95%	1.85%	1.82%	1.85%
Expenses net of fee waivers, if any	1.88%	1.95%	1.85%	1.82%	1.85%
Expenses net of all reductions	1.88%	1.94%	1.85%	1.82%	1.83%
Net investment income (loss)	(1.02)%	(.76)%	(.49)%	(.32)%	(.35)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,138	$ 1,799	$ 1,355	$ 1,879	$ 1,596
Portfolio turnover rate E	47% G	58%	74%	57%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.39	$ 13.49	$ 21.84	$ 18.52	$ 16.78
Income from Investment Operations
Net investment income (loss) B	(.01)	.03	.09	.14	.12
Net realized and unrealized gain (loss)	2.85	3.93	(8.30)	3.67	1.79
Total from investment operations	2.84	3.96	(8.21)	3.81	1.91
Distributions from net investment income	-	(.02)	(.02)	(.10)	(.09)
Distributions from net realized gain	(.09)	(.04)	(.12)	(.39)	(.08)
Total distributions	(.09)	(.06)	(.14)	(.49)	(.17) G
Net asset value, end of period	$ 20.14	$ 17.39	$ 13.49	$ 21.84	$ 18.52
Total Return A	16.34%	29.37%	(37.76)%	20.57%	11.40%
Ratios to Average Net Assets C, E
Expenses before reductions	.89%	.96%	.86%	.81%	.83%
Expenses net of fee waivers, if any	.89%	.96%	.86%	.81%	.83%
Expenses net of all reductions	.89%	.95%	.85%	.81%	.82%
Net investment income (loss)	(.04)%	.24%	.50%	.69%	.66%
Supplemental Data
Net assets, end of period (in millions)	$ 5,898	$ 4,225	$ 2,793	$ 2,309	$ 1,540
Portfolio turnover rate D	47% F	58%	74%	57%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

G Total distributions of $.17 per share is comprised of distributions from net investment income of $.086 and distributions from net realized gain of $.083 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor New Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between

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3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For restricted debt and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,213,430
Gross unrealized depreciation	(134,354)
Net unrealized appreciation (depreciation)	$ 4,079,076
Tax Cost	$ 11,877,677

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 20,571
Capital loss carryforward	$ (1,673,348)
Net unrealized appreciation (depreciation)	$ 4,079,163

The tax character of distributions paid was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income	$ 40,949	$ 15,572

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,547,815 and $5,737,234, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was ..64% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 11,608	$ 71
Class T	.25%	.25%	7,874	-
Class B	.75%	.25%	3,971	2,979
Class C	.75%	.25%	18,687	3,182
			$ 42,140	$ 6,232

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

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6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,251
Class T	207
Class B*	769
Class C*	165
$ 2,392

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 10,383.22
Class T	3,467.22
Class B	1,159.29
Class C	4,106.22
Institutional Class	10,848.23
	$ 29,963

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $107 for the period.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $49 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,858. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,253, including $18 from securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $15,140. The weighted average interest rate was .70%. The interest expense amounted to $1 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $753 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2010	2009
From net investment income
Institutional Class	$ -	$ 3,220
From net realized gain
Class A	$ 11,131	$ 2,465
Class T	3,007	-
Class B	728	-
Class C	3,267	-
Institutional Class	22,816	9,887
Total	$ 40,949	$ 12,352

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Class A
Shares sold	91,786	104,375	$ 1,651,137	$ 1,494,493
Issued in exchange for shares of Fidelity Advisor Fifty Fund	1,092	-	21,706	-
Reinvestment of distributions	602	270	10,377	4,650
Shares redeemed	(60,094)	(52,894)	(1,062,739)	(757,053)
Net increase (decrease)	33,386	51,751	$ 620,481	$ 742,090
Class T
Shares sold	19,041	21,310	$ 337,853	$ 301,368
Issued in exchange for shares of Fidelity Advisor Fifty Fund	768	-	15,102	-
Reinvestment of distributions	171	-	2,799	-
Shares redeemed	(22,149)	(24,666)	(388,951)	(343,847)
Net increase (decrease)	(2,169)	(3,356)	$ (33,197)	$ (42,479)

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Class B
Shares sold	2,821	5,587	$ 47,070	$ 75,985
Issued in exchange for shares of Fidelity Advisor Fifty Fund	262	-	4,955	-
Reinvestment of distributions	40	-	619	-
Shares redeemed	(5,808)	(5,591)	(98,796)	(75,502)
Net increase (decrease)	(2,685)	(4)	$ (46,152)	$ 483
Class C
Shares sold	22,710	26,780	$ 390,515	$ 366,996
Issued in exchange for shares of Fidelity Advisor Fifty Fund	510	-	9,679	-
Reinvestment of distributions	162	-	2,521	-
Shares redeemed	(19,704)	(22,967)	(333,891)	(310,754)
Net increase (decrease)	3,678	3,813	$ 68,824	$ 56,242
Institutional Class
Shares sold	144,821	125,440	$ 2,621,843	$ 1,816,051
Issued in exchange for shares of Fidelity Advisor Fifty Fund	124	-	2,491	-
Reinvestment of distributions	957	1,257	17,962	20,220
Shares redeemed	(95,998)	(90,870)	(1,708,379)	(1,268,930)
Net increase (decrease)	49,904	35,827	$ 933,917	$ 567,341

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

14. Merger Information.

On December 17, 2010 the Fund acquired all of the assets and assumed all of the liabilities of the Fidelity Fifty Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on July 14, 2010. The reorganization provides shareholders of the Target Fund access to a larger portfolio with the same investment objective and lower expenses. The acquisition was accomplished by an exchange of 1,092 Class A shares, 768 Class T shares, 262 Class B shares, 510 Class C shares, and 124 Institutional Class shares of the Fund, respectively, for 2,357 Class A

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14. Merger Information - continued

shares, 1,682 Class T shares, 576 Class B shares, 1,133 Class C shares, and 262 Institutional Class shares then outstanding (valued at $9.21, $8.98, $8.61, $8.55 and $9.50 per share for Class A, Class T, Class B, Class C, and Institutional Class, respectively) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets, including securities of $53,669 unrealized appreciation of $7,533 and net other assets of $265, were combined with the Fund's net assets of $15,520,226 for total net assets after the acquisition of $15,574,160.

Pro forma results of operations of the combined entity for the entire year ended December 31, 2010, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$ (46,458)
Total net realized gain (loss)	36,573
Total change in net unrealized appreciation (depreciation)	2,073,492
Net increase (decrease) in net assets resulting from operations	$ 2,063,607

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since December 17, 2010.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Advisor New Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor New Insights Fund (a fund of Fidelity Contrafund) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor New Insights Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/
Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-
present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Name, Age; Principal Occupation
Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-
present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor New Insights Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	02/14/11	02/11/11	$0.035
Class T	02/14/11	02/11/11	$0.035
Class B	02/14/11	02/11/11	$0.000
Class C	02/14/11	02/11/11	$0.000

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor New Insights Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Advisor New Insights Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Advisor New Insights Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

ANIF-UANN-0211
1.796408.107

(Fidelity Investment logo)(registered trademark)

Fidelity Advisor ®

New Insights

Fund - Institutional Class

Annual Report

December 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The investment environment in 2010 was volatile but generally supportive of most major asset classes. Equities experienced the biggest gains, rallying in the second half of the period on incremental economic growth, supportive monetary policies, strong corporate profits and very little inflation. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distribution from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2010	Past 1 year	Past 5 years	Life of fund A
Institutional Class	16.34%	4.70%	10.66%

A From July 31, 2003.

$10,000 Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® New Insights Fund - Institutional Class on July 31, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the one-year period ending December 31, 2010, lifted by a strong second-half rally fueled by economic optimism, encouraging earnings reports and a wave of corporate mergers. For the full 12 months, the large-cap S&P 500 ® Index rose 15.06%, the blue-chip-laden Dow Jones Industrial AverageSM added 14.06% and the technology-heavy Nasdaq Composite ® Index climbed 18.02%. It was the second straight year of double-digit returns for major U.S. equity markets, with the S&P 500 ® ending the year up more than 90% from its March 2009 low. Advances didn't come easily, however, as high unemployment in the U.S., sovereign debt problems in Europe and a one-day "flash crash" sent equities falling in the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the S&P ® posting its best September/October performance since 1998. In the 12-month period, all 10 sectors within the index showed gains, with the economically sensitive consumer discretionary and industrials segments faring best. Stocks of mid- and small-sized companies did significantly better than their larger-cap counterparts, advancing 25.48% and 26.85%, respectively, as measured by the Russell Midcap ® and Russell 2000 ® indexes.

Comments from William Danoff, Portfolio Manager of Fidelity Advisor® New Insights Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 16.07%, 15.81%, 15.14% and 15.21% respectively (excluding sales charges), modestly outperforming the S&P 500® Index. Good stock picking accounted for most of the outperformance. Technology was a disappointment, but I was able to beat the market with superior stock selection there. Results were boosted by a significant overweighting in mobile phone and computer maker Apple, the fund's largest holding at period end and by far its top individual contributor. Not owning benchmark component Microsoft and Bank of America also aided relative performance, as both stocks fell during the period. An out-of-benchmark stake in the Chipotle Mexican Grill restaurant chain helped results, as its stock price more than doubled during the period. Overweighting the top-performing consumer discretionary sector was a good call, as was positioning in materials, where results were lifted by several out-of-benchmark positions in gold-mining firms, such as Red Back Mining, which was acquired by Kinross Gold. Investments in foreign companies helped relative performance, boosted in part by a generally weaker dollar. Conversely, underweighting the strong-performing industrials sector detracted, particularly the capital goods industry. Positioning in energy also hurt, as did an average cash position of about 7%. Among individual securities, a large stake in Internet search giant Google was the single largest detractor. Visa disappointed, as did drugmaker Gilead Sciences.

Comments from William Danoff, Portfolio Manager of Fidelity Advisor® New Insights Fund: For the year, the fund's Institutional Class shares appreciated 16.34%, modestly outperforming the S&P 500® Index. Good stock picking accounted for most of the outperformance. Technology was a disappointment, but I was able to beat the market with superior stock selection there. Results were boosted by a significant overweighting in mobile phone and computer maker Apple, the fund's largest holding at period end and by far its top individual contributor. Not owning benchmark component Microsoft and Bank of America also aided relative performance, as both stocks fell during the period. An out-of-benchmark stake in the Chipotle Mexican Grill restaurant chain helped results, as its stock price more than doubled during the period. Overweighting the top-performing consumer discretionary sector was a good call, as was positioning in materials, where results were lifted by several out-of-benchmark positions in gold-mining firms, such as Red Back Mining, which was acquired by Kinross Gold. Investments in foreign companies helped relative performance, boosted in part by a generally weaker dollar. Conversely, underweighting the strong-performing industrials sector detracted, particularly the capital goods industry. Positioning in energy also hurt, as did an average cash position of about 7% in the period. Among individual securities, a large stake in Internet search giant Google was the single largest detractor. Visa disappointed, as did drugmaker Gilead Sciences.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 to December 31, 2010
Class A	1.14%
Actual		$ 1,000.00	$ 1,223.80	$ 6.39
HypotheticalA		$ 1,000.00	$ 1,019.46	$ 5.80
Class T	1.38%
Actual		$ 1,000.00	$ 1,222.50	$ 7.73
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 7.02
Class B	1.95%
Actual		$ 1,000.00	$ 1,218.60	$ 10.90
HypotheticalA		$ 1,000.00	$ 1,015.38	$ 9.91
Class C	1.88%
Actual		$ 1,000.00	$ 1,219.10	$ 10.52
HypotheticalA		$ 1,000.00	$ 1,015.73	$ 9.55
Institutional Class	.89%
Actual		$ 1,000.00	$ 1,224.70	$ 4.99
HypotheticalA		$ 1,000.00	$ 1,020.72	$ 4.53

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.6	6.6
Google, Inc. Class A	4.9	4.2
Berkshire Hathaway, Inc. Class A	2.8	3.6
Wells Fargo & Co.	2.2	2.7
The Coca-Cola Co.	2.1	1.8
McDonald's Corp.	2.0	2.3
The Walt Disney Co.	2.0	1.9
Noble Energy, Inc.	1.5	1.2
NIKE, Inc. Class B	1.4	1.3
Amazon.com, Inc.	1.4	1.1
	26.9
Top Five Market Sectors as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	31.3	30.6
Consumer Discretionary	17.5	17.5
Financials	9.6	9.7
Health Care	8.1	10.8
Materials	7.4	6.7
Asset Allocation (% of fund's net assets)
As of December 31, 2010*		As of June 30, 2010**
	Stocks 91.4%		Stocks 91.2%
	Bonds 0.0% †		Bonds 0.0% †
	Convertible Securities 0.2%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 8.4%		Short-Term Investments and Net Other Assets 8.6%
* Foreign investments	21.1%	** Foreign investments	18.8%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2010

Showing Percentage of Net Assets

Common Stocks - 91.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 17.4%
Auto Components - 0.3%
Autoliv, Inc.	81,400	$ 6,426
BorgWarner, Inc. (a)	22,400	1,621
Gentex Corp.	389,300	11,508
Magna International, Inc. Class A (sub. vtg.)	60,000	3,123
TRW Automotive Holdings Corp. (a)	475,000	25,033
		47,711
Automobiles - 0.7%
BYD Co. Ltd. (H Shares)	1,456,190	7,653
Ford Motor Co. (a)	2,488,900	41,789
Geely Automobile Holdings Ltd.	15,050,000	6,583
General Motors Co.	799,400	29,466
Hyundai Motor Co.	129,906	20,101
Tesla Motors, Inc. (a)(d)	185,300	4,935
Toyota Motor Corp.	75,300	2,964
		113,491
Diversified Consumer Services - 0.1%
Ambow Education Holding Ltd. ADR (d)	357,100	5,017
Anhanguera Educacional Participacoes SA	306,744	7,393
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	76,700	8,071
		20,481
Hotels, Restaurants & Leisure - 4.8%
7 Days Group Holdings Ltd. ADR (a)(d)	130,900	2,788
Ajisen (China) Holdings Ltd.	1,344,000	2,258
Betfair Group PLC	22,598	340
Cafe de Coral Holdings Ltd.	724,000	1,790
China Lodging Group Ltd. ADR (d)	296,250	6,455
Chipotle Mexican Grill, Inc. (a)	582,628	123,902
Ctrip.com International Ltd. sponsored ADR (a)	400,100	16,184
Galaxy Entertainment Group Ltd. (a)(d)	3,670,000	4,155
Home Inns & Hotels Management, Inc. sponsored ADR (a)(d)	444,600	18,211
Hyatt Hotels Corp. Class A (a)	69,100	3,162
InterContinental Hotel Group PLC	395,000	7,721
InterContinental Hotel Group PLC ADR	146,700	2,894
Las Vegas Sands Corp. (a)	711,022	32,671
Little Sheep Group Ltd.	6,311,000	3,987
Marriott International, Inc. Class A	642,690	26,697
McDonald's Corp.	4,158,227	319,186
Sands China Ltd.	5,054,400	11,107
Starbucks Corp.	2,482,763	79,771
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Starwood Hotels & Resorts Worldwide, Inc.	51,700	$ 3,142
Tim Hortons, Inc.	1,912,000	78,832
Wyndham Worldwide Corp.	96,300	2,885
Wynn Macau Ltd.	780,000	1,746
		749,884
Household Durables - 0.1%
iRobot Corp. (a)	148,982	3,707
Tempur-Pedic International, Inc. (a)	307,525	12,319
		16,026
Internet & Catalog Retail - 2.1%
Amazon.com, Inc. (a)	1,200,300	216,054
ASOS PLC (a)(d)	175,500	4,359
E-Commerce China Dangdang, Inc. ADR	20,100	544
Expedia, Inc.	110,500	2,772
Liberty Media Corp. Interactive Series A (a)	207,600	3,274
MakeMyTrip Ltd.	83,600	2,260
Ocado Group PLC (a)(d)	2,959,500	8,233
Priceline.com, Inc. (a)	247,400	98,849
Start Today Co. Ltd.	416	1,662
		338,007
Leisure Equipment & Products - 0.0%
Hasbro, Inc.	143,793	6,784
Media - 3.8%
DIRECTV (a)	1,151,056	45,962
Discovery Communications, Inc. (a)	2,720,200	113,432
DreamWorks Animation SKG, Inc. Class A (a)	217,324	6,405
Legend Pictures Holdings LLC unit (h)	5,533	4,150
Liberty Global, Inc. Class A (a)(d)	44,300	1,567
Liberty Media Corp.:
Capital Series A (a)	152,932	9,567
Starz Series A (a)	159,890	10,629
Naspers Ltd. Class N	484,000	28,342
Pearson PLC	93,300	1,471
ReachLocal, Inc.	205,734	4,096
Scripps Networks Interactive, Inc. Class A	1,036,600	53,644
The Walt Disney Co.	8,376,480	314,202
The Weinstein Co. III Holdings, LLC Class A-1 (a)(h)	2,267	850
Virgin Media, Inc.	223,500	6,088
		600,405
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.9%
Dollar General Corp. (a)	77,074	$ 2,364
Dollar Tree, Inc. (a)	1,833,600	102,828
Dollarama, Inc. (a)	285,400	8,239
Dollarama, Inc. (a)(f)	229,600	6,628
Droga Raia SA	468,000	7,174
Family Dollar Stores, Inc.	121,700	6,050
Golden Eagle Retail Group Ltd. (H Shares)	489,000	1,205
		134,488
Specialty Retail - 2.7%
Abercrombie & Fitch Co. Class A	190,000	10,950
AutoZone, Inc. (a)	58,400	15,919
Bed Bath & Beyond, Inc. (a)	741,100	36,425
DSW, Inc. Class A (a)	29,300	1,146
Fourlis Holdings SA	527,400	3,956
Hengdeli Holdings Ltd.	2,612,000	1,556
J. Crew Group, Inc. (a)	1,194,215	51,518
Luk Fook Holdings International Ltd.	268,000	936
Mr Price Group Ltd.	302,100	3,032
O'Reilly Automotive, Inc. (a)	411,000	24,833
Ross Stores, Inc.	767,873	48,568
Sally Beauty Holdings, Inc. (a)	204,146	2,966
TJX Companies, Inc.	4,532,500	201,198
Tractor Supply Co.	71,600	3,472
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	181,700	6,178
Urban Outfitters, Inc. (a)	434,000	15,542
		428,195
Textiles, Apparel & Luxury Goods - 1.9%
Burberry Group PLC	733,100	12,856
China Hongxing Sports Ltd.	6,000,000	748
China Xiniya Fashion Ltd. ADR	55,600	509
Coach, Inc.	456,600	25,255
Deckers Outdoor Corp. (a)	28,600	2,281
Maidenform Brands, Inc. (a)	3,700	88
NIKE, Inc. Class B	2,573,700	219,845
Pandora A/S	128,300	7,732
Phillips-Van Heusen Corp.	78,653	4,956
Polo Ralph Lauren Corp. Class A	168,600	18,701
		292,971
TOTAL CONSUMER DISCRETIONARY		2,748,443
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - 6.0%
Beverages - 2.5%
Anheuser-Busch InBev SA NV	592,945	$ 33,930
Boston Beer Co., Inc. Class A (a)	42,100	4,003
C&C Group PLC	676,053	3,058
Coca-Cola FEMSA SAB de CV sponsored ADR	28,300	2,333
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	204,000	6,330
Diageo PLC sponsored ADR	700	52
Dr Pepper Snapple Group, Inc.	244,500	8,597
Hansen Natural Corp. (a)	27,100	1,417
The Coca-Cola Co.	4,950,887	325,620
Tsingtao Brewery Co. Ltd. (H Shares)	966,000	5,058
		390,398
Food & Staples Retailing - 0.5%
Bim Birlesik Magazalar AS JSC	84,000	2,860
China Resources Enterprise Ltd.	1,972,000	8,081
Costco Wholesale Corp.	427,600	30,877
Drogasil SA	847,500	6,894
Eurocash SA	156,000	1,368
Fresh Market, Inc.	13,700	564
Shoprite Holdings Ltd.	106,800	1,606
Tesco PLC	1,647,522	10,924
Wal-Mart de Mexico SA de CV Series V	3,727,800	10,706
Whole Foods Market, Inc.	105,500	5,337
		79,217
Food Products - 0.8%
Associated British Foods PLC	71,000	1,308
Diamond Foods, Inc. (d)	301,700	16,044
H.J. Heinz Co.	100	5
Kraft Foods, Inc. Class A	48,400	1,525
Mead Johnson Nutrition Co. Class A	49,200	3,063
Nestle SA	648,001	37,973
Shenguan Holdings Group Ltd.	2,320,000	3,039
Tingyi (Cayman Islands) Holding Corp.	4,036,000	10,333
TreeHouse Foods, Inc. (a)	608,893	31,108
Want Want China Holdings Ltd.	27,796,000	24,354
		128,752
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Household Products - 1.6%
Colgate-Palmolive Co.	2,196,400	$ 176,525
Procter & Gamble Co.	1,318,267	84,804
		261,329
Personal Products - 0.6%
Estee Lauder Companies, Inc. Class A	791,300	63,858
Hengan International Group Co. Ltd.	927,500	8,001
Hypermarcas SA (a)	231,800	3,147
Natura Cosmeticos SA	160,100	4,601
Nu Skin Enterprises, Inc. Class A	447,400	13,538
		93,145
Tobacco - 0.0%
British American Tobacco PLC sponsored ADR	700	54
Philip Morris International, Inc.	26,739	1,565
		1,619
TOTAL CONSUMER STAPLES		954,460
ENERGY - 5.7%
Energy Equipment & Services - 0.6%
Schlumberger Ltd.	1,118,600	93,403
Seadrill Ltd.	187,400	6,343
Weatherford International Ltd. (a)	72,848	1,661
		101,407
Oil, Gas & Consumable Fuels - 5.1%
Anadarko Petroleum Corp.	854,600	65,086
Apache Corp.	198,861	23,710
BG Group PLC	218,078	4,409
Birchcliff Energy Ltd. (a)	1,304,400	12,478
Canadian Natural Resources Ltd.	1,019,400	45,333
Chevron Corp.	9,637	879
Cimarex Energy Co.	38,100	3,373
Clean Energy Fuels Corp. (a)(d)	489,500	6,775
Concho Resources, Inc. (a)	860,000	75,396
Concho Resources, Inc. (a)(h)	123,780	10,852
Crescent Point Energy Corp. (d)	342,700	15,185
Crescent Point Energy Corp. (f)	83,300	3,691
EOG Resources, Inc.	256,700	23,465
EXCO Resources, Inc.	36,699	713
Exxon Mobil Corp.	41,501	3,035
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
GoviEx Uranium, Inc. (a)(h)	3,477,000	$ 6,954
Gran Tierra Energy, Inc. (a)	400,000	3,245
Ivanhoe Energy, Inc. (a)(d)	2,114,400	5,767
Ivanhoe Energy, Inc. (a)(f)	618,000	1,686
Ivanhoe Energy, Inc. warrants 1/26/11 (a)(f)	154,500	1
Murphy Oil Corp.	86,400	6,441
Niko Resources Ltd.	113,100	11,701
Noble Energy, Inc.	2,758,200	237,426
Northern Oil & Gas, Inc. (a)	277,100	7,540
Oasis Petroleum, Inc. (a)	327,400	8,879
Occidental Petroleum Corp.	1,438,800	141,146
OGX Petroleo e Gas Participacoes SA (a)	282,200	3,401
Pacific Rubiales Energy Corp.	313,000	10,592
Petroplus Holdings AG	576,187	7,598
Sable Mining Africa Ltd. (a)(e)	65,229,898	26,460
Skope Energy, Inc. (f)	784,000	7,861
Sunoco, Inc.	65,500	2,640
TransAtlantic Petroleum Ltd. (a)(f)	918,400	3,076
Tullow Oil PLC	147,100	2,894
Whiting Petroleum Corp. (a)	82,900	9,715
		799,403
TOTAL ENERGY		900,810
FINANCIALS - 9.6%
Capital Markets - 0.8%
BlackRock, Inc. Class A	409,300	78,004
Charles Schwab Corp.	195,100	3,338
Franklin Resources, Inc.	57,800	6,428
Goldman Sachs Group, Inc.	17,500	2,943
Morgan Stanley	97,800	2,661
T. Rowe Price Group, Inc.	387,800	25,029
		118,403
Commercial Banks - 3.6%
Banco ABC Brasil SA	302,000	2,661
Banco Bradesco SA (PN) sponsored ADR	464,300	9,421
Banco do Brasil SA	435,800	8,251
Banco Macro SA sponsored ADR	43,200	2,169
Banco Santander (Brasil) SA ADR	692,700	9,421
Banco Santander Chile sponsored ADR	29,100	2,720
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
Bank of Baroda	124,139	$ 2,577
China Construction Bank Corp. (H Shares)	5,967,000	5,351
Comerica, Inc.	100	4
Dena Bank	163,396	431
HDFC Bank Ltd. sponsored ADR	58,800	9,826
Itau Unibanco Banco Multiplo SA:
ADR	487,270	11,699
ADR (f)	2,859,700	68,661
M&T Bank Corp.	135,500	11,795
PNC Financial Services Group, Inc.	15,790	959
PT Bank Central Asia Tbk	9,404,000	6,680
Standard Chartered PLC (United Kingdom)	2,365,771	63,687
State Bank of India	114,236	7,184
Wells Fargo & Co.	11,003,585	341,001
		564,498
Consumer Finance - 0.1%
American Express Co.	152,800	6,558
Credit Acceptance Corp. (a)(d)	26,900	1,689
Shriram Transport Finance Co. Ltd.	267,663	4,676
		12,923
Diversified Financial Services - 1.1%
Citigroup, Inc. (a)	27,169,200	128,510
JPMorgan Chase & Co.	1,179,917	50,052
NBH Holdings Corp. Class A (a)(f)	10,500	205
		178,767
Insurance - 3.8%
Admiral Group PLC	1,289,300	30,474
AIA Group Ltd.	3,227,800	9,074
Berkshire Hathaway, Inc.:
Class A (a)	3,701	445,785
Class B (a)	15,991	1,281
Fairfax Financial Holdings Ltd. (sub. vtg.)	44,700	18,331
MetLife, Inc.	693,300	30,810
Prudential Financial, Inc.	181,700	10,668
The Chubb Corp.	944,800	56,348
The Travelers Companies, Inc.	85,200	4,746
		607,517
Real Estate Investment Trusts - 0.0%
Simon Property Group, Inc.	76,572	7,618
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Management & Development - 0.2%
BR Malls Participacoes SA	1,511,550	$ 15,575
Wharf Holdings Ltd.	1,205,000	9,271
		24,846
TOTAL FINANCIALS		1,514,572
HEALTH CARE - 8.0%
Biotechnology - 2.2%
Alexion Pharmaceuticals, Inc. (a)	483,900	38,978
Amgen, Inc. (a)	27,200	1,493
ARIAD Pharmaceuticals, Inc. (a)	2,000,000	10,200
AVEO Pharmaceuticals, Inc.	133,100	1,946
Biogen Idec, Inc. (a)	436,700	29,281
BioMarin Pharmaceutical, Inc. (a)	131,900	3,552
Celgene Corp. (a)	662,100	39,157
Gilead Sciences, Inc. (a)	4,224,900	153,110
Human Genome Sciences, Inc. (a)	571,800	13,660
Incyte Corp. (a)	732,300	12,127
RXi Pharmaceuticals Corp. (a)(d)	571,429	1,474
RXi Pharmaceuticals Corp. warrants 2/4/15 (a)	228,571	277
Targacept, Inc. (a)	1,118,700	29,646
Theravance, Inc. (a)	111,600	2,798
United Therapeutics Corp. (a)	257,500	16,279
		353,978
Health Care Equipment & Supplies - 0.9%
C. R. Bard, Inc.	78,199	7,176
Cyberonics, Inc. (a)	176,300	5,469
Edwards Lifesciences Corp. (a)	640,597	51,786
Gen-Probe, Inc. (a)	90,200	5,263
HeartWare International, Inc. (a)	28,100	2,461
Hill-Rom Holdings, Inc.	683,119	26,894
I-Pulse, Inc. (a)	58,562	94
I-Pulse, Inc. warrants 12/15/10 (a)	58,562	0
Neogen Corp. (a)	19,400	796
ResMed, Inc. (a)	219,000	7,586
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	3,792,000	10,758
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Varian Medical Systems, Inc. (a)	222,600	$ 15,422
Volcano Corp. (a)	353,000	9,640
		143,345
Health Care Providers & Services - 0.8%
Diagnosticos da America SA	234,000	3,173
Express Scripts, Inc. (a)	465,900	25,182
HMS Holdings Corp. (a)	141,700	9,178
Magellan Health Services, Inc. (a)	36,100	1,707
McKesson Corp.	34,633	2,437
Medco Health Solutions, Inc. (a)	1,125,400	68,953
Sinopharm Group Co. Ltd. (H Shares)	438,000	1,527
UnitedHealth Group, Inc.	234,500	8,468
		120,625
Health Care Technology - 0.5%
Allscripts-Misys Healthcare Solutions, Inc. (a)	139,700	2,692
Cerner Corp. (a)	488,273	46,259
Quality Systems, Inc. (d)	352,500	24,612
		73,563
Life Sciences Tools & Services - 1.0%
Agilent Technologies, Inc. (a)	329,900	13,668
Fluidigm Corp. (a)	3,117	6
Life Technologies Corp. (a)	210,400	11,677
Mettler-Toledo International, Inc. (a)	597,000	90,272
Waters Corp. (a)	492,600	38,280
		153,903
Pharmaceuticals - 2.6%
Abbott Laboratories	1,693,500	81,136
Allergan, Inc.	58,300	4,003
Aspen Pharmacare Holdings Ltd.	108,200	1,503
AstraZeneca PLC (United Kingdom)	1,271,475	57,986
Bayer AG	79,815	5,901
Bristol-Myers Squibb Co.	495,700	13,126
Dr. Reddy's Laboratories Ltd. sponsored ADR (d)	305,400	11,288
Forest Laboratories, Inc. (a)	115,500	3,694
Lupin Ltd.	300,019	3,237
MAP Pharmaceuticals, Inc. (a)	599,800	10,041
Merck & Co., Inc.	36,315	1,309
Novartis AG sponsored ADR (d)	47,100	2,777
Novo Nordisk AS Series B	737,298	83,107
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Perrigo Co.	429,400	$ 27,194
Pfizer, Inc.	79,919	1,399
Piramal Healthcare Ltd.	115,143	1,210
Salix Pharmaceuticals Ltd. (a)	55,900	2,625
Shire PLC	936,100	22,587
Teva Pharmaceutical Industries Ltd. sponsored ADR	854,700	44,556
Valeant Pharmaceuticals International, Inc.	1,184,306	33,583
Warner Chilcott PLC	105,700	2,385
		414,647
TOTAL HEALTH CARE		1,260,061
INDUSTRIALS - 5.5%
Aerospace & Defense - 0.1%
DigitalGlobe, Inc. (a)	54,100	1,716
GeoEye, Inc. (a)	28,100	1,191
Goodrich Corp.	35,300	3,109
TransDigm Group, Inc. (a)	44,300	3,190
United Technologies Corp.	163,000	12,831
		22,037
Air Freight & Logistics - 0.7%
Air Lease Corp. Class A (a)(f)	320,800	6,576
C.H. Robinson Worldwide, Inc.	1,086,572	87,132
Expeditors International of Washington, Inc.	194,900	10,642
FedEx Corp.	100	9
		104,359
Airlines - 0.1%
Lan Airlines SA sponsored ADR (d)	40,600	1,250
Southwest Airlines Co.	851,300	11,050
		12,300
Commercial Services & Supplies - 0.5%
Aggreko PLC	110,900	2,564
APAC Customer Services, Inc. (a)	1,221,825	7,416
Clean Harbors, Inc. (a)	20,200	1,698
Edenred (a)	394,300	9,339
Interface, Inc. Class A	59,300	928
Iron Mountain, Inc.	35,919	898
Multiplus SA	84,000	1,708
Stericycle, Inc. (a)	592,315	47,930
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Waste Connections, Inc.	303,900	$ 8,366
Waste Management, Inc.	22,183	818
		81,665
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc. (a)	61,800	2,834
Electrical Equipment - 0.7%
American Superconductor Corp. (a)(d)	378,600	10,824
Cooper Industries PLC Class A	550,245	32,074
Emerson Electric Co.	130,200	7,444
Fushi Copperweld, Inc. (a)	699,600	6,212
Polypore International, Inc. (a)	470,408	19,160
Roper Industries, Inc.	248,200	18,970
Sensata Technologies Holding BV	334,400	10,069
		104,753
Industrial Conglomerates - 0.1%
3M Co.	49,900	4,306
Beijing Enterprises Holdings Ltd.	635,500	3,941
Koc Holding AS	275,000	1,341
		9,588
Machinery - 2.0%
AGCO Corp. (a)	99,400	5,036
Ashok Leyland Ltd.	494,704	708
Caterpillar, Inc.	260,600	24,408
China Automation Group Ltd.	7,249,000	5,279
China Yuchai International Ltd.	10,000	317
CNH Global NV (a)	103,800	4,955
Cummins, Inc.	440,800	48,492
Danaher Corp.	2,133,554	100,640
Deere & Co.	113,700	9,443
Donaldson Co., Inc.	58,300	3,398
Dover Corp.	169,100	9,884
Gardner Denver, Inc.	23,500	1,617
Ingersoll-Rand Co. Ltd.	27,500	1,295
Komatsu Ltd.	436,000	13,190
Nordson Corp.	124,500	11,439
PACCAR, Inc.	816,523	46,885
Pall Corp.	289,100	14,334
Rotork PLC	55,900	1,594
Tata Motors Ltd. sponsored ADR (d)	283,800	8,327
Timken Co.	68,900	3,289
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Titan International, Inc.	100	$ 2
WABCO Holdings, Inc. (a)	100	6
		314,538
Professional Services - 0.1%
IHS, Inc. Class A (a)	130,300	10,475
SEEK Ltd.	1,250,000	8,467
		18,942
Road & Rail - 1.0%
All America Latina Logistica SA	48,000	434
Canadian National Railway Co.	942,300	62,691
CSX Corp.	546,200	35,290
Localiza Rent A Car SA	694,800	11,262
Norfolk Southern Corp.	133,000	8,355
Union Pacific Corp.	463,100	42,911
		160,943
Trading Companies & Distributors - 0.2%
Mills Estruturas e Servicos de Engenharia SA (a)	112,000	1,390
Noble Group Ltd.	3,694,000	6,247
W.W. Grainger, Inc.	172,400	23,810
		31,447
TOTAL INDUSTRIALS		863,406
INFORMATION TECHNOLOGY - 31.3%
Communications Equipment - 1.8%
Acme Packet, Inc. (a)	440,200	23,401
Adtran, Inc.	237,100	8,585
Aruba Networks, Inc. (a)	473,200	9,880
Calix Networks, Inc. (a)	84,334	1,425
Cisco Systems, Inc. (a)	486,300	9,838
F5 Networks, Inc. (a)	670,600	87,285
HTC Corp.	1,798,850	55,501
JDS Uniphase Corp. (a)	149,300	2,162
Juniper Networks, Inc. (a)	728,181	26,884
Motorola, Inc. (a)	999,800	9,068
QUALCOMM, Inc.	746,551	36,947
Riverbed Technology, Inc. (a)	554,600	19,505
Tekelec (a)	39,100	466
		290,947
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 8.2%
Apple, Inc. (a)	3,233,146	$ 1,042,888
Dell, Inc. (a)	112,000	1,518
EMC Corp. (a)	3,285,600	75,240
Hewlett-Packard Co.	1,315,100	55,366
Lexmark International, Inc. Class A (a)	83,800	2,918
NetApp, Inc. (a)	2,223,600	122,209
		1,300,139
Electronic Equipment & Components - 0.8%
Amphenol Corp. Class A	2,120,640	111,927
E Ink Holdings, Inc. (a)	899,000	1,821
E Ink Holdings, Inc. GDR (a)(f)	89,500	1,814
IPG Photonics Corp. (a)	198,000	6,261
Wasion Group Holdings Ltd.	878,000	581
		122,404
Internet Software & Services - 6.6%
Akamai Technologies, Inc. (a)	293,579	13,813
Baidu.com, Inc. sponsored ADR (a)	380,100	36,691
Constant Contact, Inc. (a)(d)	405,700	12,573
eBay, Inc. (a)	2,809,861	78,198
Google, Inc. Class A (a)	1,297,805	770,857
IntraLinks Holdings, Inc.	330,300	6,180
LivePerson, Inc. (a)	652,100	7,369
LogMeIn, Inc. (a)	221,200	9,808
Marchex, Inc. Class B	221,700	2,115
Mercadolibre, Inc. (a)	206,800	13,783
Open Text Corp. (a)	35,500	1,628
OpenTable, Inc. (a)	347,000	24,457
Tencent Holdings Ltd.	2,203,600	47,885
Terremark Worldwide, Inc. (a)	29,600	383
WebMD Health Corp. (a)	230,036	11,746
YouKu.com, Inc. ADR (a)	59,300	2,076
		1,039,562
IT Services - 2.6%
Accenture PLC Class A	1,803,200	87,437
Cognizant Technology Solutions Corp. Class A (a)	927,200	67,954
Fidelity National Information Services, Inc.	624,947	17,117
Fiserv, Inc. (a)	152,881	8,953
hiSoft Technology International Ltd. ADR (a)	110,400	3,334
iGate Corp.	428,610	8,448
Infosys Technologies Ltd. sponsored ADR	41,000	3,119
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
International Business Machines Corp.	200,400	$ 29,411
MasterCard, Inc. Class A	11,215	2,513
Redecard SA	314,400	3,988
Sapient Corp.	113,900	1,378
VeriFone Systems, Inc. (a)	87,000	3,355
Visa, Inc. Class A	2,548,300	179,349
		416,356
Semiconductors & Semiconductor Equipment - 6.4%
Altera Corp.	3,690,800	131,319
Analog Devices, Inc.	720,400	27,137
ARM Holdings PLC sponsored ADR (d)	2,073,500	43,025
ASML Holding NV	479,400	18,380
Atheros Communications, Inc. (a)	301,386	10,826
Atmel Corp. (a)	1,745,800	21,508
Avago Technologies Ltd.	1,902,500	54,164
Broadcom Corp. Class A	2,816,800	122,672
Cavium Networks, Inc. (a)	562,800	21,206
Cirrus Logic, Inc. (a)(d)	847,100	13,537
Cree, Inc. (a)(d)	304,800	20,083
GT Solar International, Inc. (a)(d)	504,100	4,597
Hittite Microwave Corp. (a)	66,100	4,035
Inphi Corp.	73,000	1,467
Linear Technology Corp.	990,900	34,275
Marvell Technology Group Ltd. (a)	5,483,400	101,717
Maxim Integrated Products, Inc.	469,900	11,099
Micrel, Inc. (d)	1,215,577	15,790
Microchip Technology, Inc. (d)	88,900	3,041
MIPS Technologies, Inc. (a)	297,500	4,510
Netlogic Microsystems, Inc. (a)(d)	627,587	19,713
Novellus Systems, Inc. (a)	346,500	11,199
NVIDIA Corp. (a)	3,197,800	49,246
Omnivision Technologies, Inc. (a)	200	6
ON Semiconductor Corp. (a)	488,000	4,821
Power Integrations, Inc.	85,700	3,440
Samsung Electronics Co. Ltd.	165,524	140,096
Semtech Corp. (a)	103,700	2,348
Skyworks Solutions, Inc. (a)	2,542,176	72,782
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,074,146	13,470
TriQuint Semiconductor, Inc. (a)	1,066,619	12,469
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Volterra Semiconductor Corp. (a)	92,605	$ 2,145
Xilinx, Inc.	243,300	7,051
		1,003,174
Software - 4.9%
Activision Blizzard, Inc.	339,200	4,220
ANSYS, Inc. (a)	74,400	3,874
Autonomy Corp. PLC (a)	19,372	455
BMC Software, Inc. (a)	1,300,700	61,315
CA, Inc.	131,300	3,209
Check Point Software Technologies Ltd. (a)	1,521,900	70,403
Citrix Systems, Inc. (a)	1,434,500	98,134
CommVault Systems, Inc. (a)	47,200	1,351
Fortinet, Inc. (a)	233,500	7,554
Informatica Corp. (a)	916,779	40,366
Intuit, Inc. (a)	847,200	41,767
NetSuite, Inc. (a)(d)	107,400	2,685
Oracle Corp.	6,151,150	192,531
Progress Software Corp. (a)	100	4
QLIK Technologies, Inc.	371,700	9,594
RealPage, Inc.	330,673	10,228
Red Hat, Inc. (a)	490,800	22,405
Rovi Corp. (a)	885,100	54,885
salesforce.com, Inc. (a)	649,000	85,668
Solera Holdings, Inc.	286,200	14,688
Sourcefire, Inc. (a)	257,661	6,681
SuccessFactors, Inc. (a)	103,900	3,009
TIBCO Software, Inc. (a)	765,900	15,096
Trion World Network, Inc. warrants 8/10/17 (a)(h)	18,952	0*
VanceInfo Technologies, Inc. ADR (a)	537,100	18,551
VMware, Inc. Class A (a)	54,200	4,819
		773,492
TOTAL INFORMATION TECHNOLOGY		4,946,074
MATERIALS - 7.4%
Chemicals - 0.5%
Celanese Corp. Class A	38,600	1,589
CF Industries Holdings, Inc.	91,200	12,326
Ecolab, Inc.	242,100	12,207
Huabao International Holdings Ltd.	20,463,000	33,120
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
LyondellBasell Industries NV Class A (a)	52,700	$ 1,813
Nalco Holding Co.	251,800	8,042
PPG Industries, Inc.	38,000	3,195
Praxair, Inc.	61,000	5,824
STR Holdings, Inc. (a)(d)	128,900	2,578
The Mosaic Co.	17,500	1,336
		82,030
Containers & Packaging - 0.0%
Ball Corp.	45,500	3,096
Crown Holdings, Inc. (a)	44,900	1,499
		4,595
Metals & Mining - 6.9%
Agnico-Eagle Mines Ltd. (Canada)	80,809	6,207
Alamos Gold, Inc.	357,300	6,778
Allied Nevada Gold Corp. (Canada) (a)	342,000	9,036
Anglo American PLC (United Kingdom)	274,600	14,290
AngloGold Ashanti Ltd. sponsored ADR	1,281,000	63,064
Aurizon Mines Ltd. (a)	870,400	6,354
B2Gold Corp. (a)	4,465,000	12,043
B2Gold Corp. (a)(f)	660,000	1,780
BHP Billiton Ltd. sponsored ADR	32,600	3,029
Compania de Minas Buenaventura SA sponsored ADR	194,600	9,528
Consolidated Thompson Iron Mines Ltd. (a)	126,300	1,784
Crocodile Gold Corp. (a)(d)	5,356,700	8,057
Eldorado Gold Corp.	5,636,403	104,556
Franco-Nevada Corp.	1,756,000	58,563
Franco-Nevada Corp. (f)	126,300	4,212
Franco-Nevada Corp. warrants 6/16/17 (a)(f)	63,150	462
Freeport-McMoRan Copper & Gold, Inc.	335,800	40,326
Fronteer Gold, Inc. (a)	500,400	5,830
Goldcorp, Inc.	3,314,201	152,467
Golden Star Resources Ltd. (a)	559,500	2,564
Imperial Metals Corp. (a)	10,900	288
Intrepid Mines Ltd. (Australia) (a)	830,071	1,705
Ivanhoe Mines Ltd. (a)	4,415,700	101,836
Ivanhoe Mines Ltd. rights 1/26/11 (a)	4,415,700	5,933
Kinross Gold Corp.	3,821,158	72,454
Kinross Gold Corp. warrants 9/17/14 (a)	158,422	745
Medusa Mining Ltd.	1,518,299	10,037
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Molycorp, Inc. (d)	41,700	$ 2,081
New Gold, Inc. (a)	2,329,400	22,610
Newcrest Mining Ltd.	4,710,222	194,615
Novagold Resources, Inc. (a)	550,000	7,837
OceanaGold Corp. (a)	134,900	505
Osisko Mining Corp. (a)	258,600	3,765
Rainy River Resources Ltd. (a)	877,600	11,105
Randgold Resources Ltd. sponsored ADR	925,822	76,223
Romarco Minerals, Inc. (a)	1,193,700	2,765
San Gold Corp. (a)	2,788,700	11,101
Silver Wheaton Corp. (a)	149,700	5,851
Tahoe Resources, Inc. (f)	1,170,900	17,259
Teck Resources Ltd. Class B (sub. vtg.)	312,300	19,349
Ventana Gold Corp. (a)	380,600	5,060
Walter Energy, Inc.	29,900	3,822
		1,087,876
TOTAL MATERIALS		1,174,501
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.0%
China Unicom (Hong Kong) Ltd. sponsored ADR	397,900	5,670
Wireless Telecommunication Services - 0.4%
American Tower Corp. Class A (a)	835,000	43,119
SOFTBANK CORP.	43,700	1,513
Syniverse Holdings, Inc. (a)	306,948	9,469
Vivo Participacoes SA sponsored ADR	203,200	6,622
		60,723
TOTAL TELECOMMUNICATION SERVICES		66,393
UTILITIES - 0.1%
Multi-Utilities - 0.1%
YTL Corp. Bhd	3,794,910	10,350
TOTAL COMMON STOCKS (Cost $10,187,801)		14,439,070
Preferred Stocks - 0.2%
	Shares	Value (000s)
Convertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Groupon, Inc. 0.00% (a)	539,680	$ 17,048
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Ning, Inc. Series D 8.00% (a)(h)	541,260	3,191
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Light Sciences Oncology, Inc. (a)(h)	463,700	1,855
Light Sciences Oncology, Inc. Series B (a)(h)	1,792,115	7,168
		9,023
Health Care Equipment & Supplies - 0.0%
superDimension Ltd. Series D, 6.00% (a)(h)	91,600	1,963
superDimension Ltd. Series E, 6.00% (a)(h)	6,622	142
superDimension Ltd. warrants 6/16/20 (a)(h)	1,656	0
		2,105
Life Sciences Tools & Services - 0.0%
Fluidigm Corp. (a)	143,925	1,007
TOTAL HEALTH CARE		12,135
INFORMATION TECHNOLOGY - 0.0%
Internet Software & Services - 0.0%
Digg, Inc. Series C, 8.00% (a)(h)	64,821	316
Software - 0.0%
Trion World Network, Inc.:
Series C, 8.00% (a)(h)	602,295	2,578
Series C-1, 8.00% (a)(h)	47,380	203
		2,781
TOTAL INFORMATION TECHNOLOGY		3,097
TOTAL CONVERTIBLE PREFERRED STOCKS		35,471
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Porsche Automobil Holding SE	9,994	$ 797
Volkswagen AG	11,534	1,872
		2,669
HEALTH CARE - 0.0%
Life Sciences Tools & Services - 0.0%
Fluidigm Corp. Series E (a)	3,117	22
TOTAL NONCONVERTIBLE PREFERRED STOCKS		2,691
TOTAL PREFERRED STOCKS (Cost $49,996)		38,162
Notes - 0.0%
Principal Amount (000s)
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Light Sciences Oncology, Inc. convertible note 15% 11/4/11 (g)(h) (Cost $2,258)	$ 2,258	2,258
Money Market Funds - 9.4%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	1,318,609,593	1,318,610
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	158,653,360	158,653
TOTAL MONEY MARKET FUNDS (Cost $1,477,263)		1,477,263
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $11,717,318)		15,956,753
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(151,349)
NET ASSETS - 100%		$ 15,805,404
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $123,912,000 or 0.8% of net assets.

(g) Includes a Facility Warrant

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $42,480,000 or 0.3% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Concho Resources, Inc.	7/20/10	$ 5,607
Digg, Inc. Series C, 8.00%	9/23/08	$ 683
GoviEx Uranium, Inc.	9/28/07 - 4/6/10	$ 7,499
Legend Pictures Holdings LLC unit	9/23/10	$ 4,150
Light Sciences Oncology, Inc.	7/9/08	$ 3,881
Light Sciences Oncology, Inc. Series B	4/4/07	$ 15,000
Light Sciences Oncology, Inc. convertible note 15% 11/4/11	5/4/10 - 10/15/10	$ 2,258
Ning, Inc. Series D 8.00%	3/19/08	$ 3,870
superDimension Ltd. Series D, 6.00%	2/27/08 - 5/22/08	$ 1,963
superDimension Ltd. Series E, 6.00%	6/15/10	$ 142
superDimension Ltd. warrants 6/16/20	6/15/10	$ 0
The Weinstein Co. III Holdings, LLC Class A-1	10/19/05	$ 2,267
Trion World Network, Inc. warrants 8/10/17	8/10/10	$ 0 *
Trion World Network, Inc. Series C, 8.00%	8/22/08	$ 3,307
Trion World Network, Inc. Series C-1, 8.00%	8/10/10	$ 260
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 2,087
Fidelity Securities Lending Cash Central Fund	2,253
Total	$ 4,340
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
APAC Customer Services, Inc.	$ 16,283	$ 405	$ 8,828	$ -	$ -
Sable Mining Africa Ltd.	5,142	19,313	2,504	-	26,460
Total	$ 21,425	$ 19,718	$ 11,332	$ -	$ 26,460
Other Information

The following is a summary of the inputs used, as of December 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 2,768,160	$ 2,733,956	$ 29,204	$ 5,000
Consumer Staples	954,460	954,460	-	-
Energy	900,810	893,855	1	6,954
Financials	1,517,763	1,511,359	3,008	3,396
Health Care	1,272,218	1,096,004	163,957	12,257
Industrials	863,406	856,830	-	6,576
Information Technology	4,949,171	4,946,074	-	3,097
Materials	1,174,501	1,174,501	-	-
Telecommunication Services	66,393	66,393	-	-
Utilities	10,350	10,350	-	-
Notes	2,258	-	-	2,258
Money Market Funds	1,477,263	1,477,263	-	-
Total Investments in Securities:	$ 15,956,753	$ 15,721,045	$ 196,170	$ 39,538
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 25,420
Total Realized Gain (Loss)	94
Total Unrealized Gain (Loss)	2,255
Cost of Purchases	15,556
Proceeds of Sales	(3,787)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 39,538
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2010	$ 5,064

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	78.9%
Canada	6.2%
United Kingdom	1.8%
Australia	1.3%
Brazil	1.2%
Cayman Islands	1.1%
Korea (South)	1.0%
Others (Individually Less Than 1%)	8.5%
100.0%
Income Tax Information

At December 31, 2010, the Fund had a capital loss carryforward of approximately $1,673,348,000 of which $3,073,000, $6,900,000, $726,035,000, $824,136,000 and $113,204,000 will expire in fiscal 2014, 2015, 2016, 2017 and 2018, respectively.

A capital loss carryforward of approximately $9,973,000 was acquired from the Fidelity Advisor Fifty Fund, of which $3,073,000 and $6,900,000 will expire in fiscal 2014 and 2015, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2010

Assets
Investment in securities, at value (including securities loaned of $153,918) - See accompanying schedule: Unaffiliated issuers (cost $10,217,243)	$ 14,453,030
Fidelity Central Funds (cost $1,477,263)	1,477,263
Other affiliated issuers (cost $22,812)	26,460
Total Investments (cost $11,717,318)		$ 15,956,753
Cash		198
Foreign currency held at value (cost $7,076)		7,076
Receivable for investments sold		26,854
Receivable for fund shares sold		57,093
Dividends receivable		7,657
Interest receivable		156
Distributions receivable from Fidelity Central Funds		433
Prepaid expenses		40
Other receivables		312
Total assets		16,056,572

Liabilities
Payable for investments purchased	$ 50,592
Payable for fund shares redeemed	27,093
Accrued management fee	7,589
Distribution and service plan fees payable	3,968
Other affiliated payables	2,653
Other payables and accrued expenses	620
Collateral on securities loaned, at value	158,653
Total liabilities		251,168

Net Assets		$ 15,805,404
Net Assets consist of:
Paid in capital		$ 13,379,126
Accumulated net investment loss		(108)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,813,136)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,239,522
Net Assets		$ 15,805,404

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	December 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,603,145 ÷ 280,789 shares)	$ 19.96

Maximum offering price per share (100/94.25 of $19.96)	$ 21.18
Class T: Net Asset Value and redemption price per share ($1,756,360 ÷ 88,985 shares)	$ 19.74

Maximum offering price per share (100/96.50 of $19.74)	$ 20.46
Class B: Net Asset Value and offering price per share ($409,769 ÷ 21,628 shares)A	$ 18.95

Class C: Net Asset Value and offering price per share ($2,138,109 ÷ 112,349 shares)A	$ 19.03

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,898,021 ÷ 292,841 shares)	$ 20.14

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended December 31, 2010

Investment Income
Dividends		$ 107,771
Interest		519
Income from Fidelity Central Funds		4,340
Total income		112,630

Expenses
Management fee Basic fee	$ 73,622
Performance adjustment	10,569
Transfer agent fees	29,963
Distribution and service plan fees	42,140
Accounting and security lending fees	1,473
Custodian fees and expenses	911
Independent trustees' compensation	73
Registration fees	667
Audit	88
Legal	46
Interest	1
Miscellaneous	161
Total expenses before reductions	159,714
Expense reductions	(757)	158,957
Net investment income (loss)		(46,327)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	32,479
Other affiliated issuers	705
Foreign currency transactions	(2,913)
Total net realized gain (loss)		30,271
Change in net unrealized appreciation (depreciation) on: Investment securities	2,071,609
Assets and liabilities in foreign currencies	71
Total change in net unrealized appreciation (depreciation)		2,071,680
Net gain (loss)		2,101,951
Net increase (decrease) in net assets resulting from operations		$ 2,055,624

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (46,327)	$ (9,583)
Net realized gain (loss)	30,271	(358,784)
Change in net unrealized appreciation (depreciation)	2,071,680	2,979,206
Net increase (decrease) in net assets resulting from operations	2,055,624	2,610,839
Distributions to shareholders from net investment income	-	(3,220)
Distributions to shareholders from net realized gain	(40,949)	(12,352)
Total distributions	(40,949)	(15,572)
Share transactions - net increase (decrease)	1,543,873	1,323,677
Total increase (decrease) in net assets	3,558,548	3,918,944

Net Assets
Beginning of period	12,246,856	8,327,912
End of period (including accumulated net investment loss of $108 and accumulated net investment loss of $45, respectively)	$ 15,805,404	$ 12,246,856

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.24	$ 13.36	$ 21.65	$ 18.37	$ 16.65
Income from Investment Operations
Net investment income (loss)C	(.05)	- I	.05	.08	.06
Net realized and unrealized gain (loss)	2.81	3.89	(8.22)	3.65	1.78
Total from investment operations	2.76	3.89	(8.17)	3.73	1.84
Distributions from net investment income	-	-	- I	(.06)	(.03)
Distributions from net realized gain	(.04)	(.01)	(.12)	(.39)	(.08)
Total distributions	(.04)	(.01)	(.12)	(.45)	(.12) J
Net asset value, end of period	$ 19.96	$ 17.24	$ 13.36	$ 21.65	$ 18.37
Total Return A, B	16.07%	29.12%	(37.92)%	20.26%	11.06%
Ratios to Average Net Assets D, G
Expenses before reductions	1.14%	1.19%	1.10%	1.09%	1.12%
Expenses net of fee waivers, if any	1.14%	1.19%	1.10%	1.09%	1.12%
Expenses net of all reductions	1.13%	1.18%	1.10%	1.08%	1.11%
Net investment income (loss)	(.28)%	-%F	.26%	.42%	.37%
Supplemental Data
Net assets, end of period (in millions)	$ 5,603	$ 4,265	$ 2,614	$ 2,630	$ 1,823
Portfolio turnover rate E	47%H	58%	74%	57%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The portfolio turnover rate does not include the assets acquired in the merger.

I Amount represents less than $.01 per share.

J Total distributions of $.12 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $.083 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.08	$ 13.26	$ 21.56	$ 18.29	$ 16.57
Income from Investment Operations
Net investment income (loss) C	(.09)	(.04)	- H	.04	.03
Net realized and unrealized gain (loss)	2.78	3.86	(8.18)	3.62	1.77
Total from investment operations	2.69	3.82	(8.18)	3.66	1.80
Distributions from net realized gain	(.03)	-	(.12)	(.39)	(.08)
Net asset value, end of period	$ 19.74	$ 17.08	$ 13.26	$ 21.56	$ 18.29
Total Return A, B	15.81%	28.81%	(38.13)%	20.00%	10.90%
Ratios to Average Net Assets D, F
Expenses before reductions	1.38%	1.45%	1.34%	1.31%	1.32%
Expenses net of fee waivers, if any	1.38%	1.45%	1.34%	1.31%	1.32%
Expenses net of all reductions	1.38%	1.44%	1.34%	1.31%	1.31%
Net investment income (loss)	(.52)%	(.25)%	.02%	.19%	.17%
Supplemental Data
Net assets, end of period (in millions)	$ 1,756	$ 1,557	$ 1,254	$ 2,185	$ 2,165
Portfolio turnover rate E	47% G	58%	74%	57%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.49	$ 12.88	$ 21.04	$ 17.97	$ 16.35
Income from Investment Operations
Net investment income (loss) C	(.19)	(.11)	(.10)	(.08)	(.07)
Net realized and unrealized gain (loss)	2.68	3.72	(7.94)	3.54	1.74
Total from investment operations	2.49	3.61	(8.04)	3.46	1.67
Distributions from net realized gain	(.03)	-	(.12)	(.39)	(.05)
Net asset value, end of period	$ 18.95	$ 16.49	$ 12.88	$ 21.04	$ 17.97
Total Return A, B	15.14%	28.03%	(38.41)%	19.24%	10.23%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.96%	2.01%	1.91%	1.89%	1.93%
Expenses net of fee waivers, if any	1.96%	2.00%	1.91%	1.89%	1.93%
Expenses net of all reductions	1.95%	1.99%	1.91%	1.89%	.92%
Net investment income (loss)	(1.10)%	(.81)%	(.55)%	(.39)%	(.44)%
Supplemental Data
Net assets, end of period (in millions)	$ 410	$ 401	$ 313	$ 489	$ 452
Portfolio turnover rate E	47%G	58%	74%	57%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 16.55	$ 12.92	$ 21.10	$ 18.00	$ 16.37
Income from Investment Operations
Net investment income (loss) C	(.17)	(.11)	(.09)	(.06)	(.06)
Net realized and unrealized gain (loss)	2.68	3.74	(7.97)	3.55	1.74
Total from investment operations	2.51	3.63	(8.06)	3.49	1.68
Distributions from net realized gain	(.03)	-	(.12)	(.39)	(.05)
Net asset value, end of period	$ 19.03	$ 16.55	$ 12.92	$ 21.10	$ 18.00
Total Return A, B	15.21%	28.10%	(38.39)%	19.37%	10.28%
Ratios to Average Net Assets D, F
Expenses before reductions	1.88%	1.95%	1.85%	1.82%	1.85%
Expenses net of fee waivers, if any	1.88%	1.95%	1.85%	1.82%	1.85%
Expenses net of all reductions	1.88%	1.94%	1.85%	1.82%	1.83%
Net investment income (loss)	(1.02)%	(.76)%	(.49)%	(.32)%	(.35)%
Supplemental Data
Net assets, end of period (in millions)	$ 2,138	$ 1,799	$ 1,355	$ 1,879	$ 1,596
Portfolio turnover rate E	47% G	58%	74%	57%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 17.39	$ 13.49	$ 21.84	$ 18.52	$ 16.78
Income from Investment Operations
Net investment income (loss) B	(.01)	.03	.09	.14	.12
Net realized and unrealized gain (loss)	2.85	3.93	(8.30)	3.67	1.79
Total from investment operations	2.84	3.96	(8.21)	3.81	1.91
Distributions from net investment income	-	(.02)	(.02)	(.10)	(.09)
Distributions from net realized gain	(.09)	(.04)	(.12)	(.39)	(.08)
Total distributions	(.09)	(.06)	(.14)	(.49)	(.17) G
Net asset value, end of period	$ 20.14	$ 17.39	$ 13.49	$ 21.84	$ 18.52
Total Return A	16.34%	29.37%	(37.76)%	20.57%	11.40%
Ratios to Average Net Assets C, E
Expenses before reductions	.89%	.96%	.86%	.81%	.83%
Expenses net of fee waivers, if any	.89%	.96%	.86%	.81%	.83%
Expenses net of all reductions	.89%	.95%	.85%	.81%	.82%
Net investment income (loss)	(.04)%	.24%	.50%	.69%	.66%
Supplemental Data
Net assets, end of period (in millions)	$ 5,898	$ 4,225	$ 2,793	$ 2,309	$ 1,540
Portfolio turnover rate D	47% F	58%	74%	57%	79%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The portfolio turnover rate does not include the assets acquired in the merger.

G Total distributions of $.17 per share is comprised of distributions from net investment income of $.086 and distributions from net realized gain of $.083 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor New Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For restricted debt and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,213,430
Gross unrealized depreciation	(134,354)
Net unrealized appreciation (depreciation)	$ 4,079,076
Tax Cost	$ 11,877,677

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 20,571
Capital loss carryforward	$ (1,673,348)
Net unrealized appreciation (depreciation)	$ 4,079,163

The tax character of distributions paid was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income	$ 40,949	$ 15,572

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,547,815 and $5,737,234, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Institutional Class of the Fund as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was ..64% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 11,608	$ 71
Class T	.25%	.25%	7,874	-
Class B	.75%	.25%	3,971	2,979
Class C	.75%	.25%	18,687	3,182
			$ 42,140	$ 6,232

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,251
Class T	207
Class B*	769
Class C*	165
$ 2,392

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 10,383.22
Class T	3,467.22
Class B	1,159.29
Class C	4,106.22
Institutional Class	10,848.23
	$ 29,963

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $107 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $49 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,858. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,253, including $18 from securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $15,140. The weighted average interest rate was .70%. The interest expense amounted to $1 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $753 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2010	2009
From net investment income
Institutional Class	$ -	$ 3,220
From net realized gain
Class A	$ 11,131	$ 2,465
Class T	3,007	-
Class B	728	-
Class C	3,267	-
Institutional Class	22,816	9,887
Total	$ 40,949	$ 12,352

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Class A
Shares sold	91,786	104,375	$ 1,651,137	$ 1,494,493
Issued in exchange for shares of Fidelity Advisor Fifty Fund	1,092	-	21,706	-
Reinvestment of distributions	602	270	10,377	4,650
Shares redeemed	(60,094)	(52,894)	(1,062,739)	(757,053)
Net increase (decrease)	33,386	51,751	$ 620,481	$ 742,090
Class T
Shares sold	19,041	21,310	$ 337,853	$ 301,368
Issued in exchange for shares of Fidelity Advisor Fifty Fund	768	-	15,102	-
Reinvestment of distributions	171	-	2,799	-
Shares redeemed	(22,149)	(24,666)	(388,951)	(343,847)
Net increase (decrease)	(2,169)	(3,356)	$ (33,197)	$ (42,479)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2010	2009	2010	2009
Class B
Shares sold	2,821	5,587	$ 47,070	$ 75,985
Issued in exchange for shares of Fidelity Advisor Fifty Fund	262	-	4,955	-
Reinvestment of distributions	40	-	619	-
Shares redeemed	(5,808)	(5,591)	(98,796)	(75,502)
Net increase (decrease)	(2,685)	(4)	$ (46,152)	$ 483
Class C
Shares sold	22,710	26,780	$ 390,515	$ 366,996
Issued in exchange for shares of Fidelity Advisor Fifty Fund	510	-	9,679	-
Reinvestment of distributions	162	-	2,521	-
Shares redeemed	(19,704)	(22,967)	(333,891)	(310,754)
Net increase (decrease)	3,678	3,813	$ 68,824	$ 56,242
Institutional Class
Shares sold	144,821	125,440	$ 2,621,843	$ 1,816,051
Issued in exchange for shares of Fidelity Advisor Fifty Fund	124	-	2,491	-
Reinvestment of distributions	957	1,257	17,962	20,220
Shares redeemed	(95,998)	(90,870)	(1,708,379)	(1,268,930)
Net increase (decrease)	49,904	35,827	$ 933,917	$ 567,341

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

14. Merger Information.

On December 17, 2010 the Fund acquired all of the assets and assumed all of the liabilities of the Fidelity Fifty Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on July 14, 2010. The reorganization provides shareholders of the Target Fund access to a larger portfolio with the same investment objective and lower expenses. The acquisition was accomplished by an exchange of 1,092 Class A shares, 768 Class T shares, 262 Class B shares, 510 Class C shares, and 124 Institutional Class shares of the Fund, respectively, for 2,357 Class A

Annual Report

14. Merger Information - continued

shares, 1,682 Class T shares, 576 Class B shares, 1,133 Class C shares, and 262 Institutional Class shares then outstanding (valued at $9.21, $8.98, $8.61, $8.55 and $9.50 per share for Class A, Class T, Class B, Class C, and Institutional Class, respectively) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets, including securities of $53,669 unrealized appreciation of $7,533 and net other assets of $265, were combined with the Fund's net assets of $15,520,226 for total net assets after the acquisition of $15,574,160.

Pro forma results of operations of the combined entity for the entire year ended December 31, 2010, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$ (46,458)
Total net realized gain (loss)	36,573
Total change in net unrealized appreciation (depreciation)	2,073,492
Net increase (decrease) in net assets resulting from operations	$ 2,063,607

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since December 17, 2010.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Advisor New Insights Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor New Insights Fund (a fund of Fidelity Contrafund) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor New Insights Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/
Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-
present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Name, Age; Principal Occupation
Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-
present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor New Insights Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Institutional Class	02/14/11	02/11/11	$0.035

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor New Insights Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Advisor New Insights Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Advisor New Insights Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2009 and the total expenses of Class T ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

ANIFI-UANN-0211
1.796411.107

Fidelity®

Contrafund®

Annual Report

December 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The investment environment in 2010 was volatile but generally supportive of most major asset classes. Equities experienced the biggest gains, rallying in the second half of the period on incremental economic growth, supportive monetary policies, strong corporate profits and very little inflation. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity® Contrafund®	16.93%	4.87%	5.54%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund®, a class of the fund, on December 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the one-year period ending December 31, 2010, lifted by a strong second-half rally fueled by economic optimism, encouraging earnings reports and a wave of corporate mergers. For the full 12 months, the large-cap S&P 500® Index rose 15.06%, the blue-chip-laden Dow Jones Industrial AverageSM added 14.06% and the technology-heavy Nasdaq Composite® Index climbed 18.02%. It was the second straight year of double-digit returns for major U.S. equity markets, with the S&P 500® ending the year up more than 90% from its March 2009 low. Advances didn't come easily, however, as high unemployment in the U.S., sovereign debt problems in Europe and a one-day "flash crash" sent equities falling in the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the S&P® posting its best September/October performance since 1998. In the 12-month period, all 10 sectors within the index showed gains, with the economically sensitive consumer discretionary and industrials segments faring best. Stocks of mid- and small-sized companies did significantly better than their larger-cap counterparts, advancing 25.48% and 26.85%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from William Danoff, Portfolio Manager of Fidelity® Contrafund®: For the year, the fund's Retail Class shares appreciated 16.93%, outperforming the S&P 500®. Good stock picking accounted for most of the outperformance. Technology was a disappointment, but I was still able to beat the market with superior stock selection there. Overweighting the top-performing consumer discretionary sector was a good call. Results were boosted by a significant overweighting in mobile phone and computer maker Apple, the fund's largest holding at period end and by far its top individual contributor. Not owning benchmark component Microsoft also aided relative performance, as the stock fell about 7%. An out-of-benchmark stake in the Chipotle Mexican Grill restaurant chain helped results, as its stock price more than doubled during the period. Results also were helped by several out-of-benchmark positions in gold-mining firms, such as Red Back Mining, which was acquired by Kinross Gold in September. Investments in foreign companies helped relative performance, boosted in part by a generally weaker dollar. Conversely, underweighting the strong-performing industrials sector detracted, particularly the capital goods industry. Positioning in energy also hurt, as did an average cash position of about 6%. Among individual securities, a large stake in Internet search giant Google was the single largest detractor. Visa disappointed, as did drugmaker Gilead Sciences.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 to December 31, 2010
Contrafund	.88%
Actual		$ 1,000.00	$ 1,228.30	$ 4.94
Hypothetical A		$ 1,000.00	$ 1,020.77	$ 4.48
Class K	.77%
Actual		$ 1,000.00	$ 1,229.20	$ 4.33
Hypothetical A		$ 1,000.00	$ 1,021.32	$ 3.92

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	7.1	6.7
Google, Inc. Class A	5.1	4.6
Berkshire Hathaway, Inc. Class A	3.3	4.1
McDonald's Corp.	2.4	2.5
Wells Fargo & Co.	2.3	2.8
The Coca-Cola Co.	2.1	2.0
The Walt Disney Co.	2.1	1.9
Noble Energy, Inc.	1.5	1.3
NIKE, Inc. Class B	1.5	1.4
Amazon.com, Inc.	1.4	1.0
	28.8
Top Five Market Sectors as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	32.7	30.6
Consumer Discretionary	18.3	17.8
Financials	10.5	10.3
Health Care	8.2	10.9
Materials	7.9	6.9
Asset Allocation (% of fund's net assets)
As of December 31, 2010*		As of June 30, 2010**
	Stocks 95.8%		Stocks 93.2%
	Convertible Securities 0.2%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 4.0%		Short-Term Investments and Net Other Assets 6.7%
* Foreign investments	22.4%	** Foreign investments	19.8%

Annual Report

Investments December 31, 2010

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 18.2%
Auto Components - 0.2%
Autoliv, Inc. (d)	461,700	$ 36,447
BorgWarner, Inc. (a)	109,000	7,887
Gentex Corp.	2,064,108	61,015
Magna International, Inc. Class A (sub. vtg.)	294,000	15,303
		120,652
Automobiles - 0.7%
BYD Co. Ltd. (H Shares) (d)	8,345,500	43,862
Ford Motor Co. (a)	11,110,600	186,547
Geely Automobile Holdings Ltd.	97,660,000	42,720
General Motors Co.	3,918,000	144,417
Honda Motor Co. Ltd. sponsored ADR	170,744	6,744
Hyundai Motor Co.	669,508	103,598
Tesla Motors, Inc. (a)(d)	911,354	24,269
		552,157
Diversified Consumer Services - 0.1%
Ambow Education Holding Ltd. ADR	1,800,099	25,291
Anhanguera Educacional Participacoes SA	1,739,109	41,918
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	380,793	40,071
		107,280
Hotels, Restaurants & Leisure - 5.3%
7 Days Group Holdings Ltd. ADR (a)	674,169	14,360
Ajisen (China) Holdings Ltd.	6,473,000	10,876
Cafe de Coral Holdings Ltd.	5,784,000	14,303
China Lodging Group Ltd. ADR	1,471,745	32,069
Chipotle Mexican Grill, Inc. (a)(e)	2,971,480	631,915
Ctrip.com International Ltd. sponsored ADR (a)	1,940,400	78,489
Galaxy Entertainment Group Ltd. (a)(d)	18,106,000	20,500
Home Inns & Hotels Management, Inc. sponsored ADR (a)	2,191,060	89,746
Hyatt Hotels Corp. Class A (a)	336,100	15,380
InterContinental Hotel Group PLC	1,979,100	38,686
InterContinental Hotel Group PLC ADR	714,100	14,089
Las Vegas Sands Corp. (a)	3,279,500	150,693
Little Sheep Group Ltd.	33,986,000	21,469
Marriott International, Inc. Class A	3,020,400	125,467
McDonald's Corp.	22,789,570	1,749,327
Sands China Ltd.	26,252,000	57,689
Starbucks Corp.	12,138,900	390,023
Starwood Hotels & Resorts Worldwide, Inc.	249,500	15,165
Tim Hortons, Inc. (e)	11,653,332	480,467
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Wyndham Worldwide Corp.	465,500	$ 13,946
Wynn Macau Ltd.	3,900,800	8,733
		3,973,392
Household Durables - 0.1%
iRobot Corp. (a)	716,623	17,830
Tempur-Pedic International, Inc. (a)	1,349,029	54,042
		71,872
Internet & Catalog Retail - 2.2%
Amazon.com, Inc. (a)	5,749,808	1,034,965
ASOS PLC (a)	921,800	22,895
E-Commerce China Dangdang, Inc. ADR	98,100	2,656
Expedia, Inc.	606,200	15,210
Liberty Media Corp. Interactive Series A (a)	1,398,555	22,055
MakeMyTrip Ltd.	416,200	11,250
Netflix, Inc. (a)	2,039	358
Ocado Group PLC (a)(d)	14,963,116	41,624
Priceline.com, Inc. (a)	1,152,500	460,481
Start Today Co. Ltd.	2,108	8,423
		1,619,917
Leisure Equipment & Products - 0.0%
Hasbro, Inc.	588,200	27,751
Media - 4.0%
DIRECTV (a)	6,063,433	242,113
Discovery Communications, Inc. (a)(e)	13,426,605	559,889
DreamWorks Animation SKG, Inc. Class A (a)	1,217,218	35,871
Legend Pictures Holdings LLC unit (g)	27,800	20,850
Liberty Global, Inc. Class A (a)	222,100	7,858
Liberty Media Corp.:
Capital Series A (a)	817,902	51,168
Starz Series A (a)	869,711	57,818
Naspers Ltd. Class N	2,360,400	138,221
ReachLocal, Inc.	671,029	13,360
Scripps Networks Interactive, Inc. Class A	4,958,652	256,610
The Walt Disney Co.	41,533,119	1,557,907
The Weinstein Co. Holdings, LLC Class A-1 (a)(g)	41,234	15,463
Virgin Media, Inc.	1,070,700	29,166
		2,986,294
Multiline Retail - 0.9%
Dollar General Corp. (a)	86,000	2,638
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Dollar Tree, Inc. (a)(e)	9,063,600	$ 508,287
Dollarama, Inc. (a)	1,471,150	42,469
Dollarama, Inc. (a)(f)	1,194,200	34,474
Droga Raia SA	2,251,400	34,513
Family Dollar Stores, Inc.	600,500	29,851
Golden Eagle Retail Group Ltd. (H Shares)	2,000,000	4,930
		657,162
Specialty Retail - 2.7%
AutoZone, Inc. (a)	297,200	81,014
Bed Bath & Beyond, Inc. (a)	3,636,700	178,744
DSW, Inc. Class A (a)(d)	158,600	6,201
Hengdeli Holdings Ltd.	12,908,000	7,689
J. Crew Group, Inc. (a)(e)	6,383,053	275,365
Luk Fook Holdings International Ltd.	1,316,000	4,597
Mr Price Group Ltd.	1,505,449	15,111
O'Reilly Automotive, Inc. (a)	1,866,400	112,768
Ross Stores, Inc.	3,852,494	243,670
Sally Beauty Holdings, Inc. (a)	1,005,809	14,614
TJX Companies, Inc. (e)	20,482,062	909,199
Tractor Supply Co.	374,200	18,145
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	931,200	31,661
Urban Outfitters, Inc. (a)	2,266,500	81,163
		1,979,941
Textiles, Apparel & Luxury Goods - 2.0%
Burberry Group PLC	3,604,300	63,205
China Xiniya Fashion Ltd. ADR	273,500	2,505
Coach, Inc.	2,138,922	118,304
Deckers Outdoor Corp. (a)	198,172	15,802
Maidenform Brands, Inc. (a)	43,088	1,024
NIKE, Inc. Class B	12,798,600	1,093,256
Pandora A/S	636,800	38,377
Phillips-Van Heusen Corp.	404,219	25,470
Polo Ralph Lauren Corp. Class A	832,800	92,374
		1,450,317
TOTAL CONSUMER DISCRETIONARY		13,546,735
CONSUMER STAPLES - 6.5%
Beverages - 2.6%
Anheuser-Busch InBev SA NV	2,612,521	149,498
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Beverages - continued
Boston Beer Co., Inc. Class A (a)	214,207	$ 20,369
C&C Group PLC	3,481,252	15,746
Coca-Cola FEMSA SAB de CV sponsored ADR	142,700	11,763
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	1,021,500	31,697
Dr Pepper Snapple Group, Inc.	1,310,500	46,077
Hansen Natural Corp. (a)	140,000	7,319
The Coca-Cola Co.	24,218,991	1,592,883
Tsingtao Brewery Co. Ltd. (H Shares)	5,356,000	28,046
		1,903,398
Food & Staples Retailing - 0.5%
Bim Birlesik Magazalar AS JSC	411,000	13,994
China Resources Enterprise Ltd.	9,746,000	39,937
Costco Wholesale Corp.	2,236,323	161,485
Drogasil SA	2,318,700	18,862
Fresh Market, Inc.	67,500	2,781
Shoprite Holdings Ltd.	540,200	8,125
Tesco PLC	11,187,176	74,178
Wal-Mart de Mexico SA de CV Series V	18,506,300	53,148
Whole Foods Market, Inc.	500,300	25,310
		397,820
Food Products - 1.0%
Associated British Foods PLC	339,764	6,260
Diamond Foods, Inc. (d)(e)	1,403,700	74,649
General Mills, Inc.	435,300	15,492
Kraft Foods, Inc. Class A	238,700	7,521
Mead Johnson Nutrition Co. Class A	225,000	14,006
Nestle SA	4,616,274	270,514
Shenguan Holdings Group Ltd.	11,806,000	15,463
Tingyi (Cayman Islands) Holding Corp.	20,314,000	52,010
TreeHouse Foods, Inc. (a)(e)	3,408,796	174,155
Want Want China Holdings Ltd.	139,824,000	122,509
		752,579
Household Products - 1.8%
Colgate-Palmolive Co.	10,891,911	875,383
Procter & Gamble Co.	7,425,419	477,677
		1,353,060
Personal Products - 0.6%
Estee Lauder Companies, Inc. Class A	3,872,200	312,487
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - continued
Hengan International Group Co. Ltd.	4,481,500	$ 38,660
Hypermarcas SA (a)	529,500	7,188
Natura Cosmeticos SA	808,600	23,237
Nu Skin Enterprises, Inc. Class A	2,264,910	68,536
		450,108
TOTAL CONSUMER STAPLES		4,856,965
ENERGY - 5.7%
Energy Equipment & Services - 0.6%
Schlumberger Ltd.	5,429,900	453,397
Seadrill Ltd.	914,000	30,938
		484,335
Oil, Gas & Consumable Fuels - 5.1%
Anadarko Petroleum Corp.	4,273,187	325,446
Apache Corp.	1,033,869	123,268
BG Group PLC	1,071,442	21,664
Birchcliff Energy Ltd. (a)(e)	8,465,100	80,976
Canadian Natural Resources Ltd.	5,431,412	241,535
Cimarex Energy Co.	200,000	17,706
Clean Energy Fuels Corp. (a)(d)	2,451,708	33,932
Concho Resources, Inc. (a)	4,247,139	372,347
Concho Resources, Inc. (a)(g)	626,220	54,901
Crescent Point Energy Corp. (d)	1,811,700	80,276
Crescent Point Energy Corp. (f)	416,700	18,464
EnCana Corp.	395,148	11,526
EOG Resources, Inc.	1,245,557	113,856
Gran Tierra Energy, Inc. (a)	3,200,000	25,958
Ivanhoe Energy, Inc. (a)(d)	12,036,400	32,828
Ivanhoe Energy, Inc. (a)(f)	3,282,000	8,951
Ivanhoe Energy, Inc. warrants 1/26/11 (a)(f)	820,500	5
Murphy Oil Corp.	393,800	29,358
Niko Resources Ltd.	583,700	60,389
Noble Energy, Inc. (e)	13,283,436	1,143,438
Northern Oil & Gas, Inc. (a)	1,354,501	36,856
Oasis Petroleum, Inc. (a)	1,650,500	44,762
Occidental Petroleum Corp.	6,887,141	675,629
OGX Petroleo e Gas Participacoes SA (a)	1,426,300	17,189
Pacific Rubiales Energy Corp.	1,572,700	53,222
Petroplus Holdings AG	2,965,280	39,101
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Sunoco, Inc.	333,500	$ 13,443
TransAtlantic Petroleum Ltd. (a)(f)	4,894,651	16,392
Tullow Oil PLC	727,100	14,305
Whiting Petroleum Corp. (a)	574,264	67,298
		3,775,021
TOTAL ENERGY		4,259,356
FINANCIALS - 10.5%
Capital Markets - 0.7%
BlackRock, Inc. Class A	2,019,500	384,876
Charles Schwab Corp.	689,075	11,790
Franklin Resources, Inc.	184,100	20,474
Goldman Sachs Group, Inc.	86,400	14,529
Morgan Stanley	595,900	16,214
T. Rowe Price Group, Inc.	1,600,596	103,302
		551,185
Commercial Banks - 3.8%
Banco ABC Brasil SA	1,512,929	13,328
Banco Bradesco SA (PN) sponsored ADR	2,291,800	46,501
Banco do Brasil SA	2,167,800	41,043
Banco Macro SA sponsored ADR	215,622	10,824
Banco Santander (Brasil) SA ADR	3,404,900	46,307
Banco Santander Chile sponsored ADR	146,500	13,693
Bank of Baroda	617,296	12,813
China Construction Bank Corp. (H Shares)	29,368,000	26,336
Dena Bank	825,716	2,179
HDFC Bank Ltd. sponsored ADR	306,900	51,286
Itau Unibanco Banco Multiplo SA:
ADR	2,378,070	57,097
ADR (f)	14,421,700	346,265
M&T Bank Corp.	689,400	60,012
Metro Bank PLC Class A (a)(e)(g)	1,658,250	23,284
PT Bank Central Asia Tbk	47,479,000	33,725
Standard Chartered PLC (United Kingdom)	11,496,351	309,486
State Bank of India	600,025	37,735
Wells Fargo & Co.	54,447,415	1,687,325
		2,819,239
Consumer Finance - 0.1%
American Express Co.	594,433	25,513
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Consumer Finance - continued
Credit Acceptance Corp. (a)	138,880	$ 8,717
Shriram Transport Finance Co. Ltd.	1,318,245	23,027
		57,257
Diversified Financial Services - 1.2%
Citigroup, Inc. (a)	133,048,300	629,318
JPMorgan Chase & Co.	7,077,929	300,246
		929,564
Insurance - 4.4%
Admiral Group PLC	6,286,159	148,581
AIA Group Ltd.	16,058,800	45,144
Berkshire Hathaway, Inc. Class A (a)	20,551	2,475,368
Fairfax Financial Holdings Ltd. (sub. vtg.)	243,822	99,991
MetLife, Inc.	3,481,000	154,696
Prudential Financial, Inc.	896,900	52,657
The Chubb Corp.	5,083,900	303,204
The Travelers Companies, Inc.	250,915	13,978
		3,293,619
Real Estate Investment Trusts - 0.1%
Simon Property Group, Inc.	355,920	35,410
Real Estate Management & Development - 0.2%
BR Malls Participacoes SA	7,648,000	78,805
Wharf Holdings Ltd.	4,820,000	37,084
		115,889
TOTAL FINANCIALS		7,802,163
HEALTH CARE - 8.1%
Biotechnology - 2.1%
Alexion Pharmaceuticals, Inc. (a)	1,464,680	117,980
Amgen, Inc. (a)	140,000	7,686
AVEO Pharmaceuticals, Inc.	721,070	10,542
Biogen Idec, Inc. (a)	2,095,700	140,517
BioMarin Pharmaceutical, Inc. (a)	671,560	18,085
Celgene Corp. (a)	3,440,304	203,460
Gilead Sciences, Inc. (a)	22,394,897	811,591
Human Genome Sciences, Inc. (a)	1,906,896	45,556
Incyte Corp. (a)	3,641,800	60,308
Targacept, Inc. (a)(e)	1,583,129	41,953
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Theravance, Inc. (a)	550,000	$ 13,789
United Therapeutics Corp. (a)	1,300,710	82,231
		1,553,698
Health Care Equipment & Supplies - 1.0%
Alcon, Inc.	194,000	31,700
Becton, Dickinson & Co.	222,648	18,818
C. R. Bard, Inc.	408,040	37,446
Cyberonics, Inc. (a)	879,030	27,268
Edwards Lifesciences Corp. (a)	3,217,258	260,083
Gen-Probe, Inc. (a)	453,605	26,468
HeartWare International, Inc. (a)	144,600	12,663
Hill-Rom Holdings, Inc. (e)	3,228,538	127,108
Neogen Corp. (a)	98,101	4,025
ResMed, Inc. (a)	820,200	28,412
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	21,208,000	60,166
Varian Medical Systems, Inc. (a)	1,074,600	74,448
Volcano Corp. (a)	1,831,442	50,017
		758,622
Health Care Providers & Services - 0.7%
Diagnosticos da America SA	1,125,000	15,253
Express Scripts, Inc. (a)	1,465,000	79,183
HMS Holdings Corp. (a)	743,700	48,169
Magellan Health Services, Inc. (a)	197,200	9,324
Medco Health Solutions, Inc. (a)	5,522,502	338,364
Sinopharm Group Co. Ltd. (H Shares)	2,357,200	8,219
UnitedHealth Group, Inc.	1,575,000	56,873
		555,385
Health Care Technology - 0.5%
Allscripts-Misys Healthcare Solutions, Inc. (a)	691,169	13,319
Cerner Corp. (a)	2,428,389	230,066
Quality Systems, Inc. (d)(e)	1,909,185	133,299
		376,684
Life Sciences Tools & Services - 1.1%
Agilent Technologies, Inc. (a)	1,487,205	61,615
Fluidigm Corp. (a)	28,439	57
Life Technologies Corp. (a)	1,037,400	57,576
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Life Sciences Tools & Services - continued
Mettler-Toledo International, Inc. (a)(e)	3,234,900	$ 489,149
Waters Corp. (a)	2,435,657	189,275
		797,672
Pharmaceuticals - 2.7%
Abbott Laboratories	10,024,483	480,273
Allergan, Inc.	296,800	20,381
Aspen Pharmacare Holdings Ltd.	500,000	6,944
AstraZeneca PLC (United Kingdom)	6,131,886	279,647
Bayer AG	397,375	29,380
Bristol-Myers Squibb Co.	2,229,500	59,037
Dr. Reddy's Laboratories Ltd. sponsored ADR (d)	1,573,200	58,145
Forest Laboratories, Inc. (a)	533,300	17,055
Johnson & Johnson	326,800	20,213
Lupin Ltd.	1,450,000	15,646
MAP Pharmaceuticals, Inc. (a)	775,598	12,984
Novartis AG sponsored ADR (d)	233,900	13,788
Novo Nordisk AS Series B	3,569,937	402,396
Perrigo Co.	2,054,600	130,118
Piramal Healthcare Ltd.	550,000	5,781
Salix Pharmaceuticals Ltd. (a)	3,100	146
Shire PLC	4,867,000	117,433
Teva Pharmaceutical Industries Ltd. sponsored ADR	3,704,400	193,110
Valeant Pharmaceuticals International, Inc.	5,567,777	157,883
Warner Chilcott PLC	537,826	12,133
		2,032,493
TOTAL HEALTH CARE		6,074,554
INDUSTRIALS - 5.7%
Aerospace & Defense - 0.1%
DigitalGlobe, Inc. (a)	291,155	9,233
GeoEye, Inc. (a)	137,606	5,833
Goodrich Corp.	180,000	15,853
TransDigm Group, Inc. (a)	228,600	16,461
United Technologies Corp.	908,500	71,517
		118,897
Air Freight & Logistics - 0.7%
Air Lease Corp. Class A (a)(f)	1,624,500	33,302
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Air Freight & Logistics - continued
C.H. Robinson Worldwide, Inc.	5,420,325	$ 434,656
Expeditors International of Washington, Inc.	980,600	53,541
		521,499
Airlines - 0.1%
Lan Airlines SA sponsored ADR (d)	197,392	6,076
Southwest Airlines Co.	4,631,000	60,110
		66,186
Commercial Services & Supplies - 0.5%
Aggreko PLC	533,300	12,331
Clean Harbors, Inc. (a)	100,000	8,408
Edenred (a)	1,964,281	46,524
Interface, Inc. Class A	300,725	4,706
Multiplus SA	400,000	8,135
Stericycle, Inc. (a)	2,883,385	233,324
Waste Connections, Inc.	1,560,096	42,949
		356,377
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc. (a)	621,279	28,486
Larsen & Toubro Ltd.	325,000	14,386
		42,872
Electrical Equipment - 0.7%
American Superconductor Corp. (a)(d)	1,655,813	47,340
Cooper Industries PLC Class A	3,599,141	209,794
Emerson Electric Co.	642,700	36,743
Polypore International, Inc. (a)(e)	2,344,221	95,480
Roper Industries, Inc.	1,232,800	94,223
Sensata Technologies Holding BV	1,673,100	50,377
		533,957
Industrial Conglomerates - 0.1%
3M Co.	273,300	23,586
Beijing Enterprises Holdings Ltd.	3,563,500	22,099
Koc Holding AS	1,300,000	6,340
		52,025
Machinery - 2.1%
AGCO Corp. (a)	500,500	25,355
Ashok Leyland Ltd.	2,491,240	3,566
Caterpillar, Inc.	1,290,100	120,831
China Automation Group Ltd.	40,202,000	29,275
China Yuchai International Ltd.	49,400	1,565
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
CNH Global NV (a)	513,700	$ 24,524
Cummins, Inc.	2,144,453	235,911
Danaher Corp.	10,640,118	501,894
Deere & Co.	560,100	46,516
Donaldson Co., Inc.	288,700	16,825
Dover Corp.	835,700	48,847
Gardner Denver, Inc.	110,000	7,570
Komatsu Ltd.	1,863,900	56,389
Nordson Corp.	604,504	55,542
PACCAR, Inc.	4,056,941	232,950
Pall Corp.	1,468,100	72,788
Rotork PLC	272,800	7,780
Tata Motors Ltd. sponsored ADR (d)	1,429,200	41,933
Timken Co.	350,000	16,706
		1,546,767
Professional Services - 0.1%
IHS, Inc. Class A (a)	664,479	53,417
Road & Rail - 1.1%
Canadian National Railway Co.	4,617,700	307,214
CSX Corp.	2,673,000	172,703
Localiza Rent A Car SA	3,459,200	56,071
Norfolk Southern Corp.	692,000	43,471
Union Pacific Corp.	2,296,500	212,794
		792,253
Trading Companies & Distributors - 0.2%
Mills Estruturas e Servicos de Engenharia SA (a)	1,028,700	12,769
Noble Group Ltd.	17,646,000	29,840
W.W. Grainger, Inc.	870,500	120,225
		162,834
TOTAL INDUSTRIALS		4,247,084
INFORMATION TECHNOLOGY - 32.7%
Communications Equipment - 1.9%
Acme Packet, Inc. (a)	2,244,248	119,304
Adtran, Inc.	1,158,500	41,949
Aruba Networks, Inc. (a)	2,439,289	50,932
Calix Networks, Inc. (a)	408,778	6,908
Cisco Systems, Inc. (a)	2,068,232	41,840
F5 Networks, Inc. (a)	3,272,479	425,946
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
HTC Corp.	8,543,650	$ 263,602
JDS Uniphase Corp. (a)	843,400	12,212
Juniper Networks, Inc. (a)	3,630,289	134,030
Motorola, Inc. (a)	5,025,200	45,579
QUALCOMM, Inc.	3,951,243	195,547
Riverbed Technology, Inc. (a)	3,010,166	105,868
		1,443,717
Computers & Peripherals - 8.8%
Apple, Inc. (a)	16,463,647	5,310,521
Dell, Inc. (a)	547,900	7,424
EMC Corp. (a)	16,144,200	369,702
Hewlett-Packard Co.	6,538,949	275,290
Lexmark International, Inc. Class A (a)	327,800	11,414
NetApp, Inc. (a)	10,666,800	586,247
		6,560,598
Electronic Equipment & Components - 0.9%
Amphenol Corp. Class A (e)	10,438,012	550,918
E Ink Holdings, Inc. (a)	5,349,000	10,837
E Ink Holdings, Inc. GDR (a)(f)	471,100	9,549
IPG Photonics Corp. (a)	966,945	30,575
Kyocera Corp.	350,000	35,726
Wasion Group Holdings Ltd.	5,952,000	3,936
		641,541
Internet Software & Services - 6.7%
Akamai Technologies, Inc. (a)	1,368,500	64,388
Baidu.com, Inc. sponsored ADR (a)	1,792,000	172,982
Constant Contact, Inc. (a)(d)(e)	1,854,870	57,482
eBay, Inc. (a)	13,398,909	372,892
Google, Inc. Class A (a)	6,425,548	3,816,583
IntraLinks Holdings, Inc.	1,610,055	30,124
LivePerson, Inc. (a)	2,465,128	27,856
LogMeIn, Inc. (a)	1,115,303	49,453
Mercadolibre, Inc. (a)(d)	1,090,206	72,662
Open Text Corp. (a)	239,500	10,982
Tencent Holdings Ltd.	11,003,700	239,115
Terremark Worldwide, Inc. (a)	142,494	1,845
WebMD Health Corp. (a)	1,230,204	62,814
YouKu.com, Inc. ADR (a)	289,100	10,121
		4,989,299
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - 2.7%
Accenture PLC Class A	8,818,900	$ 427,628
Cognizant Technology Solutions Corp. Class A (a)	4,662,922	341,746
Fidelity National Information Services, Inc.	3,130,758	85,751
Fiserv, Inc. (a)	650,600	38,099
hiSoft Technology International Ltd. ADR (a)	551,112	16,644
iGate Corp.	2,140,783	42,195
Infosys Technologies Ltd. sponsored ADR	205,900	15,665
International Business Machines Corp.	998,100	146,481
Redecard SA	1,759,000	22,311
Sapient Corp.	615,000	7,442
VeriFone Systems, Inc. (a)	447,100	17,240
Visa, Inc. Class A	12,308,893	866,300
		2,027,502
Semiconductors & Semiconductor Equipment - 6.5%
Altera Corp. (e)	17,829,400	634,370
Analog Devices, Inc.	3,427,300	129,106
ARM Holdings PLC sponsored ADR (d)	9,640,800	200,047
ASML Holding NV	2,150,300	82,443
Atheros Communications, Inc. (a)	1,309,399	47,034
Atmel Corp. (a)	8,715,100	107,370
Avago Technologies Ltd.	9,744,990	277,440
Broadcom Corp. Class A	13,413,900	584,175
Cavium Networks, Inc. (a)(e)	2,665,916	100,452
Cirrus Logic, Inc. (a)(d)(e)	4,182,995	66,844
Cree, Inc. (a)(d)	1,461,200	96,278
GT Solar International, Inc. (a)	2,506,700	22,861
Hittite Microwave Corp. (a)	331,755	20,250
Inphi Corp.	360,000	7,232
Linear Technology Corp. (d)	5,158,700	178,439
Marvell Technology Group Ltd. (a)	27,064,614	502,049
Maxim Integrated Products, Inc.	2,588,500	61,140
Micrel, Inc. (d)(e)	6,246,986	81,148
Microchip Technology, Inc. (d)	435,800	14,909
MIPS Technologies, Inc. (a)	1,436,700	21,780
Netlogic Microsystems, Inc. (a)(d)	2,661,630	83,602
Novellus Systems, Inc. (a)	1,711,000	55,300
NVIDIA Corp. (a)	15,142,556	233,195
Power Integrations, Inc.	185,600	7,450
Samsung Electronics Co. Ltd.	845,537	715,643
Semtech Corp. (a)	512,029	11,592
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Skyworks Solutions, Inc. (a)(e)	12,521,389	$ 358,487
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	4,907,080	61,535
TriQuint Semiconductor, Inc. (a)	5,673,234	66,320
Xilinx, Inc.	1,249,600	36,213
		4,864,704
Software - 5.2%
Activision Blizzard, Inc.	1,877,564	23,357
ANSYS, Inc. (a)	371,883	19,364
BMC Software, Inc. (a)	6,507,847	306,780
CA, Inc.	662,400	16,189
Check Point Software Technologies Ltd. (a)	7,550,200	349,272
Citrix Systems, Inc. (a)	7,002,200	479,021
CommVault Systems, Inc. (a)	233,307	6,677
Fortinet, Inc. (a)	1,223,758	39,589
Informatica Corp. (a)(e)	4,719,057	207,780
Intuit, Inc. (a)	4,275,400	210,777
NetSuite, Inc. (a)(d)	528,500	13,213
Oracle Corp.	30,230,400	946,212
QLIK Technologies, Inc.	1,836,600	47,403
RealPage, Inc.	1,620,930	50,135
Red Hat, Inc. (a)	2,525,525	115,290
Rovi Corp. (a)	4,384,164	271,862
salesforce.com, Inc. (a)	4,086,135	539,370
Solera Holdings, Inc.	1,296,383	66,530
Sourcefire, Inc. (a)	464,307	12,039
SuccessFactors, Inc. (a)	576,544	16,697
TIBCO Software, Inc. (a)	3,786,700	74,636
Trion World Network, Inc. warrants 8/10/17 (a)(g)	124,282	0*
VanceInfo Technologies, Inc. ADR (a)	928,953	32,086
VMware, Inc. Class A (a)	262,700	23,357
		3,867,636
TOTAL INFORMATION TECHNOLOGY		24,394,997
MATERIALS - 7.9%
Chemicals - 0.6%
Celanese Corp. Class A	175,000	7,205
CF Industries Holdings, Inc.	451,059	60,961
Ecolab, Inc.	1,509,163	76,092
Huabao International Holdings Ltd.	108,122,000	174,998
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
LyondellBasell Industries NV Class A (a)	260,100	$ 8,947
Nalco Holding Co.	1,202,600	38,411
PPG Industries, Inc.	185,100	15,561
Praxair, Inc.	271,600	25,930
STR Holdings, Inc. (a)(d)	422,042	8,441
The Mosaic Co.	88,200	6,735
		423,281
Construction Materials - 0.0%
Ultratech Cement Ltd.	210,100	5,095
Containers & Packaging - 0.0%
Ball Corp.	224,500	15,277
Crown Holdings, Inc. (a)	226,100	7,547
		22,824
Metals & Mining - 7.3%
Agnico-Eagle Mines Ltd. (Canada)	355,300	27,290
Alamos Gold, Inc.	1,776,600	33,704
Allied Nevada Gold Corp. (a)	1,742,300	46,034
Anglo American PLC (United Kingdom)	1,352,800	70,398
AngloGold Ashanti Ltd. sponsored ADR	6,268,034	308,575
Aurizon Mines Ltd. (a)	4,362,800	31,847
B2Gold Corp. (a)(e)	21,805,437	58,815
B2Gold Corp. (a)(e)(f)	5,850,000	15,779
BHP Billiton Ltd. sponsored ADR	160,900	14,951
Compania de Minas Buenaventura SA sponsored ADR	963,895	47,192
Consolidated Thompson Iron Mines Ltd. (a)	623,900	8,815
Eldorado Gold Corp.	27,085,088	502,431
Franco-Nevada Corp. (e)	9,172,500	305,903
Franco-Nevada Corp. (e)(f)	695,100	23,182
Franco-Nevada Corp. warrants 6/16/17 (a)(e)(f)	347,550	2,544
Freeport-McMoRan Copper & Gold, Inc.	1,661,500	199,530
Fronteer Gold, Inc. (a)	2,507,190	29,212
Goldcorp, Inc.	16,373,183	753,235
Golden Star Resources Ltd. Cda (a)	2,699,900	12,372
Imperial Metals Corp. (a)	53,400	1,410
Intrepid Mines Ltd. (a)	4,117,631	8,456
Ivanhoe Mines Ltd. (a)	19,491,600	449,521
Ivanhoe Mines Ltd. rights 1/26/11 (a)	19,491,600	26,189
Kinross Gold Corp.	27,972,127	530,385
Kinross Gold Corp. warrants 9/17/14 (a)	1,288,958	6,062
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Medusa Mining Ltd.	7,342,810	$ 48,539
Molycorp, Inc. (d)	218,400	10,898
New Gold, Inc. (a)	11,881,900	115,328
Newcrest Mining Ltd.	22,917,776	946,906
Novagold Resources, Inc. (a)	2,774,800	39,537
OceanaGold Corp. (a)	670,200	2,507
Osisko Mining Corp. (a)	1,318,000	19,189
Rainy River Resources Ltd. (a)	610,000	7,719
Randgold Resources Ltd. sponsored ADR	4,596,182	378,404
Romarco Minerals, Inc. (a)	5,967,900	13,823
San Gold Corp. (a)	13,982,600	55,661
Silver Wheaton Corp. (a)	573,200	22,404
Tahoe Resources, Inc. (f)	5,816,500	85,734
Teck Resources Ltd. Class B (sub. vtg.)	1,543,500	95,631
Ventana Gold Corp. (a)	1,933,100	25,702
Walter Energy, Inc.	227,000	29,020
		5,410,834
TOTAL MATERIALS		5,862,034
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.0%
China Unicom (Hong Kong) Ltd. sponsored ADR	2,124,951	30,281
Wireless Telecommunication Services - 0.4%
American Tower Corp. Class A (a)	4,134,100	213,485
SOFTBANK CORP.	235,000	8,134
Syniverse Holdings, Inc. (a)	62,931	1,941
Vivo Participacoes SA sponsored ADR	979,600	31,925
		255,485
TOTAL TELECOMMUNICATION SERVICES		285,766
UTILITIES - 0.1%
Electric Utilities - 0.0%
Companhia Paranaense de Energia-Copel (PN-B) sponsored ADR (d)	479,425	12,067
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Multi-Utilities - 0.1%
YTL Corp. Bhd	24,945,630	$ 68,037
TOTAL UTILITIES		80,104
TOTAL COMMON STOCKS (Cost $46,526,622)		71,409,758
Preferred Stocks - 0.2%

Convertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Groupon, Inc. 0.00% (a)	2,625,879	82,952
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Ning, Inc. Series D 8.00% (a)(g)	4,021,166	23,705
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
superDimension Ltd. Series D, 6.00% (a)(g)	698,064	14,960
superDimension Ltd. Series E, 6.00% (a)(g)	48,567	1,041
superDimension Ltd. warrants 6/16/20 (a)(g)	12,142	0
		16,001
Life Sciences Tools & Services - 0.0%
Fluidigm Corp. (a)	1,313,082	9,192
TOTAL HEALTH CARE		25,193
INFORMATION TECHNOLOGY - 0.0%
Internet Software & Services - 0.0%
Digg, Inc. Series C, 8.00% (a)(g)	410,013	2,001
Software - 0.0%
Trion World Network, Inc.:
Series C, 8.00% (a)(g)	3,950,196	16,907
Series C-1, 8.00% (a)(g)	310,705	1,330
		18,237
TOTAL INFORMATION TECHNOLOGY		20,238
TOTAL CONVERTIBLE PREFERRED STOCKS		152,088
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Life Sciences Tools & Services - 0.0%
Fluidigm Corp. Series E (a)	28,439	$ 199
TOTAL PREFERRED STOCKS (Cost $173,544)		152,287
Money Market Funds - 5.7%

Fidelity Cash Central Fund, 0.19% (b)	3,859,096,723	3,859,097
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	400,674,376	400,674
TOTAL MONEY MARKET FUNDS (Cost $4,259,771)		4,259,771
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $50,959,937)		75,821,816
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(1,289,715)
NET ASSETS - 100%		$ 74,532,101
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $594,641,000 or 0.8% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $174,442,000 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Concho Resources, Inc.	7/20/10	$ 28,368
Digg, Inc. Series C, 8.00%	9/23/08	$ 4,317
Legend Pictures Holdings LLC unit	9/23/10	$ 20,850
Metro Bank PLC Class A	12/8/09 - 12/1/10	$ 21,310
Ning, Inc. Series D 8.00%	3/19/08	$ 28,751
Security	Acquisition Date	Acquisition Cost (000s)
superDimension Ltd. Series D, 6.00%	2/27/08 - 5/22/08	$ 14,960
superDimension Ltd. Series E, 6.00%	6/15/10	$ 1,041
superDimension Ltd. warrants 6/16/20	6/15/10	$ 0
The Weinstein Co. Holdings, LLC Class A-1	10/19/05	$ 41,234
Trion World Network, Inc. warrants 8/10/17	8/10/10	$ 0*
Trion World Network, Inc. Series C, 8.00%	8/22/08	$ 21,691
Trion World Network, Inc. Series C-1, 8.00%	8/10/10	$ 1,706
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 8,420
Fidelity Securities Lending Cash Central Fund	10,519
Total	$ 18,939
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Altera Corp.	$ 116,941	$ 331,282	$ 6,986	$ 2,971	$ 634,370
Amphenol Corp. Class A	407,853	73,093	-	586	550,918
AsiaInfo Holdings, Inc.	82,360	-	57,955	-	-
B2Gold Corp.	14,609	25,872	-	-	74,594
Birchcliff Energy Ltd.	84,025	5,948	12,745	-	80,976
Cavium Networks, Inc.	-	72,106	-	-	100,452
China Automation Group Ltd.	23,686	19,788	10,838	350	-
Chipotle Mexican Grill, Inc.	222,182	51,809	7,302	-	631,915
Cirrus Logic, Inc.	-	63,384	7,688	-	66,844
Clean Energy Fuels Corp.	20,830	69,938	38,702	-	-
CommVault Systems, Inc.	12,290	58,298	53,136	-	-
Constant Contact, Inc.	23,641	8,677	-	-	57,482
Diamond Foods, Inc.	-	55,311	-	160	74,649
Discovery Communications, Inc.	335,683	102,771	13,670	-	559,889
Dollar Tree, Inc.	188,877	141,403	13,782	-	508,287
Franco-Nevada Corp.	224,499	50,867	5,247	2,445	331,629
Hill-Rom Holdings, Inc.	-	112,551	-	678	127,108
Informatica Corp.	75,372	49,366	-	-	207,780
Ivanhoe Mines Ltd.	339,689	20,388	82,117	-	-
J. Crew Group, Inc.	282,965	2,840	-	-	275,365
Maidenform Brands, Inc.	-	35,983	30,958	-	-
MannKind Corp.	66,708	-	56,189	-	-
McAfee, Inc.	411,783	-	406,099	-	-
Medivation, Inc.	119,736	4,292	37,672	-	-
Metro Bank PLC Class A	13,200	8,003	-	-	23,284
Mettler-Toledo International, Inc.	316,051	25,883	-	-	489,149
Micrel, Inc.	-	67,023	-	621	81,148
Netlogic Microsystems, Inc.	-	103,981	27,401	-	-
Noble Energy, Inc.	956,758	75,259	77,128	9,458	1,143,438
Northern Oil & Gas, Inc.	44,836	32,764	68,707	-	-
Polypore International, Inc.	-	93,357	-	-	95,480
Quality Systems, Inc.	123,381	32,677	32,428	2,106	133,299
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Red Back Mining, Inc.	$ 209,441	$ 6,774	$ 490,658	$ -	$ -
Skyworks Solutions, Inc.	-	184,981	-	-	358,487
SmartHeat, Inc.	46,779	2,113	21,535	-	-
Steven Madden Ltd.	-	49,040	60,037	-	-
STR Holdings, Inc.	-	51,850	42,158	-	-
Strayer Education, Inc.	104,192	95,732	137,748	1,617	-
Targacept, Inc.	31,733	1,327	-	-	41,953
Tim Hortons, Inc.	339,156	19,402	-	4,831	480,467
TJX Companies, Inc.	645,673	116,021	-	11,284	909,199
TreeHouse Foods, Inc.	122,751	10,750	-	-	174,155
Zymogenetics, Inc.	6,390	22,661	20,376	-	-
Total	$ 6,014,070	$ 2,355,565	$ 1,819,262	$ 37,107	$ 8,212,317
Other Information

The following is a summary of the inputs used, as of December 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 13,629,687	$ 13,471,736	$ 121,638	$ 36,313
Consumer Staples	4,856,965	4,856,965	-	-
Energy	4,259,356	4,259,351	5	-
Financials	7,825,868	7,763,887	14,992	46,989
Health Care	6,099,946	5,275,021	799,476	25,449
Industrials	4,247,084	4,213,782	-	33,302
Information Technology	24,415,235	24,394,997	-	20,238
Materials	5,862,034	5,862,034	-	-
Telecommunication Services	285,766	285,766	-	-
Utilities	80,104	80,104	-	-
Money Market Funds	4,259,771	4,259,771	-	-
Total Investments in Securities:	$ 75,821,816	$ 74,723,414	$ 936,111	$ 162,291
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 102,862
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	26,468
Cost of Purchases	64,289
Proceeds of Sales	(31,328)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 162,291
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2010	$ 3,668

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	77.6%
Canada	6.7%
United Kingdom	1.9%
Brazil	1.5%
Australia	1.4%
Korea (South)	1.1%
Bermuda	1.0%
Others (Individually Less Than 1%)	8.8%
100.0%
Income Tax Information

At December 31, 2010, the Fund had a capital loss carryforward of approximately $5,133,096,000 of which $2,230,781,000 and $2,902,315,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2010

Assets
Investment in securities, at value (including securities loaned of $387,256) - See accompanying schedule: Unaffiliated issuers (cost $41,652,588)	$ 63,349,728
Fidelity Central Funds (cost $4,259,771)	4,259,771
Other affiliated issuers (cost $5,047,578)	8,212,317
Total Investments (cost $50,959,937)		$ 75,821,816
Cash		1,043
Foreign currency held at value (cost $35,816)		35,815
Receivable for investments sold		135,296
Receivable for fund shares sold		205,075
Dividends receivable		40,093
Distributions receivable from Fidelity Central Funds		1,526
Prepaid expenses		202
Other receivables		2,405
Total assets		76,243,271

Liabilities
Payable for investments purchased	$ 70,197
Payable for fund shares redeemed	1,189,940
Accrued management fee	38,358
Other affiliated payables	9,604
Other payables and accrued expenses	2,397
Collateral on securities loaned, at value	400,674
Total liabilities		1,711,170

Net Assets		$ 74,532,101
Net Assets consist of:
Paid in capital		$ 55,504,512
Accumulated net investment loss		(1,471)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,833,186)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		24,862,246
Net Assets		$ 74,532,101
Contrafund: Net Asset Value, offering price and redemption price per share ($60,498,169 ÷ 893,204 shares)		$ 67.73

Class K: Net Asset Value, offering price and redemption price per share ($14,033,932 ÷ 207,297 shares)		$ 67.70

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2010

Investment Income
Dividends (including $37,107 earned from other affiliated issuers)		$ 568,293
Interest		2,032
Income from Fidelity Central Funds		18,939
Total income		589,264

Expenses
Management fee Basic fee	$ 371,417
Performance adjustment	109,530
Transfer agent fees	108,538
Accounting and security lending fees	2,839
Custodian fees and expenses	3,564
Independent trustees' compensation	376
Registration fees	560
Audit	270
Legal	243
Miscellaneous	838
Total expenses before reductions	598,175
Expense reductions	(3,546)	594,629
Net investment income (loss)		(5,365)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	922,422
Other affiliated issuers	272,352
Foreign currency transactions	(10,059)
Total net realized gain (loss)		1,184,715
Change in net unrealized appreciation (depreciation) on: Investment securities	9,616,258
Assets and liabilities in foreign currencies	257
Total change in net unrealized appreciation (depreciation)		9,616,515
Net gain (loss)		10,801,230
Net increase (decrease) in net assets resulting from operations		$ 10,795,865

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (5,365)	$ 123,258
Net realized gain (loss)	1,184,715	(471,089)
Change in net unrealized appreciation (depreciation)	9,616,515	14,688,737
Net increase (decrease) in net assets resulting from operations	10,795,865	14,340,906
Distributions to shareholders from net investment income	(11,023)	(132,704)
Distributions to shareholders from net realized gain	(443,362)	(92,816)
Total distributions	(454,385)	(225,520)
Share transactions - net increase (decrease)	216,951	1,408,294
Total increase (decrease) in net assets	10,558,431	15,523,680

Net Assets
Beginning of period	63,973,670	48,449,990
End of period (including accumulated net investment loss of $1,471 and undistributed net investment income of $5,435, respectively)	$ 74,532,101	$ 63,973,670

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Contrafund

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 58.28	$ 45.26	$ 73.11	$ 65.21	$ 64.76
Income from Investment Operations
Net investment income (loss) B	(.02)	.11	.23	.48	.41
Net realized and unrealized gain (loss)	9.86	13.11	(27.22)	12.34	6.92
Total from investment operations	9.84	13.22	(26.99)	12.82	7.33
Distributions from net investment income	(.01)	(.11)	(.21)	(.44)	(.39)
Distributions from net realized gain	(.38)	(.09)	(.65)	(4.48)	(6.49)
Total distributions	(.39)	(.20) F	(.86)	(4.92)	(6.88)
Net asset value, end of period	$ 67.73	$ 58.28	$ 45.26	$ 73.11	$ 65.21
Total Return A	16.93%	29.23%	(37.16)%	19.78%	11.54%
Ratios to Average Net Assets C, E
Expenses before reductions	.92%	1.02%	.95%	.89%	.90%
Expenses net of fee waivers, if any	.92%	1.02%	.95%	.89%	.90%
Expenses net of all reductions	.91%	1.01%	.94%	.89%	.89%
Net investment income (loss)	(.03)%	.22%	.37%	.68%	.62%
Supplemental Data
Net assets, end of period (in millions)	$ 60,498	$ 57,225	$ 45,149	$ 81,144	$ 68,576
Portfolio turnover rate D	46%	58%	78%	56%	76%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.20 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended December 31,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 58.25	$ 45.23	$ 68.59
Income from Investment Operations
Net investment income (loss) D	.06	.19	.22
Net realized and unrealized gain (loss)	9.87	13.11	(23.30)
Total from investment operations	9.93	13.30	(23.08)
Distributions from net investment income	(.01)	(.20)	(.28)
Distributions from net realized gain	(.47)	(.09)	-
Total distributions	(.48)	(.28) I	(.28)
Net asset value, end of period	$ 67.70	$ 58.25	$ 45.23
Total Return B, C	17.09%	29.43%	(33.63)%
Ratios to Average Net Assets E, H
Expenses before reductions	.79%	.86%	.82% A
Expenses net of fee waivers, if any	.79%	.86%	.82% A
Expenses net of all reductions	.78%	.85%	.82% A
Net investment income (loss)	.10%	.38%	.75% A
Supplemental Data
Net assets, end of period (in millions)	$ 14,034	$ 6,749	$ 3,301
Portfolio turnover rate F	46%	58%	78%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to December 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.28 per share is comprised of distributions from net investment income of $.196 and distributions from net realized gain of $.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Contrafund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Contrafund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 24,498,056
Gross unrealized depreciation	(426,967)
Net unrealized appreciation (depreciation)	$ 24,071,089

Tax Cost	$ 51,750,727

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 90,700
Capital loss carryforward	$ (5,133,096)
Net unrealized appreciation (depreciation)	$ 24,071,456

The tax character of distributions paid was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income	$ 454,385	$ 225,520

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $28,716,847 and $29,225,138, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Contrafund as

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was ..72% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Contrafund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Contrafund	$ 103,362.18
Class K	5,176.05
	$ 108,538

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $500 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $252 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,519. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $10,519, including $15 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,529 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $17.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2010	2009
From net investment income
Contrafund	$ 9,746	$ 110,638
Class K	1,277	22,066
Total	$ 11,023	$ 132,704
From net realized gain
Contrafund	$ 351,760	$ 83,038
Class K	91,602	9,778
Total	$ 443,362	$ 92,816

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2010	2009A	2010	2009A
Contrafund
Shares sold	140,195	185,518	$ 8,546,117	$ 8,936,796
Conversion to Class K	-	(28,838)	-	(1,280,867)
Reinvestment of distributions	5,490	3,386	351,012	188,452
Shares redeemed	(234,389)	(175,665)	(14,056,256)	(8,469,845)
Net increase (decrease)	(88,704)	(15,599)	$ (5,159,127)	$ (625,464)
Class K
Shares sold	121,022	33,635	$ 7,167,377	$ 1,711,298
Conversion from Contrafund	-	28,843	-	1,280,867
Reinvestment of distributions	1,416	566	92,878	31,844
Shares redeemed	(30,996)	(20,158)	(1,884,177)	(990,251)
Net increase (decrease)	91,442	42,886	$ 5,376,078	$ 2,033,758

A Conversion transactions for Class K and Contrafund are presented for the period January 1, 2009 to August 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Contrafund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Contrafund (a fund of Fidelity Contrafund) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Contrafund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Contrafund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Contrafund	02/07/11	02/04/11	$0.085

Contrafund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Contrafund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Contrafund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity Contrafund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Contrafund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Annual Report

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

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Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

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Fidelity Management & Research Company

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Fidelity®

Contrafund®-
Class K

Annual Report

December 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fundperformance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com,or http://www.401k.com as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

The investment environment in 2010 was volatile but generally supportive of most major asset classes. Equities experienced the biggest gains, rallying in the second half of the period on incremental economic growth, supportive monetary policies, strong corporate profits and very little inflation. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class KA	17.09%	4.96%	5.58%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Contrafund®, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund® - Class K on December 31, 2000. The chart shows how the value of your investment would have changed, and also shows how S&P 500® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Despite bouts of volatility and concern over European debt woes, major U.S. stock markets recorded solid gains for the one-year period ending December 31, 2010, lifted by a strong second-half rally fueled by economic optimism, encouraging earnings reports and a wave of corporate mergers. For the full 12 months, the large-cap S&P 500® Index rose 15.06%, the blue-chip-laden Dow Jones Industrial AverageSM added 14.06% and the technology-heavy Nasdaq Composite® Index climbed 18.02%. It was the second straight year of double-digit returns for major U.S. equity markets, with the S&P 500® ending the year up more than 90% from its March 2009 low. Advances didn't come easily, however, as high unemployment in the U.S., sovereign debt problems in Europe and a one-day "flash crash" sent equities falling in the spring. Markets vacillated for much of the summer before regaining momentum in the fall, with the S&P® posting its best September/October performance since 1998. In the 12-month period, all 10 sectors within the index showed gains, with the economically sensitive consumer discretionary and industrials segments faring best. Stocks of mid- and small-sized companies did significantly better than their larger-cap counterparts, advancing 25.48% and 26.85%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from William Danoff, Portfolio Manager of Fidelity® Contrafund®: For the year, the fund's Class K shares appreciated 17.09%, outperforming the S&P 500®. Good stock picking accounted for most of the outperformance. Technology was a disappointment, but I was still able to beat the market with superior stock selection there. Overweighting the top-performing consumer discretionary sector was a good call. Results were boosted by a significant overweighting in mobile phone and computer maker Apple, the fund's largest holding at period end and by far its top individual contributor. Not owning benchmark component Microsoft also aided relative performance, as the stock fell about 7%. An out-of-benchmark stake in the Chipotle Mexican Grill restaurant chain helped results, as its stock price more than doubled during the period. Results also were helped by several out-of-benchmark positions in gold-mining firms, such as Red Back Mining, which was acquired by Kinross Gold in September. Investments in foreign companies helped relative performance, boosted in part by a generally weaker dollar. Conversely, underweighting the strong-performing industrials sector detracted, particularly the capital goods industry. Positioning in energy also hurt, as did an average cash position of about 6%. Among individual securities, a large stake in Internet search giant Google was the single largest detractor. Visa disappointed, as did drugmaker Gilead Sciences.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 to December 31, 2010
Contrafund	.88%
Actual		$ 1,000.00	$ 1,228.30	$ 4.94
Hypothetical A		$ 1,000.00	$ 1,020.77	$ 4.48
Class K	.77%
Actual		$ 1,000.00	$ 1,229.20	$ 4.33
Hypothetical A		$ 1,000.00	$ 1,021.32	$ 3.92

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	7.1	6.7
Google, Inc. Class A	5.1	4.6
Berkshire Hathaway, Inc. Class A	3.3	4.1
McDonald's Corp.	2.4	2.5
Wells Fargo & Co.	2.3	2.8
The Coca-Cola Co.	2.1	2.0
The Walt Disney Co.	2.1	1.9
Noble Energy, Inc.	1.5	1.3
NIKE, Inc. Class B	1.5	1.4
Amazon.com, Inc.	1.4	1.0
	28.8
Top Five Market Sectors as of December 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	32.7	30.6
Consumer Discretionary	18.3	17.8
Financials	10.5	10.3
Health Care	8.2	10.9
Materials	7.9	6.9
Asset Allocation (% of fund's net assets)
As of December 31, 2010*		As of June 30, 2010**
	Stocks 95.8%		Stocks 93.2%
	Convertible Securities 0.2%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 4.0%		Short-Term Investments and Net Other Assets 6.7%
* Foreign investments	22.4%	** Foreign investments	19.8%

Annual Report

Investments December 31, 2010

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 18.2%
Auto Components - 0.2%
Autoliv, Inc. (d)	461,700	$ 36,447
BorgWarner, Inc. (a)	109,000	7,887
Gentex Corp.	2,064,108	61,015
Magna International, Inc. Class A (sub. vtg.)	294,000	15,303
		120,652
Automobiles - 0.7%
BYD Co. Ltd. (H Shares) (d)	8,345,500	43,862
Ford Motor Co. (a)	11,110,600	186,547
Geely Automobile Holdings Ltd.	97,660,000	42,720
General Motors Co.	3,918,000	144,417
Honda Motor Co. Ltd. sponsored ADR	170,744	6,744
Hyundai Motor Co.	669,508	103,598
Tesla Motors, Inc. (a)(d)	911,354	24,269
		552,157
Diversified Consumer Services - 0.1%
Ambow Education Holding Ltd. ADR	1,800,099	25,291
Anhanguera Educacional Participacoes SA	1,739,109	41,918
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	380,793	40,071
		107,280
Hotels, Restaurants & Leisure - 5.3%
7 Days Group Holdings Ltd. ADR (a)	674,169	14,360
Ajisen (China) Holdings Ltd.	6,473,000	10,876
Cafe de Coral Holdings Ltd.	5,784,000	14,303
China Lodging Group Ltd. ADR	1,471,745	32,069
Chipotle Mexican Grill, Inc. (a)(e)	2,971,480	631,915
Ctrip.com International Ltd. sponsored ADR (a)	1,940,400	78,489
Galaxy Entertainment Group Ltd. (a)(d)	18,106,000	20,500
Home Inns & Hotels Management, Inc. sponsored ADR (a)	2,191,060	89,746
Hyatt Hotels Corp. Class A (a)	336,100	15,380
InterContinental Hotel Group PLC	1,979,100	38,686
InterContinental Hotel Group PLC ADR	714,100	14,089
Las Vegas Sands Corp. (a)	3,279,500	150,693
Little Sheep Group Ltd.	33,986,000	21,469
Marriott International, Inc. Class A	3,020,400	125,467
McDonald's Corp.	22,789,570	1,749,327
Sands China Ltd.	26,252,000	57,689
Starbucks Corp.	12,138,900	390,023
Starwood Hotels & Resorts Worldwide, Inc.	249,500	15,165
Tim Hortons, Inc. (e)	11,653,332	480,467
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Wyndham Worldwide Corp.	465,500	$ 13,946
Wynn Macau Ltd.	3,900,800	8,733
		3,973,392
Household Durables - 0.1%
iRobot Corp. (a)	716,623	17,830
Tempur-Pedic International, Inc. (a)	1,349,029	54,042
		71,872
Internet & Catalog Retail - 2.2%
Amazon.com, Inc. (a)	5,749,808	1,034,965
ASOS PLC (a)	921,800	22,895
E-Commerce China Dangdang, Inc. ADR	98,100	2,656
Expedia, Inc.	606,200	15,210
Liberty Media Corp. Interactive Series A (a)	1,398,555	22,055
MakeMyTrip Ltd.	416,200	11,250
Netflix, Inc. (a)	2,039	358
Ocado Group PLC (a)(d)	14,963,116	41,624
Priceline.com, Inc. (a)	1,152,500	460,481
Start Today Co. Ltd.	2,108	8,423
		1,619,917
Leisure Equipment & Products - 0.0%
Hasbro, Inc.	588,200	27,751
Media - 4.0%
DIRECTV (a)	6,063,433	242,113
Discovery Communications, Inc. (a)(e)	13,426,605	559,889
DreamWorks Animation SKG, Inc. Class A (a)	1,217,218	35,871
Legend Pictures Holdings LLC unit (g)	27,800	20,850
Liberty Global, Inc. Class A (a)	222,100	7,858
Liberty Media Corp.:
Capital Series A (a)	817,902	51,168
Starz Series A (a)	869,711	57,818
Naspers Ltd. Class N	2,360,400	138,221
ReachLocal, Inc.	671,029	13,360
Scripps Networks Interactive, Inc. Class A	4,958,652	256,610
The Walt Disney Co.	41,533,119	1,557,907
The Weinstein Co. Holdings, LLC Class A-1 (a)(g)	41,234	15,463
Virgin Media, Inc.	1,070,700	29,166
		2,986,294
Multiline Retail - 0.9%
Dollar General Corp. (a)	86,000	2,638
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Dollar Tree, Inc. (a)(e)	9,063,600	$ 508,287
Dollarama, Inc. (a)	1,471,150	42,469
Dollarama, Inc. (a)(f)	1,194,200	34,474
Droga Raia SA	2,251,400	34,513
Family Dollar Stores, Inc.	600,500	29,851
Golden Eagle Retail Group Ltd. (H Shares)	2,000,000	4,930
		657,162
Specialty Retail - 2.7%
AutoZone, Inc. (a)	297,200	81,014
Bed Bath & Beyond, Inc. (a)	3,636,700	178,744
DSW, Inc. Class A (a)(d)	158,600	6,201
Hengdeli Holdings Ltd.	12,908,000	7,689
J. Crew Group, Inc. (a)(e)	6,383,053	275,365
Luk Fook Holdings International Ltd.	1,316,000	4,597
Mr Price Group Ltd.	1,505,449	15,111
O'Reilly Automotive, Inc. (a)	1,866,400	112,768
Ross Stores, Inc.	3,852,494	243,670
Sally Beauty Holdings, Inc. (a)	1,005,809	14,614
TJX Companies, Inc. (e)	20,482,062	909,199
Tractor Supply Co.	374,200	18,145
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	931,200	31,661
Urban Outfitters, Inc. (a)	2,266,500	81,163
		1,979,941
Textiles, Apparel & Luxury Goods - 2.0%
Burberry Group PLC	3,604,300	63,205
China Xiniya Fashion Ltd. ADR	273,500	2,505
Coach, Inc.	2,138,922	118,304
Deckers Outdoor Corp. (a)	198,172	15,802
Maidenform Brands, Inc. (a)	43,088	1,024
NIKE, Inc. Class B	12,798,600	1,093,256
Pandora A/S	636,800	38,377
Phillips-Van Heusen Corp.	404,219	25,470
Polo Ralph Lauren Corp. Class A	832,800	92,374
		1,450,317
TOTAL CONSUMER DISCRETIONARY		13,546,735
CONSUMER STAPLES - 6.5%
Beverages - 2.6%
Anheuser-Busch InBev SA NV	2,612,521	149,498
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Beverages - continued
Boston Beer Co., Inc. Class A (a)	214,207	$ 20,369
C&C Group PLC	3,481,252	15,746
Coca-Cola FEMSA SAB de CV sponsored ADR	142,700	11,763
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	1,021,500	31,697
Dr Pepper Snapple Group, Inc.	1,310,500	46,077
Hansen Natural Corp. (a)	140,000	7,319
The Coca-Cola Co.	24,218,991	1,592,883
Tsingtao Brewery Co. Ltd. (H Shares)	5,356,000	28,046
		1,903,398
Food & Staples Retailing - 0.5%
Bim Birlesik Magazalar AS JSC	411,000	13,994
China Resources Enterprise Ltd.	9,746,000	39,937
Costco Wholesale Corp.	2,236,323	161,485
Drogasil SA	2,318,700	18,862
Fresh Market, Inc.	67,500	2,781
Shoprite Holdings Ltd.	540,200	8,125
Tesco PLC	11,187,176	74,178
Wal-Mart de Mexico SA de CV Series V	18,506,300	53,148
Whole Foods Market, Inc.	500,300	25,310
		397,820
Food Products - 1.0%
Associated British Foods PLC	339,764	6,260
Diamond Foods, Inc. (d)(e)	1,403,700	74,649
General Mills, Inc.	435,300	15,492
Kraft Foods, Inc. Class A	238,700	7,521
Mead Johnson Nutrition Co. Class A	225,000	14,006
Nestle SA	4,616,274	270,514
Shenguan Holdings Group Ltd.	11,806,000	15,463
Tingyi (Cayman Islands) Holding Corp.	20,314,000	52,010
TreeHouse Foods, Inc. (a)(e)	3,408,796	174,155
Want Want China Holdings Ltd.	139,824,000	122,509
		752,579
Household Products - 1.8%
Colgate-Palmolive Co.	10,891,911	875,383
Procter & Gamble Co.	7,425,419	477,677
		1,353,060
Personal Products - 0.6%
Estee Lauder Companies, Inc. Class A	3,872,200	312,487
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Personal Products - continued
Hengan International Group Co. Ltd.	4,481,500	$ 38,660
Hypermarcas SA (a)	529,500	7,188
Natura Cosmeticos SA	808,600	23,237
Nu Skin Enterprises, Inc. Class A	2,264,910	68,536
		450,108
TOTAL CONSUMER STAPLES		4,856,965
ENERGY - 5.7%
Energy Equipment & Services - 0.6%
Schlumberger Ltd.	5,429,900	453,397
Seadrill Ltd.	914,000	30,938
		484,335
Oil, Gas & Consumable Fuels - 5.1%
Anadarko Petroleum Corp.	4,273,187	325,446
Apache Corp.	1,033,869	123,268
BG Group PLC	1,071,442	21,664
Birchcliff Energy Ltd. (a)(e)	8,465,100	80,976
Canadian Natural Resources Ltd.	5,431,412	241,535
Cimarex Energy Co.	200,000	17,706
Clean Energy Fuels Corp. (a)(d)	2,451,708	33,932
Concho Resources, Inc. (a)	4,247,139	372,347
Concho Resources, Inc. (a)(g)	626,220	54,901
Crescent Point Energy Corp. (d)	1,811,700	80,276
Crescent Point Energy Corp. (f)	416,700	18,464
EnCana Corp.	395,148	11,526
EOG Resources, Inc.	1,245,557	113,856
Gran Tierra Energy, Inc. (a)	3,200,000	25,958
Ivanhoe Energy, Inc. (a)(d)	12,036,400	32,828
Ivanhoe Energy, Inc. (a)(f)	3,282,000	8,951
Ivanhoe Energy, Inc. warrants 1/26/11 (a)(f)	820,500	5
Murphy Oil Corp.	393,800	29,358
Niko Resources Ltd.	583,700	60,389
Noble Energy, Inc. (e)	13,283,436	1,143,438
Northern Oil & Gas, Inc. (a)	1,354,501	36,856
Oasis Petroleum, Inc. (a)	1,650,500	44,762
Occidental Petroleum Corp.	6,887,141	675,629
OGX Petroleo e Gas Participacoes SA (a)	1,426,300	17,189
Pacific Rubiales Energy Corp.	1,572,700	53,222
Petroplus Holdings AG	2,965,280	39,101
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Sunoco, Inc.	333,500	$ 13,443
TransAtlantic Petroleum Ltd. (a)(f)	4,894,651	16,392
Tullow Oil PLC	727,100	14,305
Whiting Petroleum Corp. (a)	574,264	67,298
		3,775,021
TOTAL ENERGY		4,259,356
FINANCIALS - 10.5%
Capital Markets - 0.7%
BlackRock, Inc. Class A	2,019,500	384,876
Charles Schwab Corp.	689,075	11,790
Franklin Resources, Inc.	184,100	20,474
Goldman Sachs Group, Inc.	86,400	14,529
Morgan Stanley	595,900	16,214
T. Rowe Price Group, Inc.	1,600,596	103,302
		551,185
Commercial Banks - 3.8%
Banco ABC Brasil SA	1,512,929	13,328
Banco Bradesco SA (PN) sponsored ADR	2,291,800	46,501
Banco do Brasil SA	2,167,800	41,043
Banco Macro SA sponsored ADR	215,622	10,824
Banco Santander (Brasil) SA ADR	3,404,900	46,307
Banco Santander Chile sponsored ADR	146,500	13,693
Bank of Baroda	617,296	12,813
China Construction Bank Corp. (H Shares)	29,368,000	26,336
Dena Bank	825,716	2,179
HDFC Bank Ltd. sponsored ADR	306,900	51,286
Itau Unibanco Banco Multiplo SA:
ADR	2,378,070	57,097
ADR (f)	14,421,700	346,265
M&T Bank Corp.	689,400	60,012
Metro Bank PLC Class A (a)(e)(g)	1,658,250	23,284
PT Bank Central Asia Tbk	47,479,000	33,725
Standard Chartered PLC (United Kingdom)	11,496,351	309,486
State Bank of India	600,025	37,735
Wells Fargo & Co.	54,447,415	1,687,325
		2,819,239
Consumer Finance - 0.1%
American Express Co.	594,433	25,513
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Consumer Finance - continued
Credit Acceptance Corp. (a)	138,880	$ 8,717
Shriram Transport Finance Co. Ltd.	1,318,245	23,027
		57,257
Diversified Financial Services - 1.2%
Citigroup, Inc. (a)	133,048,300	629,318
JPMorgan Chase & Co.	7,077,929	300,246
		929,564
Insurance - 4.4%
Admiral Group PLC	6,286,159	148,581
AIA Group Ltd.	16,058,800	45,144
Berkshire Hathaway, Inc. Class A (a)	20,551	2,475,368
Fairfax Financial Holdings Ltd. (sub. vtg.)	243,822	99,991
MetLife, Inc.	3,481,000	154,696
Prudential Financial, Inc.	896,900	52,657
The Chubb Corp.	5,083,900	303,204
The Travelers Companies, Inc.	250,915	13,978
		3,293,619
Real Estate Investment Trusts - 0.1%
Simon Property Group, Inc.	355,920	35,410
Real Estate Management & Development - 0.2%
BR Malls Participacoes SA	7,648,000	78,805
Wharf Holdings Ltd.	4,820,000	37,084
		115,889
TOTAL FINANCIALS		7,802,163
HEALTH CARE - 8.1%
Biotechnology - 2.1%
Alexion Pharmaceuticals, Inc. (a)	1,464,680	117,980
Amgen, Inc. (a)	140,000	7,686
AVEO Pharmaceuticals, Inc.	721,070	10,542
Biogen Idec, Inc. (a)	2,095,700	140,517
BioMarin Pharmaceutical, Inc. (a)	671,560	18,085
Celgene Corp. (a)	3,440,304	203,460
Gilead Sciences, Inc. (a)	22,394,897	811,591
Human Genome Sciences, Inc. (a)	1,906,896	45,556
Incyte Corp. (a)	3,641,800	60,308
Targacept, Inc. (a)(e)	1,583,129	41,953
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Theravance, Inc. (a)	550,000	$ 13,789
United Therapeutics Corp. (a)	1,300,710	82,231
		1,553,698
Health Care Equipment & Supplies - 1.0%
Alcon, Inc.	194,000	31,700
Becton, Dickinson & Co.	222,648	18,818
C. R. Bard, Inc.	408,040	37,446
Cyberonics, Inc. (a)	879,030	27,268
Edwards Lifesciences Corp. (a)	3,217,258	260,083
Gen-Probe, Inc. (a)	453,605	26,468
HeartWare International, Inc. (a)	144,600	12,663
Hill-Rom Holdings, Inc. (e)	3,228,538	127,108
Neogen Corp. (a)	98,101	4,025
ResMed, Inc. (a)	820,200	28,412
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	21,208,000	60,166
Varian Medical Systems, Inc. (a)	1,074,600	74,448
Volcano Corp. (a)	1,831,442	50,017
		758,622
Health Care Providers & Services - 0.7%
Diagnosticos da America SA	1,125,000	15,253
Express Scripts, Inc. (a)	1,465,000	79,183
HMS Holdings Corp. (a)	743,700	48,169
Magellan Health Services, Inc. (a)	197,200	9,324
Medco Health Solutions, Inc. (a)	5,522,502	338,364
Sinopharm Group Co. Ltd. (H Shares)	2,357,200	8,219
UnitedHealth Group, Inc.	1,575,000	56,873
		555,385
Health Care Technology - 0.5%
Allscripts-Misys Healthcare Solutions, Inc. (a)	691,169	13,319
Cerner Corp. (a)	2,428,389	230,066
Quality Systems, Inc. (d)(e)	1,909,185	133,299
		376,684
Life Sciences Tools & Services - 1.1%
Agilent Technologies, Inc. (a)	1,487,205	61,615
Fluidigm Corp. (a)	28,439	57
Life Technologies Corp. (a)	1,037,400	57,576
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Life Sciences Tools & Services - continued
Mettler-Toledo International, Inc. (a)(e)	3,234,900	$ 489,149
Waters Corp. (a)	2,435,657	189,275
		797,672
Pharmaceuticals - 2.7%
Abbott Laboratories	10,024,483	480,273
Allergan, Inc.	296,800	20,381
Aspen Pharmacare Holdings Ltd.	500,000	6,944
AstraZeneca PLC (United Kingdom)	6,131,886	279,647
Bayer AG	397,375	29,380
Bristol-Myers Squibb Co.	2,229,500	59,037
Dr. Reddy's Laboratories Ltd. sponsored ADR (d)	1,573,200	58,145
Forest Laboratories, Inc. (a)	533,300	17,055
Johnson & Johnson	326,800	20,213
Lupin Ltd.	1,450,000	15,646
MAP Pharmaceuticals, Inc. (a)	775,598	12,984
Novartis AG sponsored ADR (d)	233,900	13,788
Novo Nordisk AS Series B	3,569,937	402,396
Perrigo Co.	2,054,600	130,118
Piramal Healthcare Ltd.	550,000	5,781
Salix Pharmaceuticals Ltd. (a)	3,100	146
Shire PLC	4,867,000	117,433
Teva Pharmaceutical Industries Ltd. sponsored ADR	3,704,400	193,110
Valeant Pharmaceuticals International, Inc.	5,567,777	157,883
Warner Chilcott PLC	537,826	12,133
		2,032,493
TOTAL HEALTH CARE		6,074,554
INDUSTRIALS - 5.7%
Aerospace & Defense - 0.1%
DigitalGlobe, Inc. (a)	291,155	9,233
GeoEye, Inc. (a)	137,606	5,833
Goodrich Corp.	180,000	15,853
TransDigm Group, Inc. (a)	228,600	16,461
United Technologies Corp.	908,500	71,517
		118,897
Air Freight & Logistics - 0.7%
Air Lease Corp. Class A (a)(f)	1,624,500	33,302
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Air Freight & Logistics - continued
C.H. Robinson Worldwide, Inc.	5,420,325	$ 434,656
Expeditors International of Washington, Inc.	980,600	53,541
		521,499
Airlines - 0.1%
Lan Airlines SA sponsored ADR (d)	197,392	6,076
Southwest Airlines Co.	4,631,000	60,110
		66,186
Commercial Services & Supplies - 0.5%
Aggreko PLC	533,300	12,331
Clean Harbors, Inc. (a)	100,000	8,408
Edenred (a)	1,964,281	46,524
Interface, Inc. Class A	300,725	4,706
Multiplus SA	400,000	8,135
Stericycle, Inc. (a)	2,883,385	233,324
Waste Connections, Inc.	1,560,096	42,949
		356,377
Construction & Engineering - 0.0%
Jacobs Engineering Group, Inc. (a)	621,279	28,486
Larsen & Toubro Ltd.	325,000	14,386
		42,872
Electrical Equipment - 0.7%
American Superconductor Corp. (a)(d)	1,655,813	47,340
Cooper Industries PLC Class A	3,599,141	209,794
Emerson Electric Co.	642,700	36,743
Polypore International, Inc. (a)(e)	2,344,221	95,480
Roper Industries, Inc.	1,232,800	94,223
Sensata Technologies Holding BV	1,673,100	50,377
		533,957
Industrial Conglomerates - 0.1%
3M Co.	273,300	23,586
Beijing Enterprises Holdings Ltd.	3,563,500	22,099
Koc Holding AS	1,300,000	6,340
		52,025
Machinery - 2.1%
AGCO Corp. (a)	500,500	25,355
Ashok Leyland Ltd.	2,491,240	3,566
Caterpillar, Inc.	1,290,100	120,831
China Automation Group Ltd.	40,202,000	29,275
China Yuchai International Ltd.	49,400	1,565
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
CNH Global NV (a)	513,700	$ 24,524
Cummins, Inc.	2,144,453	235,911
Danaher Corp.	10,640,118	501,894
Deere & Co.	560,100	46,516
Donaldson Co., Inc.	288,700	16,825
Dover Corp.	835,700	48,847
Gardner Denver, Inc.	110,000	7,570
Komatsu Ltd.	1,863,900	56,389
Nordson Corp.	604,504	55,542
PACCAR, Inc.	4,056,941	232,950
Pall Corp.	1,468,100	72,788
Rotork PLC	272,800	7,780
Tata Motors Ltd. sponsored ADR (d)	1,429,200	41,933
Timken Co.	350,000	16,706
		1,546,767
Professional Services - 0.1%
IHS, Inc. Class A (a)	664,479	53,417
Road & Rail - 1.1%
Canadian National Railway Co.	4,617,700	307,214
CSX Corp.	2,673,000	172,703
Localiza Rent A Car SA	3,459,200	56,071
Norfolk Southern Corp.	692,000	43,471
Union Pacific Corp.	2,296,500	212,794
		792,253
Trading Companies & Distributors - 0.2%
Mills Estruturas e Servicos de Engenharia SA (a)	1,028,700	12,769
Noble Group Ltd.	17,646,000	29,840
W.W. Grainger, Inc.	870,500	120,225
		162,834
TOTAL INDUSTRIALS		4,247,084
INFORMATION TECHNOLOGY - 32.7%
Communications Equipment - 1.9%
Acme Packet, Inc. (a)	2,244,248	119,304
Adtran, Inc.	1,158,500	41,949
Aruba Networks, Inc. (a)	2,439,289	50,932
Calix Networks, Inc. (a)	408,778	6,908
Cisco Systems, Inc. (a)	2,068,232	41,840
F5 Networks, Inc. (a)	3,272,479	425,946
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
HTC Corp.	8,543,650	$ 263,602
JDS Uniphase Corp. (a)	843,400	12,212
Juniper Networks, Inc. (a)	3,630,289	134,030
Motorola, Inc. (a)	5,025,200	45,579
QUALCOMM, Inc.	3,951,243	195,547
Riverbed Technology, Inc. (a)	3,010,166	105,868
		1,443,717
Computers & Peripherals - 8.8%
Apple, Inc. (a)	16,463,647	5,310,521
Dell, Inc. (a)	547,900	7,424
EMC Corp. (a)	16,144,200	369,702
Hewlett-Packard Co.	6,538,949	275,290
Lexmark International, Inc. Class A (a)	327,800	11,414
NetApp, Inc. (a)	10,666,800	586,247
		6,560,598
Electronic Equipment & Components - 0.9%
Amphenol Corp. Class A (e)	10,438,012	550,918
E Ink Holdings, Inc. (a)	5,349,000	10,837
E Ink Holdings, Inc. GDR (a)(f)	471,100	9,549
IPG Photonics Corp. (a)	966,945	30,575
Kyocera Corp.	350,000	35,726
Wasion Group Holdings Ltd.	5,952,000	3,936
		641,541
Internet Software & Services - 6.7%
Akamai Technologies, Inc. (a)	1,368,500	64,388
Baidu.com, Inc. sponsored ADR (a)	1,792,000	172,982
Constant Contact, Inc. (a)(d)(e)	1,854,870	57,482
eBay, Inc. (a)	13,398,909	372,892
Google, Inc. Class A (a)	6,425,548	3,816,583
IntraLinks Holdings, Inc.	1,610,055	30,124
LivePerson, Inc. (a)	2,465,128	27,856
LogMeIn, Inc. (a)	1,115,303	49,453
Mercadolibre, Inc. (a)(d)	1,090,206	72,662
Open Text Corp. (a)	239,500	10,982
Tencent Holdings Ltd.	11,003,700	239,115
Terremark Worldwide, Inc. (a)	142,494	1,845
WebMD Health Corp. (a)	1,230,204	62,814
YouKu.com, Inc. ADR (a)	289,100	10,121
		4,989,299
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - 2.7%
Accenture PLC Class A	8,818,900	$ 427,628
Cognizant Technology Solutions Corp. Class A (a)	4,662,922	341,746
Fidelity National Information Services, Inc.	3,130,758	85,751
Fiserv, Inc. (a)	650,600	38,099
hiSoft Technology International Ltd. ADR (a)	551,112	16,644
iGate Corp.	2,140,783	42,195
Infosys Technologies Ltd. sponsored ADR	205,900	15,665
International Business Machines Corp.	998,100	146,481
Redecard SA	1,759,000	22,311
Sapient Corp.	615,000	7,442
VeriFone Systems, Inc. (a)	447,100	17,240
Visa, Inc. Class A	12,308,893	866,300
		2,027,502
Semiconductors & Semiconductor Equipment - 6.5%
Altera Corp. (e)	17,829,400	634,370
Analog Devices, Inc.	3,427,300	129,106
ARM Holdings PLC sponsored ADR (d)	9,640,800	200,047
ASML Holding NV	2,150,300	82,443
Atheros Communications, Inc. (a)	1,309,399	47,034
Atmel Corp. (a)	8,715,100	107,370
Avago Technologies Ltd.	9,744,990	277,440
Broadcom Corp. Class A	13,413,900	584,175
Cavium Networks, Inc. (a)(e)	2,665,916	100,452
Cirrus Logic, Inc. (a)(d)(e)	4,182,995	66,844
Cree, Inc. (a)(d)	1,461,200	96,278
GT Solar International, Inc. (a)	2,506,700	22,861
Hittite Microwave Corp. (a)	331,755	20,250
Inphi Corp.	360,000	7,232
Linear Technology Corp. (d)	5,158,700	178,439
Marvell Technology Group Ltd. (a)	27,064,614	502,049
Maxim Integrated Products, Inc.	2,588,500	61,140
Micrel, Inc. (d)(e)	6,246,986	81,148
Microchip Technology, Inc. (d)	435,800	14,909
MIPS Technologies, Inc. (a)	1,436,700	21,780
Netlogic Microsystems, Inc. (a)(d)	2,661,630	83,602
Novellus Systems, Inc. (a)	1,711,000	55,300
NVIDIA Corp. (a)	15,142,556	233,195
Power Integrations, Inc.	185,600	7,450
Samsung Electronics Co. Ltd.	845,537	715,643
Semtech Corp. (a)	512,029	11,592
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Skyworks Solutions, Inc. (a)(e)	12,521,389	$ 358,487
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	4,907,080	61,535
TriQuint Semiconductor, Inc. (a)	5,673,234	66,320
Xilinx, Inc.	1,249,600	36,213
		4,864,704
Software - 5.2%
Activision Blizzard, Inc.	1,877,564	23,357
ANSYS, Inc. (a)	371,883	19,364
BMC Software, Inc. (a)	6,507,847	306,780
CA, Inc.	662,400	16,189
Check Point Software Technologies Ltd. (a)	7,550,200	349,272
Citrix Systems, Inc. (a)	7,002,200	479,021
CommVault Systems, Inc. (a)	233,307	6,677
Fortinet, Inc. (a)	1,223,758	39,589
Informatica Corp. (a)(e)	4,719,057	207,780
Intuit, Inc. (a)	4,275,400	210,777
NetSuite, Inc. (a)(d)	528,500	13,213
Oracle Corp.	30,230,400	946,212
QLIK Technologies, Inc.	1,836,600	47,403
RealPage, Inc.	1,620,930	50,135
Red Hat, Inc. (a)	2,525,525	115,290
Rovi Corp. (a)	4,384,164	271,862
salesforce.com, Inc. (a)	4,086,135	539,370
Solera Holdings, Inc.	1,296,383	66,530
Sourcefire, Inc. (a)	464,307	12,039
SuccessFactors, Inc. (a)	576,544	16,697
TIBCO Software, Inc. (a)	3,786,700	74,636
Trion World Network, Inc. warrants 8/10/17 (a)(g)	124,282	0*
VanceInfo Technologies, Inc. ADR (a)	928,953	32,086
VMware, Inc. Class A (a)	262,700	23,357
		3,867,636
TOTAL INFORMATION TECHNOLOGY		24,394,997
MATERIALS - 7.9%
Chemicals - 0.6%
Celanese Corp. Class A	175,000	7,205
CF Industries Holdings, Inc.	451,059	60,961
Ecolab, Inc.	1,509,163	76,092
Huabao International Holdings Ltd.	108,122,000	174,998
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
LyondellBasell Industries NV Class A (a)	260,100	$ 8,947
Nalco Holding Co.	1,202,600	38,411
PPG Industries, Inc.	185,100	15,561
Praxair, Inc.	271,600	25,930
STR Holdings, Inc. (a)(d)	422,042	8,441
The Mosaic Co.	88,200	6,735
		423,281
Construction Materials - 0.0%
Ultratech Cement Ltd.	210,100	5,095
Containers & Packaging - 0.0%
Ball Corp.	224,500	15,277
Crown Holdings, Inc. (a)	226,100	7,547
		22,824
Metals & Mining - 7.3%
Agnico-Eagle Mines Ltd. (Canada)	355,300	27,290
Alamos Gold, Inc.	1,776,600	33,704
Allied Nevada Gold Corp. (a)	1,742,300	46,034
Anglo American PLC (United Kingdom)	1,352,800	70,398
AngloGold Ashanti Ltd. sponsored ADR	6,268,034	308,575
Aurizon Mines Ltd. (a)	4,362,800	31,847
B2Gold Corp. (a)(e)	21,805,437	58,815
B2Gold Corp. (a)(e)(f)	5,850,000	15,779
BHP Billiton Ltd. sponsored ADR	160,900	14,951
Compania de Minas Buenaventura SA sponsored ADR	963,895	47,192
Consolidated Thompson Iron Mines Ltd. (a)	623,900	8,815
Eldorado Gold Corp.	27,085,088	502,431
Franco-Nevada Corp. (e)	9,172,500	305,903
Franco-Nevada Corp. (e)(f)	695,100	23,182
Franco-Nevada Corp. warrants 6/16/17 (a)(e)(f)	347,550	2,544
Freeport-McMoRan Copper & Gold, Inc.	1,661,500	199,530
Fronteer Gold, Inc. (a)	2,507,190	29,212
Goldcorp, Inc.	16,373,183	753,235
Golden Star Resources Ltd. Cda (a)	2,699,900	12,372
Imperial Metals Corp. (a)	53,400	1,410
Intrepid Mines Ltd. (a)	4,117,631	8,456
Ivanhoe Mines Ltd. (a)	19,491,600	449,521
Ivanhoe Mines Ltd. rights 1/26/11 (a)	19,491,600	26,189
Kinross Gold Corp.	27,972,127	530,385
Kinross Gold Corp. warrants 9/17/14 (a)	1,288,958	6,062
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Metals & Mining - continued
Medusa Mining Ltd.	7,342,810	$ 48,539
Molycorp, Inc. (d)	218,400	10,898
New Gold, Inc. (a)	11,881,900	115,328
Newcrest Mining Ltd.	22,917,776	946,906
Novagold Resources, Inc. (a)	2,774,800	39,537
OceanaGold Corp. (a)	670,200	2,507
Osisko Mining Corp. (a)	1,318,000	19,189
Rainy River Resources Ltd. (a)	610,000	7,719
Randgold Resources Ltd. sponsored ADR	4,596,182	378,404
Romarco Minerals, Inc. (a)	5,967,900	13,823
San Gold Corp. (a)	13,982,600	55,661
Silver Wheaton Corp. (a)	573,200	22,404
Tahoe Resources, Inc. (f)	5,816,500	85,734
Teck Resources Ltd. Class B (sub. vtg.)	1,543,500	95,631
Ventana Gold Corp. (a)	1,933,100	25,702
Walter Energy, Inc.	227,000	29,020
		5,410,834
TOTAL MATERIALS		5,862,034
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.0%
China Unicom (Hong Kong) Ltd. sponsored ADR	2,124,951	30,281
Wireless Telecommunication Services - 0.4%
American Tower Corp. Class A (a)	4,134,100	213,485
SOFTBANK CORP.	235,000	8,134
Syniverse Holdings, Inc. (a)	62,931	1,941
Vivo Participacoes SA sponsored ADR	979,600	31,925
		255,485
TOTAL TELECOMMUNICATION SERVICES		285,766
UTILITIES - 0.1%
Electric Utilities - 0.0%
Companhia Paranaense de Energia-Copel (PN-B) sponsored ADR (d)	479,425	12,067
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Multi-Utilities - 0.1%
YTL Corp. Bhd	24,945,630	$ 68,037
TOTAL UTILITIES		80,104
TOTAL COMMON STOCKS (Cost $46,526,622)		71,409,758
Preferred Stocks - 0.2%

Convertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Groupon, Inc. 0.00% (a)	2,625,879	82,952
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Ning, Inc. Series D 8.00% (a)(g)	4,021,166	23,705
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
superDimension Ltd. Series D, 6.00% (a)(g)	698,064	14,960
superDimension Ltd. Series E, 6.00% (a)(g)	48,567	1,041
superDimension Ltd. warrants 6/16/20 (a)(g)	12,142	0
		16,001
Life Sciences Tools & Services - 0.0%
Fluidigm Corp. (a)	1,313,082	9,192
TOTAL HEALTH CARE		25,193
INFORMATION TECHNOLOGY - 0.0%
Internet Software & Services - 0.0%
Digg, Inc. Series C, 8.00% (a)(g)	410,013	2,001
Software - 0.0%
Trion World Network, Inc.:
Series C, 8.00% (a)(g)	3,950,196	16,907
Series C-1, 8.00% (a)(g)	310,705	1,330
		18,237
TOTAL INFORMATION TECHNOLOGY		20,238
TOTAL CONVERTIBLE PREFERRED STOCKS		152,088
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Life Sciences Tools & Services - 0.0%
Fluidigm Corp. Series E (a)	28,439	$ 199
TOTAL PREFERRED STOCKS (Cost $173,544)		152,287
Money Market Funds - 5.7%

Fidelity Cash Central Fund, 0.19% (b)	3,859,096,723	3,859,097
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	400,674,376	400,674
TOTAL MONEY MARKET FUNDS (Cost $4,259,771)		4,259,771
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $50,959,937)		75,821,816
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(1,289,715)
NET ASSETS - 100%		$ 74,532,101
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $594,641,000 or 0.8% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $174,442,000 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Concho Resources, Inc.	7/20/10	$ 28,368
Digg, Inc. Series C, 8.00%	9/23/08	$ 4,317
Legend Pictures Holdings LLC unit	9/23/10	$ 20,850
Metro Bank PLC Class A	12/8/09 - 12/1/10	$ 21,310
Ning, Inc. Series D 8.00%	3/19/08	$ 28,751
Security	Acquisition Date	Acquisition Cost (000s)
superDimension Ltd. Series D, 6.00%	2/27/08 - 5/22/08	$ 14,960
superDimension Ltd. Series E, 6.00%	6/15/10	$ 1,041
superDimension Ltd. warrants 6/16/20	6/15/10	$ 0
The Weinstein Co. Holdings, LLC Class A-1	10/19/05	$ 41,234
Trion World Network, Inc. warrants 8/10/17	8/10/10	$ 0*
Trion World Network, Inc. Series C, 8.00%	8/22/08	$ 21,691
Trion World Network, Inc. Series C-1, 8.00%	8/10/10	$ 1,706
* Amount represents less than $1,000.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 8,420
Fidelity Securities Lending Cash Central Fund	10,519
Total	$ 18,939
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Altera Corp.	$ 116,941	$ 331,282	$ 6,986	$ 2,971	$ 634,370
Amphenol Corp. Class A	407,853	73,093	-	586	550,918
AsiaInfo Holdings, Inc.	82,360	-	57,955	-	-
B2Gold Corp.	14,609	25,872	-	-	74,594
Birchcliff Energy Ltd.	84,025	5,948	12,745	-	80,976
Cavium Networks, Inc.	-	72,106	-	-	100,452
China Automation Group Ltd.	23,686	19,788	10,838	350	-
Chipotle Mexican Grill, Inc.	222,182	51,809	7,302	-	631,915
Cirrus Logic, Inc.	-	63,384	7,688	-	66,844
Clean Energy Fuels Corp.	20,830	69,938	38,702	-	-
CommVault Systems, Inc.	12,290	58,298	53,136	-	-
Constant Contact, Inc.	23,641	8,677	-	-	57,482
Diamond Foods, Inc.	-	55,311	-	160	74,649
Discovery Communications, Inc.	335,683	102,771	13,670	-	559,889
Dollar Tree, Inc.	188,877	141,403	13,782	-	508,287
Franco-Nevada Corp.	224,499	50,867	5,247	2,445	331,629
Hill-Rom Holdings, Inc.	-	112,551	-	678	127,108
Informatica Corp.	75,372	49,366	-	-	207,780
Ivanhoe Mines Ltd.	339,689	20,388	82,117	-	-
J. Crew Group, Inc.	282,965	2,840	-	-	275,365
Maidenform Brands, Inc.	-	35,983	30,958	-	-
MannKind Corp.	66,708	-	56,189	-	-
McAfee, Inc.	411,783	-	406,099	-	-
Medivation, Inc.	119,736	4,292	37,672	-	-
Metro Bank PLC Class A	13,200	8,003	-	-	23,284
Mettler-Toledo International, Inc.	316,051	25,883	-	-	489,149
Micrel, Inc.	-	67,023	-	621	81,148
Netlogic Microsystems, Inc.	-	103,981	27,401	-	-
Noble Energy, Inc.	956,758	75,259	77,128	9,458	1,143,438
Northern Oil & Gas, Inc.	44,836	32,764	68,707	-	-
Polypore International, Inc.	-	93,357	-	-	95,480
Quality Systems, Inc.	123,381	32,677	32,428	2,106	133,299
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Red Back Mining, Inc.	$ 209,441	$ 6,774	$ 490,658	$ -	$ -
Skyworks Solutions, Inc.	-	184,981	-	-	358,487
SmartHeat, Inc.	46,779	2,113	21,535	-	-
Steven Madden Ltd.	-	49,040	60,037	-	-
STR Holdings, Inc.	-	51,850	42,158	-	-
Strayer Education, Inc.	104,192	95,732	137,748	1,617	-
Targacept, Inc.	31,733	1,327	-	-	41,953
Tim Hortons, Inc.	339,156	19,402	-	4,831	480,467
TJX Companies, Inc.	645,673	116,021	-	11,284	909,199
TreeHouse Foods, Inc.	122,751	10,750	-	-	174,155
Zymogenetics, Inc.	6,390	22,661	20,376	-	-
Total	$ 6,014,070	$ 2,355,565	$ 1,819,262	$ 37,107	$ 8,212,317
Other Information

The following is a summary of the inputs used, as of December 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 13,629,687	$ 13,471,736	$ 121,638	$ 36,313
Consumer Staples	4,856,965	4,856,965	-	-
Energy	4,259,356	4,259,351	5	-
Financials	7,825,868	7,763,887	14,992	46,989
Health Care	6,099,946	5,275,021	799,476	25,449
Industrials	4,247,084	4,213,782	-	33,302
Information Technology	24,415,235	24,394,997	-	20,238
Materials	5,862,034	5,862,034	-	-
Telecommunication Services	285,766	285,766	-	-
Utilities	80,104	80,104	-	-
Money Market Funds	4,259,771	4,259,771	-	-
Total Investments in Securities:	$ 75,821,816	$ 74,723,414	$ 936,111	$ 162,291
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 102,862
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	26,468
Cost of Purchases	64,289
Proceeds of Sales	(31,328)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 162,291
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2010	$ 3,668

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	77.6%
Canada	6.7%
United Kingdom	1.9%
Brazil	1.5%
Australia	1.4%
Korea (South)	1.1%
Bermuda	1.0%
Others (Individually Less Than 1%)	8.8%
100.0%
Income Tax Information

At December 31, 2010, the Fund had a capital loss carryforward of approximately $5,133,096,000 of which $2,230,781,000 and $2,902,315,000 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	December 31, 2010

Assets
Investment in securities, at value (including securities loaned of $387,256) - See accompanying schedule: Unaffiliated issuers (cost $41,652,588)	$ 63,349,728
Fidelity Central Funds (cost $4,259,771)	4,259,771
Other affiliated issuers (cost $5,047,578)	8,212,317
Total Investments (cost $50,959,937)		$ 75,821,816
Cash		1,043
Foreign currency held at value (cost $35,816)		35,815
Receivable for investments sold		135,296
Receivable for fund shares sold		205,075
Dividends receivable		40,093
Distributions receivable from Fidelity Central Funds		1,526
Prepaid expenses		202
Other receivables		2,405
Total assets		76,243,271

Liabilities
Payable for investments purchased	$ 70,197
Payable for fund shares redeemed	1,189,940
Accrued management fee	38,358
Other affiliated payables	9,604
Other payables and accrued expenses	2,397
Collateral on securities loaned, at value	400,674
Total liabilities		1,711,170

Net Assets		$ 74,532,101
Net Assets consist of:
Paid in capital		$ 55,504,512
Accumulated net investment loss		(1,471)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,833,186)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		24,862,246
Net Assets		$ 74,532,101
Contrafund: Net Asset Value, offering price and redemption price per share ($60,498,169 ÷ 893,204 shares)		$ 67.73

Class K: Net Asset Value, offering price and redemption price per share ($14,033,932 ÷ 207,297 shares)		$ 67.70

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended December 31, 2010

Investment Income
Dividends (including $37,107 earned from other affiliated issuers)		$ 568,293
Interest		2,032
Income from Fidelity Central Funds		18,939
Total income		589,264

Expenses
Management fee Basic fee	$ 371,417
Performance adjustment	109,530
Transfer agent fees	108,538
Accounting and security lending fees	2,839
Custodian fees and expenses	3,564
Independent trustees' compensation	376
Registration fees	560
Audit	270
Legal	243
Miscellaneous	838
Total expenses before reductions	598,175
Expense reductions	(3,546)	594,629
Net investment income (loss)		(5,365)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	922,422
Other affiliated issuers	272,352
Foreign currency transactions	(10,059)
Total net realized gain (loss)		1,184,715
Change in net unrealized appreciation (depreciation) on: Investment securities	9,616,258
Assets and liabilities in foreign currencies	257
Total change in net unrealized appreciation (depreciation)		9,616,515
Net gain (loss)		10,801,230
Net increase (decrease) in net assets resulting from operations		$ 10,795,865

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2010	Year ended December 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (5,365)	$ 123,258
Net realized gain (loss)	1,184,715	(471,089)
Change in net unrealized appreciation (depreciation)	9,616,515	14,688,737
Net increase (decrease) in net assets resulting from operations	10,795,865	14,340,906
Distributions to shareholders from net investment income	(11,023)	(132,704)
Distributions to shareholders from net realized gain	(443,362)	(92,816)
Total distributions	(454,385)	(225,520)
Share transactions - net increase (decrease)	216,951	1,408,294
Total increase (decrease) in net assets	10,558,431	15,523,680

Net Assets
Beginning of period	63,973,670	48,449,990
End of period (including accumulated net investment loss of $1,471 and undistributed net investment income of $5,435, respectively)	$ 74,532,101	$ 63,973,670

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Contrafund

Years ended December 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 58.28	$ 45.26	$ 73.11	$ 65.21	$ 64.76
Income from Investment Operations
Net investment income (loss) B	(.02)	.11	.23	.48	.41
Net realized and unrealized gain (loss)	9.86	13.11	(27.22)	12.34	6.92
Total from investment operations	9.84	13.22	(26.99)	12.82	7.33
Distributions from net investment income	(.01)	(.11)	(.21)	(.44)	(.39)
Distributions from net realized gain	(.38)	(.09)	(.65)	(4.48)	(6.49)
Total distributions	(.39)	(.20) F	(.86)	(4.92)	(6.88)
Net asset value, end of period	$ 67.73	$ 58.28	$ 45.26	$ 73.11	$ 65.21
Total Return A	16.93%	29.23%	(37.16)%	19.78%	11.54%
Ratios to Average Net Assets C, E
Expenses before reductions	.92%	1.02%	.95%	.89%	.90%
Expenses net of fee waivers, if any	.92%	1.02%	.95%	.89%	.90%
Expenses net of all reductions	.91%	1.01%	.94%	.89%	.89%
Net investment income (loss)	(.03)%	.22%	.37%	.68%	.62%
Supplemental Data
Net assets, end of period (in millions)	$ 60,498	$ 57,225	$ 45,149	$ 81,144	$ 68,576
Portfolio turnover rate D	46%	58%	78%	56%	76%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.20 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended December 31,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 58.25	$ 45.23	$ 68.59
Income from Investment Operations
Net investment income (loss) D	.06	.19	.22
Net realized and unrealized gain (loss)	9.87	13.11	(23.30)
Total from investment operations	9.93	13.30	(23.08)
Distributions from net investment income	(.01)	(.20)	(.28)
Distributions from net realized gain	(.47)	(.09)	-
Total distributions	(.48)	(.28) I	(.28)
Net asset value, end of period	$ 67.70	$ 58.25	$ 45.23
Total Return B, C	17.09%	29.43%	(33.63)%
Ratios to Average Net Assets E, H
Expenses before reductions	.79%	.86%	.82% A
Expenses net of fee waivers, if any	.79%	.86%	.82% A
Expenses net of all reductions	.78%	.85%	.82% A
Net investment income (loss)	.10%	.38%	.75% A
Supplemental Data
Net assets, end of period (in millions)	$ 14,034	$ 6,749	$ 3,301
Portfolio turnover rate F	46%	58%	78%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to December 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.28 per share is comprised of distributions from net investment income of $.196 and distributions from net realized gain of $.085 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Contrafund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Contrafund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 24,498,056
Gross unrealized depreciation	(426,967)
Net unrealized appreciation (depreciation)	$ 24,071,089

Tax Cost	$ 51,750,727

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 90,700
Capital loss carryforward	$ (5,133,096)
Net unrealized appreciation (depreciation)	$ 24,071,456

The tax character of distributions paid was as follows:

	December 31, 2010	December 31, 2009
Ordinary Income	$ 454,385	$ 225,520

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $28,716,847 and $29,225,138, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Contrafund as

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was ..72% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Contrafund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Contrafund	$ 103,362.18
Class K	5,176.05
	$ 108,538

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $500 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $252 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,519. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $10,519, including $15 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,529 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $17.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2010	2009
From net investment income
Contrafund	$ 9,746	$ 110,638
Class K	1,277	22,066
Total	$ 11,023	$ 132,704
From net realized gain
Contrafund	$ 351,760	$ 83,038
Class K	91,602	9,778
Total	$ 443,362	$ 92,816

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2010	2009A	2010	2009A
Contrafund
Shares sold	140,195	185,518	$ 8,546,117	$ 8,936,796
Conversion to Class K	-	(28,838)	-	(1,280,867)
Reinvestment of distributions	5,490	3,386	351,012	188,452
Shares redeemed	(234,389)	(175,665)	(14,056,256)	(8,469,845)
Net increase (decrease)	(88,704)	(15,599)	$ (5,159,127)	$ (625,464)
Class K
Shares sold	121,022	33,635	$ 7,167,377	$ 1,711,298
Conversion from Contrafund	-	28,843	-	1,280,867
Reinvestment of distributions	1,416	566	92,878	31,844
Shares redeemed	(30,996)	(20,158)	(1,884,177)	(990,251)
Net increase (decrease)	91,442	42,886	$ 5,376,078	$ 2,033,758

A Conversion transactions for Class K and Contrafund are presented for the period January 1, 2009 to August 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Contrafund and the Shareholders of Fidelity Contrafund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Contrafund (a fund of Fidelity Contrafund) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Contrafund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 408 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Contrafund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class K	02/07/11	02/04/11	$.085

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Contrafund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Fidelity Contrafund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Contrafund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Annual Report

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc. Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

CON-K-UANN-0211
1.863186.102

Item 2. Code of Ethics

As of the end of the period, December 31, 2010, Fidelity Contrafund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Advisor New Insights Fund and Fidelity Contrafund (the "Funds"):

Services Billed by PwC

December 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$69,000	$-	$4,100	$9,400
Fidelity Contrafund	$217,000	$-	$4,100	$39,500

December 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$69,000	$-	$4,100	$8,700
Fidelity Contrafund	$232,000	$-	$4,100	$42,200

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	December 31, 2010A	December 31, 2009A
Audit-Related Fees	$2,505,000	$2,655,000
Tax Fees	$-	$-
All Other Fees	$510,000	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2010 A	December 31, 2009 A
PwC	$5,065,000	$4,600,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Contrafund

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 28, 2011
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 28, 2011